File Nos. 333-32887
                                                                      811-08325
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ ]
      Pre-Effective Amendment No. ___                                   [ ]
      Post-Effective Amendment No. _10_                                 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ ]
      Amendment No. _11__                                               [X]

                        (Check appropriate box or boxes.)

     BMA Variable Annuity Account A
     -------------------------------
     (Exact Name of Registrant)

     Business Men's Assurance Company of America
     -------------------------------------------
     (Name of Depositor)

     700 Karnes Boulevard, Kansas City, Missouri                     64108
     ------------------------------------------------------------   ----------
     (Address of Depositor's Principal Executive Offices)           (Zip Code)

Depositor's Telephone Number, including Area Code  (816) 753-8000

     Name and Address of Agent for Service

     David A. Gates
     Business Men's Assurance Company of America
     700 Karnes Blvd.
     Kansas City, Missouri 64108

     Copies to:
     Lynn K. Stone
     Blazzard, Grodd & Hasenauer, P.C.
     943 Post Road East
     Westport, CT 06880
     (203) 226-7866

It is proposed that this filing will become effective:

_____ immediately upon filing pursuant to paragraph (b) of Rule 485
__X__ on May 1, 2002 pursuant to paragraph (b) of Rule 485
_____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
_____ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following:

     _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Individual Flexible Purchase Payment Deferred Variable Annuity Contracts


                              CROSS REFERENCE SHEET

                             (required by Rule 495)

ITEM NO.                                                                  Location

                                           PART A

Item 1.          Cover Page                                               Cover Page

Item 2.          Definitions                                              Index of Special Terms

Item 3.          Synopsis                                                 Summary

Item 4.          Condensed Financial Information                          Appendix

Item 5.          General Description of Registrant,
                 Depositor, and Portfolio Companies                       Other Information -
                                                                          BMA; The Separate
                                                                          Account; Investment
                                                                          Options

Item 6.          Deductions and Expenses                                  Expenses

Item 7.          General Description of Variable
                 Annuity Contracts                                        The Annuity Contract

Item 8.          Annuity Period                                           Annuity Payments
                                                                          (The Income Phase)

Item 9.          Death Benefit                                            Death Benefit

Item 10.         Purchases and Contract Value                             Purchase

Item 11.         Redemptions                                              Access to Your Money

Item 12.         Taxes                                                    Taxes

Item 13.         Legal Proceedings                                        None

Item 14.         Table of Contents of the Statement
                 of Additional Information                                Table of Contents of the
                                                                          Statement of Additional
                                                                          Information


                              CROSS REFERENCE SHEET

                             (required by Rule 495)

ITEM NO.                                                                        LOCATION
                                           PART B

Item 15.            Cover Page                                                  Cover Page

Item 16.            Table of Contents                                           Table of Contents

Item 17.            General Information and History                             Company

Item 18.            Services                                                    Not Applicable

Item 19.            Purchase of Securities Being Offered                        Not Applicable

Item 20.            Underwriters                                                Distribution

Item 21.            Calculation of Performance Data                             Performance Information

Item 22.            Annuity Payments                                            Annuity Provisions

Item 23.            Financial Statements                                        Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate Item so numbered in Part C to this Registration Statement.

                                     PART A


                         THE FIXED AND VARIABLE ANNUITY

                                    ISSUED BY

                         BMA VARIABLE ANNUITY ACCOUNT A

                                       AND

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

     This prospectus describes the Fixed and Variable Annuity Contract offered by Business Men's Assurance Company of America (BMA). The annuity contract has 25 investment choices--2 FIXED ACCOUNT options and 23 INVESTMENT PORTFOLIOS listed below.

     The 23 INVESTMENT PORTFOLIOS are part of Investors Mark Series Fund, Inc., Berger Institutional Products Trust, The Alger American Fund, American Century Variable Portfolios, Inc., Dreyfus Stock Index Fund, Dreyfus Variable Investment Fund, Variable Insurance Products Fund, INVESCO Variable Investment Funds, Inc. and Lazard Retirement Series, Inc. You can put your money in Fixed Account I, any currently available GUARANTEE PERIOD of Fixed Account II and/or any of these INVESTMENT PORTFOLIOS.

INVESTORS MARK SERIES FUND, INC.

     Managed By Standish Mellon Asset Management Company LLC
          Intermediate Fixed Income Portfolio
          Mid Cap Equity Portfolio
          Money Market Portfolio
          Global Fixed Income Portfolio

     Managed By Stein Roe & Farnham Incorporated
          Small Cap Equity Portfolio
          Large Cap Growth Portfolio

     Managed By David L. Babson & Co., Inc.
          Large Cap Value Portfolio

     Managed By Lord Abbett
          Growth & Income Portfolio

     Managed By Kornitzer Capital Management, Inc.
          Balanced Portfolio

BERGER INSTITUTIONAL PRODUCTS TRUST
     Managed By Berger Financial Group LLC
          Berger IPT-International Fund

THE  ALGER AMERICAN FUND Managed By Fred Alger Management, Inc.
          Alger American Growth Portfolio
          Alger American Leveraged AllCap Portfolio
          Alger American MidCap Growth Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
     Managed By American Century Investment Management, Inc.
          VP Income & Growth
          VP Value

DREYFUS STOCK INDEX FUND
     Managed By The Dreyfus Corporation (Index Fund Manager--Mellon Equity Associates)

DREYFUS VARIABLE INVESTMENT FUND ("Dreyfus VIF")
     Managed By The Dreyfus Corporation
          Dreyfus VIF Disciplined Stock Portfolio

VARIABLE INSURANCE PRODUCTS FUND ("VIP"),
     Managed By Fidelity Management & Research Company
          Fidelity VIP Overseas Portfolio
          Fidelity VIP Growth Portfolio
          Fidelity VIP Contrafund(R) Portfolio

INVESCO VARIABLE INVESTMENT FUNDS, INC.
     Managed By INVESCO Funds Group, Inc
          INVESCO VIF-High Yield Fund
          INVESCO VIF-Core Equity Fund (formerly INVESCO VIF-Equity Income Fund)

LAZARD RETIREMENT SERIES, INC.
     Managed By Lazard Asset Management
          Lazard Retirement Small Cap Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

     Please read this prospectus before investing and keep it on file for future reference. It contains important information about the BMA Fixed and Variable Annuity Contract.

     To learn more about the BMA Fixed and Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2002. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC has a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page of this prospectus. For a free copy of the SAI, call us at 1-800-423-9398 or write us at: 2000 Wade Hampton Boulevard, Greenville, SC 29602-0789 (beginning June 1, 2002) (9735 Landmark Parkway Drive, St. Louis, MO 63127-1690 (May 1, 2002 - June 1, 2002)).

     The Contracts:
         o     are not bank deposits
         o     are not federally insured
         o     are not endorsed by any bank or government agency
         o     are not guaranteed and may be subject to loss of principal

     This prospectus is not an offering of the securities in any state, country, or jurisdiction in which we are not authorized to sell these securities. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

     The insurance contract is subject to state approval. Not all benefits are approved in all states. Please read your contract.

May 1, 2002


                                                           TABLE OF CONTENTS


                                                                                                                           Page
INDEX OF SPECIAL TERMS.................................................................................................
SUMMARY
FEE TABLE..............................................................................................................
EXAMPLES...............................................................................................................
1.   THE ANNUITY CONTRACT..............................................................................................
2.   ANNUITY PAYMENTS (THE INCOME PHASE)...............................................................................
     Annuity Date......................................................................................................
     Annuity Payments..................................................................................................
     Annuity Options...................................................................................................
3.   PURCHASE..........................................................................................................
     Purchase Payments.................................................................................................
     Allocation of Purchase Payments...................................................................................
     Free Look.........................................................................................................
     Accumulation Units................................................................................................
4.   INVESTMENT OPTIONS................................................................................................
     Transfers.........................................................................................................
     Dollar Cost Averaging Option......................................................................................
     Asset Rebalancing Option..........................................................................................
     Asset Allocation Option...........................................................................................
     Voting Rights.....................................................................................................
     Substitution......................................................................................................
5.   EXPENSES..........................................................................................................
     Coverage Charge...................................................................................................
     Contract Maintenance Charge.......................................................................................
     Withdrawal Charge.................................................................................................
     Free Withdrawal Amount............................................................................................
     Waiver of Withdrawal Charge Benefits..............................................................................
     Reduction or Elimination of the Withdrawal Charge.................................................................
     Premium Taxes.....................................................................................................
     Transfer Fee......................................................................................................
     Income Taxes......................................................................................................
     Investment Portfolio Expenses.....................................................................................
6.   TAXES.............................................................................................................
     Annuity Contracts in General......................................................................................
     Qualified and Non-Qualified Contracts.............................................................................
     Withdrawals--Non-Qualified Contracts...............................................................................
     Withdrawals--Qualified Contracts...................................................................................
     Death Benefits....................................................................................................
     Diversification and Owner Control.................................................................................
7.   ACCESS TO YOUR MONEY..............................................................................................
     Automatic Withdrawal Program......................................................................................
     Minimum Distribution Program......................................................................................
     Suspension of Payments or Transfers...............................................................................
8.   PERFORMANCE.......................................................................................................
9.   DEATH BENEFIT.....................................................................................................
     Upon Your Death...................................................................................................
     Additional Death Benefit Option (ADBO)............................................................................
     Death of Annuitant................................................................................................
10.  OTHER INFORMATION.................................................................................................
     BMA...............................................................................................................
     The Separate Account..............................................................................................
     Distributor.......................................................................................................
     Administration....................................................................................................
     Ownership.........................................................................................................
     Beneficiary.......................................................................................................
     Assignment........................................................................................................
     Financial Statements..............................................................................................
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION...........................................................
APPENDIX A--CONDENSED FINANCIAL INFORMATION.............................................................................
APPENDIX B--ADDITIONAL DEATH BENEFIT OPTION.............................................................................

                             INDEX OF SPECIAL TERMS

     We have written this prospectus to make it as understandable as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable and need an explanation. We have identified the following as some of these words or terms. They appear capitalized in the text and the page that is indicated below is where we believe you will find the best explanation for the word or term.

                                                                                                                        Page
Accumulation Phase....................................................................................................
Accumulation Unit.....................................................................................................
Annuitant.............................................................................................................
Annuity Date..........................................................................................................
Annuity Options.......................................................................................................
Annuity Payments......................................................................................................
Annuity Unit..........................................................................................................
Beneficiary...........................................................................................................
Fixed Account.........................................................................................................
Guarantee Period......................................................................................................
Income Phase..........................................................................................................
Investment Portfolios.................................................................................................
Joint Owner...........................................................................................................
Non-Qualified.........................................................................................................
Owner.................................................................................................................
Purchase Payment......................................................................................................
Qualified.............................................................................................................
Tax Deferral..........................................................................................................

                                     SUMMARY

     The sections in this summary correspond to sections in this prospectus which discuss the topics in more detail.

     The Annuity Contract: The fixed and variable annuity contract offered by BMA provides a means for investing on a tax-deferred basis in two BMA fixed accounts (available in most states) and the 23 INVESTMENT PORTFOLIOS. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

     Annuity Payments: If you want to receive regular income from your annuity, you can choose one of the ANNUITY OPTIONS BMA offers. You can choose whether to have payments come from our general account, the available INVESTMENT PORTFOLIOS or both. If you choose to have any part of your payments come from the INVESTMENT PORTFOLIOS, the dollar amount of your payments may go up or down.

     Purchase: You can buy the contract with $10,000 or more under most circumstances. You can add $1,000 or more any time you like during the ACCUMULATION PHASE.

     Investment Options: You can put your money into the BMA FIXED ACCOUNTS and/or the INVESTMENT PORTFOLIOS. The returns on the INVESTMENT PORTFOLIOS are not guaranteed. You can lose money. You can make transfers between investment options.

     Expenses: The contract has insurance features and investment features, and there are costs related to each.

     Each year, BMA deducts a $35 contract maintenance charge from your contract. BMA currently waives this charge during the ACCUMULATION PHASE if the value of your contract is at least $100,000.

     BMA deducts a coverage charge which varies depending upon whether you elect the additional death benefit option (ADBO) (if you purchased the contract on or after May 3, 1999). The charge is equal, on an annual basis, to 1.45% of amounts invested in an INVESTMENT PORTFOLIO if you elect the ADBO and 1.25% of amounts invested in an INVESTMENT PORTFOLIO if you do not elect the ADBO.

     In certain states, the ADBO may not be available (check with your registered representative). If you bought your contract before May 3, 1999, the ADBO is not available.

     If you take money out of the contract, BMA may assess a withdrawal charge against each PURCHASE PAYMENT withdrawn. The withdrawal charge starts at 7% in the first year and declines to 0% after 7 years.

     There are also daily investment charges which range, on an annual basis, from .26% to 1.25% of the average daily value of the INVESTMENT PORTFOLIO, depending upon the INVESTMENT PORTFOLIO.

     Taxes: Your earnings are not taxed until you take them out. If you take money out during the ACCUMULATION PHASE, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

     Access to Your Money: You can take money out of your contract during the ACCUMULATION PHASE. Withdrawals may be subject to a withdrawal charge and an interest adjustment for money in Fixed Account II. You may also have to pay income tax and a tax penalty on any money you take out.

     Death Benefit: If you die before moving to the INCOME PHASE, the person you have chosen as a BENEFICIARY will receive a death benefit.

     Free-Look: You can cancel the contract within 10 days after receiving it (or whatever period is required in your state). BMA will refund the value of your contract on the day it receives your request to cancel the contract. This may be more or less than your original payment. In certain states, or if you have purchased the contract as an individual retirement annuity, BMA will refund the greater of your PURCHASE PAYMENT or contract value. BMA will put your money in the Money Market Portfolio for 15 days (or the period required in your state) during the free-look period.

                                    FEE TABLE

     The purpose of the Fee Table is to show you the various expenses you will incur directly or indirectly with the contract. The Fee Table reflects expenses of the Separate Account as well as the INVESTMENT PORTFOLIOS. The annual expenses of the INVESTMENT PORTFOLIOS and the examples are based on data provided by the respective underlying funds. We have not independently verified such data.


OWNER TRANSACTION EXPENSES

     Withdrawal Charge (as a percentage of PURCHASE PAYMENT withdrawn) (See Note 1 on page 12)

                  Number of Complete Years                                               Withdrawal
                  From Date of Purchase Payment                                            Charge
                  -----------------------------                                            ------
                       0...............................................................       7%
                       1...............................................................       6%
                       2...............................................................       5%
                       3...............................................................       4%
                       4...............................................................       3%
                       5...............................................................       2%
                       6...............................................................       1%
                       7 and thereafter................................................       0%

     Transfer Fee (see Note 2 on page 12)

         No charge for first 12 transfers in a contract year during the ACCUMULATION PHASE and no charge for four transfers in a contract year during the INCOME PHASE; thereafter, the fee is $25 per transfer.


CONTRACT MAINTENANCE CHARGE (see Note 3 on page 12).............................................        $35 per contract per


SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

     Mortality and Expense Risk Fees and Account Fees and Expenses (See Note 4 on page 12).

     If you elect Additional Death Benefit Option......................    1.45%
     If you do not elect Additional Death Benefit Option...............    1.25%

INVESTMENT PORTFOLIO EXPENSES
(as a percentage of the average daily net assets of an INVESTMENT PORTFOLIO for the most recent fiscal year, except as noted)



                                                                                                                Total Annual
                                                                                            Other Expenses   Portfolio Expenses
                                                                                            (After Expense     (After Expense
                                                                                             Reimbursement      Reimbursement
                                                                      Management   12b-1    with Respect to    With Respect to
                                                                         Fees       Fees  Certain Portfolios)Certain Portfolios)
INVESTORS MARK SERIES FUND, INC.(a)
    Intermediate Fixed Income Portfolio...........................        .60%      --              .20%              .80%
    Mid Cap Equity Portfolio......................................        .80%      --              .10%              .90%
    Money Market Portfolio........................................        .40%      --              .10%              .50%
    Global Fixed Income Portfolio.................................        .75%      --              .25%             1.00%
    Small Cap Equity Portfolio....................................        .95%      --              .10%             1.05%
    Large Cap Growth Portfolio....................................        .80%      --              .10%              .90%
    Large Cap Value Portfolio.....................................        .80%      --              .10%              .90%
    Growth & Income Portfolio.....................................        .80%      --              .10%              .90%
    Balanced Portfolio............................................        .80%      --              .10%              .90%
BERGER INSTITUTIONAL PRODUCTS TRUST
    Berger IPT-International Fund(b)..............................        .85%      --              .35%             1.20%
THE ALGER AMERICAN FUND
    Alger American Growth Portfolio...............................        .75%      --              .06%              .81%
    Alger American Leveraged AllCap Portfolio.....................        .85%      --              .07%              .92%
    Alger American MidCap Growth Portfolio........................        .80%      --              .08%              .88%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
    VP Value (c)..................................................        .97%      --              .00%              .97%
    VP Income & Growth............................................        .70%      --              .00%              .70%
DREYFUS STOCK INDEX FUND-Initial Shares (d).......................        .25%      --              .01%              .26%
DREYFUS VARIABLE INVESTMENT FUND(d)
    Dreyfus VIF Disciplined Stock Portfolio.......................        .75%      --              .06%              .81%
VARIABLE INSURANCE PRODUCTS FUND,
Service Class 2 (e)
    Fidelity VIP Overseas Portfolio...............................        .73%       .25%           .20%             1.18%
    Fidelity VIP Growth Portfolio.................................        .58%       .25%           .10%              .93%
    Fidelity VIP Contrafund Portfolio.............................        .58%       .25%           .11%              .94%
INVESCO VARIABLE INVESTMENT FUNDS, INC.(f)
    INVESCO VIF-High Yield Fund...................................        .60%      --              .42%             1.02%
    INVESCO VIF-Core Equity Fund..................................        .75%      --              .34%             1.09%
LAZARD RETIREMENT SERIES, INC.
    Lazard Retirement Small Cap Portfolio(g)......................        .75%       .25%           .25%             1.25%
--------------


(a) Investors Mark Advisors, LLC voluntarily agreed to reimburse expenses of each Portfolio of Investors Mark Series Fund, Inc. for the year ended December 31, 2001 and will continue this arrangement until April 30, 2003 so that the annual expenses do not exceed the amounts set forth above under "Total Annual Portfolio Expenses" for each Portfolio. Absent such expense reimbursement, the Total Annual Portfolio Expenses for the year ended December 31, 2001 were: 1.50% for the Money Market Portfolio; 2.02% for the Intermediate Fixed Income Portfolio; 1.78% for the Global Fixed Income Portfolio; 1.83% for the Mid Cap Equity Portfolio; 1.53% for the Balanced Portfolio; 1.18% for the Growth & Income Portfolio; 1.50% for the Small Cap Equity Portfolio; 1.23% for the Large Cap Growth Portfolio; and 1.40% for the Large Cap Value Portfolio.

(b) Under a written contract, the Fund's investment adviser has agreed to waive its advisory fee and reimburse the Funds to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed a specified amount (1.20%-Berger IPT-International Fund). The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the waiver and reimbursements, the Management Fee for Berger IPT-International Fund would have been .85%; Other Expenses would have been .75%; and Total Annual Portfolio Expenses would have been 1.60%. The investment advisory fee charged to Berger IPT-International Fund is at the following rates of average daily net assets: 0.85% of the first $500 million, 0.80% of the next $500 million, and 0.75% over $1 billion.

(c) The fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

(d) The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented. Please consult the underlying fund prospectus for more complete information.

(e) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

(f) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown because their custodian fees were reduced under an expense offset arrangement. Certain expenses of the Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors.

(g) Lazard Asset Management, Inc., the fund's investment adviser, voluntarily agreed to reimburse all expenses through December 31, 2002 to the extent total annual portfolio expenses exceed in any fiscal year 1.25% of the Portfolio's average daily net assets. Absent this expense reimbursement, Total Portfolio Expense for the year ended December 31, 2001 would have been 1.67% for the Lazard Retirement Small Cap Portfolio.



                                    EXAMPLES

     There are two sets of examples below.

     o Example 1 assumes you elect the Additional Death Benefit Option (ADBO).

     o Example 2 assumes you do not elect the ADBO.

     Premium taxes are not reflected. Premium taxes may apply depending on the state where you live.

     The assumed average contract size is $60,000.

     The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

EXAMPLE 1:

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and assuming you elect the ADBO:

(a)  if you surrender the contract at the end of each time period;

(b) if you do not surrender the contract or if your contract value is applied to an ANNUITY OPTION with a life contingency or another ANNUITY OPTION with an ANNUITY PAYMENT period of more than 5 years.



                                                                             Expenses Per $1,000 Purchase Payment for All Variable
                                                                                                      Funds
                                                                                   WITH ELECTION of Additional Death Benefit

                                                                                    1 Year     3 Years      5 Years    10 Years

INVESTORS MARK SERIES FUND, INC.
     Intermediate Fixed Income Portfolio........................................    a)$77.79  a)$109.40   a)$143.85   a)$269.56
                                                                                    b)$23.94  b)$ 73.72   b)$126.12   b)$269.56
     Mid Cap Equity Portfolio...................................................    a)$78.82  a)$112.49   a)$148.99   a)$279.79
                                                                                    b)$24.97  b)$ 76.80   b)$131.26   b)$279.79
     Money Market Portfolio.....................................................    a)$74.68  a)$100.06   a)$128.25   a)$238.19
                                                                                    b)$20.86  b)$ 64.42   b)$110.56   b)$238.19
     Global Fixed Income Portfolio..............................................    a)$79.85  a)$115.58   a)$154.11   a)$289.90
                                                                                    b)$25.99  b)$ 79.87   b)$136.37   b)$289.90
     Small Cap Equity Portfolio.................................................    a)$80.37  a)$117.12   a)$156.66   a)$294.92
                                                                                    b)$26.51  b)$ 81.40   b)$138.91   b)$294.92
     Large Cap Growth Portfolio.................................................    a)$78.82  a)$112.49   a)$148.99   a)$279.79
                                                                                    b)$24.97  b)$ 76.80   b)$131.26   b)$279.79
     Large Cap Value Portfolio..................................................    a)$78.82  a)$112.49   a)$148.99   a)$279.79
                                                                                    b)$24.97  b)$ 76.80   b)$131.26   b)$279.79
     Growth & Income Portfolio..................................................    a)$78.82  a)$112.49   a)$148.99   a)$279.79
                                                                                    b)$24.97  b)$ 76.80   b)$131.26   b)$279.79
     Balanced Portfolio.........................................................    a)$78.82  a)$112.49   a)$148.99   a)$279.79
                                                                                    b)$24.97  b)$ 76.80   b)$131.26   b)$279.79
BERGER INSTITUTIONAL PRODUCTS TRUST
     International Fund.........................................................    a)$81.91  a)$121.72   a)$164.27   a)$309.81
                                                                                    b)$28.04  b)$ 85.99   b)$146.50   b)$309.81
THE ALGER AMERICAN FUND
     Growth Portfolio...........................................................    a)$77.89  a)$109.71   a)$144.36   a)$270.58
                                                                                    b)$24.05  b)$ 74.03   b)$126.64   b)$270.58
     Leveraged All Cap Portfolio................................................    a)$79.03  a)$113.11   a)$150.02   a)$281.82
                                                                                    b)$25.17  b)$ 77.42   b)$132.28   b)$281.82
     MidCap Growth Portfolio....................................................    a)$78.61  a)$111.87   a)$147.97   a)$277.75
                                                                                    b)$24.76  b)$ 76.18   b)$130.23   b)$277.75
AMERICAN CENTURY VARIABLE PORTFOLIOS
     Value......................................................................    a)$79.54  a)$114.65   a)$152.58   a)$286.88
                                                                                    b)$25.69  b)$ 78.95   b)$134.84   b)$286.88
     Income & Growth............................................................    a)$76.75  a)$106.30   a)$138.68   a)$259.21
                                                                                    b)$22.92  b)$ 70.63   b)$120.96   b)$259.21


DREYFUS STOCK INDEX FUND                                                            a)$72.20  a)$ 92.53   a)$115.59   a)$212.34
                                                                                    b)$18.39  b)$ 56.92   b)$ 97.93   b)$212.34
DREYFUS VARIABLE INVESTMENT FUND
     Disciplined Stock Portfolio................................................    a)$77.89  a)$109.71   a)$144.36   a)$270.58
                                                                                    b)$24.05  b)$ 74.03   b)$126.64   b)$270.58
 FIDELITY VIP, SERVICE CLASS II
     Overseas Portfolio.........................................................    a)$81.70  a)$121.10   a)$163.26   a)$307.84
                                                                                    b)$27.84  b)$ 85.38   b)$145.49   b)$307.84
     Growth Portfolio...........................................................    a)$79.13  a)$113.42   a)$150.53   a)$282.83
                                                                                    b)$25.28  b)$ 77.72   b)$132.79   b)$282.83
     Contrafund Portfolio.......................................................    a)$79.23  a)$113.73   a)$151.05   a)$283.85
                                                                                    b)$25.38  b)$ 78.03   b)$133.30   b)$283.85
INVESCO VARIABLE INVESTMENT FUNDS, INC.

     High Yield Fund............................................................    a)$80.06  a)$116.19   a)$155.13   a)$291.91
                                                                                    b)$26.20  b)$ 80.48   b)$137.38   b)$291.91
     Core Equity Fund...........................................................    a)$80.78  a)$118.34   a)$158.70   a)$298.92
                                                                                    b)$26.92  b)$ 82.63   b)$140.94   b)$298.92
LAZARD RETIREMENT SERIES, INC.
     Retirement Small Cap Portfolio.............................................    a)$82.42  a)$123.25   a)$166.80   a)$314.72
                                                                                    b)$28.55  b)$ 87.51   b)$149.02   b)$314.72


EXAMPLE 2:

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and assuming you do not elect the ADBO:

(a)  if you surrender the contract at the end of each time period;

(b) if you do not surrender the contract or if your contract value is applied to an ANNUITY OPTION with a life contingency or another ANNUITY OPTION with an ANNUITY PAYMENT period of more than 5 years.



                                                                                 Expenses Per $1,000 Purchase Payment for All
                                                                                                Variable Funds
                                                                                            No Additional Death Benefit
                                                                                      1 Year    3 Years    5 Years     10 Years
INVESTORS MARK SERIES FUND, INC.
     Intermediate Fixed Income Portfolio..........................................  a)$ 75.72  a)$103.18 a)$133.47  a)$248.75
                                                                                    b)$ 21.89  b)$ 67.53 b) $115.77 b)$248.75

     Mid Cap Equity Portfolio.....................................................  a)$ 76.75  a)$106.29 a)$138.67  a)$259.21
                                                                                    b)$ 22.92  b)$ 70.63 b)$120.96  b)$259.21

     Money Market Portfolio.......................................................  a)$ 72.61  a)$ 93.79 a)$117.71  a)$216.70
                                                                                    b)$ 18.80  b)$ 58.17 b)$100.04  b)$216.70

     Global Fixed Income Portfolio................................................  a)$ 77.79  a)$109.40 a)$143.85  a)$269.55
                                                                                    b)$ 23.94  b)$ 73.72 b)$126.12  b)$269.55

     Small Cap Equity Portfolio...................................................  a)$ 78.30  a)$110.95 a)$146.42  a)$274.68
                                                                                    b)$ 24.46  b)$ 75.26 b)$128.69  b)$274.68

     Large Cap Growth Portfolio...................................................  a)$ 76.75  a)$106.29 a)$138.67  a)$259.21
                                                                                    b)$ 22.92  b)$ 70.63 b)$120.96  b)$259.21

     Large Cap Value Portfolio....................................................  a)$ 76.75  a)$106.29 a)$138.67  a)$259.21
                                                                                    b)$ 22.92  b)$ 70.63 b)$120.96  b)$259.21

     Growth & Income Portfolio....................................................  a)$ 76.75  a)$106.29 a)$138.67  a)$259.21
                                                                                    b)$ 22.92  b)$ 70.63 b)$120.96  b)$259.21

     Balanced Portfolio...........................................................  a)$ 76.75  a)$106.29 a)$138.67  a)$259.21
                                                                                    b)$ 22.92  b)$ 70.63 b)$120.96  b)$259.21

BERGER INSTITUTIONAL PRODUCTS TRUST
     International Fund...........................................................  a) $79.85  a)$115.58 a)$154.11  a)$289.90
                                                                                    b) $25.99  b)$ 79.87 b)$136.36  b)$289.90

THE ALGER AMERICAN FUND
     Growth Portfolio.............................................................  a)$75.82  a)$103.49 a)$133.99   a)$249.81
                                                                                    b)$21.99  b)$ 67.84 b)$116.29   b)$249.81

     Leveraged All Cap Portfolio..................................................  a)$76.96  a)$106.92 a)$139.71   a)$261.29
                                                                                    b)$23.12  b)$ 71.25 b)$121.99   b)$261.29

     MidCap Growth Portfolio......................................................  a)$76.55  a)$105.67 a)$137.64   a)$257.13
                                                                                    b)$22.71  b)$ 70.01 b)$119.92   b)$257.13

AMERICAN CENTURY VARIABLE PORTFOLIOS
     Value........................................................................ a)$ 77.48  a)$108.47 a)$142.30   a)$266.46
                                                                                   b)$ 23.64  b)$ 72.79 b)$124.58   b)$266.46

     Income & Growth.............................................................. a)$ 74.68  a)$100.06 a)$128.25   a)$238.18
                                                                                   b)$ 20.86  b)$ 64.42 b)$110.55   b)$238.18


DREYFUS STOCK INDEX FUND..................................                         a)$70.12   a)$ 86.21 a)$104.92   a)$190.28
                                                                                   b)$16.32   b)$ 50.62 b)$ 87.28   b)$190.28

DREYFUS VARIABLE INVESTMENT FUND
     Disciplined Stock Portfolio..........................                         a)$75.82   a)$103.49 a)$133.99  a)$249.81
                                                                                   b)$21.99   b)$ 67.84 b)$116.29   b)$249.81

FIDELITY VIP, SERVICE CLASS II
     Overseas Portfolio...................................                         a)$79.64   a)$114.96 a)$153.09   a)$287.89
                                                                                   b)$25.79   b)$ 79.26 b)$135.34   b)$287.89

     Growth Portfolio.....................................                         a)$77.06   a)$107.23 a)$140.23   a)$262.32
                                                                                   b)$23.22   b)$ 71.56 b)$122.51   b)$262.32

     Contrafund Portfolio......................................................... a)$77.17   a)$107.54 a)$140.75   a)$263.36
                                                                                   b)$23.33   b)$ 71.87 b)$123.03   b)$263.36

INVESCO VARIABLE INVESTMENT FUNDS, INC.
     High Yield Fund.............................................................. a)$77.99   a)$110.02 a)$144.88   a)$271.61
                                                                                   b)$24.15   b)$ 74.34 b)$127.15   b)$271.61

     Core Equity Fund............................................................. a)$78.72   a)$112.18 a)$148.48   a)$278.76
                                                                                   b)$24.87   b)$ 76.49 b)$130.74   b)$278.76

LAZARD RETIREMENT SERIES, INC.
     Retirement Small Cap Portfolio............................................... a)$80.37   a)$117.11 a)$156.66   a)$294.92
                                                                                   b)$26.51   b)$ 81.40 b)$138.91   b)$294.92



EXPLANATION OF FEE TABLE AND EXAMPLES

1. After BMA has had a PURCHASE PAYMENT for 7 years, there is no charge by BMA for a withdrawal of that PURCHASE PAYMENT. You may also have to pay income tax and a tax penalty on any money you take out. The first 10% of contract value withdrawn is not subject to a withdrawal charge, unless you have already made another withdrawal during that same contract year.

2. BMA will not charge you the transfer fee even if there are more than 12 transfers in a year during the ACCUMULATION PHASE if the transfer is for the Dollar Cost Averaging Option, the Asset Allocation Option or Asset Rebalancing Option.

3. During the ACCUMULATION PHASE, BMA will not charge the contract maintenance charge if the value of your contract is $100,000 or more. If you make a complete withdrawal and the contract value is less than $100,000, BMA will charge the contract maintenance charge. If you own more than one BMA contract, we will determine the total value of all the contracts (except in South Carolina). If the total value of all the contracts is more than $100,000, we will not assess the contract maintenance charge. During the INCOME PHASE, BMA will deduct the contract maintenance charge from each ANNUITY PAYMENT on a pro rata basis.

4. The coverage charge is an aggregate charge which consists of mortality and expense risk fees and account fees and expenses which is referred to as a coverage charge throughout this prospectus and in your contract. The amount of the coverage charge for your contract depends upon whether you elect the Additional Death Benefit Option. If you purchased your contract before May 3, 1999, the Additional Death Benefit Option was not available. In certain states, the Additional Death Benefit Option may not be available. Check with your registered representative regarding availability.

     There  is  an  ACCUMULATION   UNIT  value  history   (Condensed   Financial
Information) contained in Appendix A.


1.   THE ANNUITY CONTRACT

     This prospectus describes the Fixed and Variable Annuity Contract offered by BMA. The insurance contract is subject to state approval. Not all benefits are approved in all states. Please read your contract.

     An annuity is a contract between you, the owner, and an insurance company (in this case BMA), where the insurance company promises to pay you an income, in the form of ANNUITY PAYMENTS, beginning on a designated date that's at least one year after we issue your contract. Until you decide to begin receiving ANNUITY PAYMENTS, your annuity is in the ACCUMULATION PHASE. Once you begin receiving ANNUITY PAYMENTS, your contract switches to the INCOME PHASE.

     The contract benefits from TAX DEFERRAL. TAX DEFERRAL means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

     The contract is called a variable annuity because you can choose among 23 INVESTMENT PORTFOLIOS and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the ACCUMULATION PHASE depends upon the investment performance of the INVESTMENT PORTFOLIO(S) you select. The amount of the ANNUITY PAYMENTS you receive during the INCOME PHASE from the variable annuity portion of the contract also depends upon the investment performance of the INVESTMENT PORTFOLIOS you select for the INCOME PHASE.

     The contract also contains two FIXED ACCOUNT options (Fixed Account I and Fixed Account II). The FIXED ACCOUNTS offer interest rates that are guaranteed by BMA. For Fixed Account I, an interest rate is set at the time of each PURCHASE PAYMENT or transfer to the account. This initial interest rate is guaranteed for 12 months. Fixed Account II offers different GUARANTEE PERIODS. A GUARANTEE PERIOD is the time period for which an interest rate is credited in Fixed Account II. Currently, the following GUARANTEE PERIODS are available: three years, five years, and seven years. Each PURCHASE PAYMENT or transfer to a GUARANTEE PERIOD has its own interest rate. BMA guarantees that the interest credited to the FIXED ACCOUNT options will not be less than 3% per year. Currently, if you purchase the contract on or after May 3, 1999 and elect the Additional Death Benefit Option (ADBO), the amount of interest we credit to any amounts you have allocated to Fixed Account II will be reduced in consideration of the cost of the ADBO accordingly. If you make a withdrawal, transfer or if your contract switches to the INCOME PHASE before the end of the GUARANTEE PERIOD you have selected, an interest adjustment will be made to the value of your contract.

     If you select either FIXED ACCOUNT option, your money will be placed with the other general assets of BMA. If you select either FIXED ACCOUNT, the amount of money you are able to accumulate in your contract during the ACCUMULATION PHASE depends upon the total interest credited to your contract. The amount of the ANNUITY PAYMENTS you receive during the INCOME PHASE from the general account will remain level for the entire INCOME PHASE.

     As OWNER of the contract, you exercise all rights under the contract. You can change the OWNER at any time by notifying BMA in writing. You and your spouse can be named JOINT OWNERS (subject to state laws). We have described more information on this in Section 10--Other Information.

2.    ANNUITY PAYMENTS (THE INCOME PHASE)

Annuity Date

     Under the contract you can receive regular income payments. You can choose the date on which those payments begin. We call that date the ANNUITY DATE. Your first ANNUITY PAYMENT will be made one month (or one modal period if you do not choose monthly payments) after the ANNUITY DATE.

     We ask you to choose your ANNUITY DATE when you purchase the contract. You can change it at any time before the ANNUITY DATE with 30 days notice to us. Your ANNUITY DATE cannot be any earlier than one year after we issue the contract.


Annuity Payments

     ANNUITY PAYMENTS must begin by the later of the first day of the first calendar month after the ANNUITANT'S 95th birthday or 10 years after we issue your contract (or the maximum date allowed under state law). The ANNUITANT is the person whose life we look to when we make ANNUITY PAYMENTS. Currently, the amount of each payment is determined ten business days prior to the payment date. At the ANNUITY DATE, you can choose whether payments will come from:

o    a FIXED ACCOUNT, referred to as a fixed annuity,

o the INVESTMENT PORTFOLIO(s) available, referred to as a variable annuity, or

o    a combination of both.

     If you choose to have any portion of your ANNUITY PAYMENTS come from the FIXED ACCOUNTS, Fixed Accounts I and II will be terminated, and the fixed annuity payments will be made from BMA's general account. The general account of BMA contains all of our assets except the assets of the Separate Account and other separate accounts we may have. The dollar amount of each fixed annuity payment will be determined in accordance with the annuity tables in the contract. If, on the ANNUITY DATE, we are using annuity payment tables for similar fixed annuity contracts which would provide a larger ANNUITY PAYMENT, we will use those tables. Once determined, the amount of the fixed annuity payment will not change, unless you transfer a portion of your variable annuity payment into the fixed annuity. Up to four times each contract year you may increase the amount of your fixed annuity payment by a transfer of all or portion of your variable annuity payment to the fixed annuity payment. After the ANNUITY DATE, you may not transfer any portion of the fixed annuity into the variable annuity payment.

     If you choose to have any portion of your ANNUITY PAYMENTS come from the INVESTMENT PORTFOLIO(s), the dollar amount of the initial variable annuity payment will depend upon the value of your contract in the INVESTMENT PORTFOLIO(s) and the annuity tables in the contract. The dollar amount of this variable annuity payment is not guaranteed to remain level.

     Each variable annuity payment will vary depending on the investment performance of the INVESTMENT PORTFOLIO(s) you have selected. A 3.5% annual investment rate is used in the annuity tables in the contract. If the actual performance of the INVESTMENT PORTFOLIO(s) you have selected equals 3.5%, then the variable annuity payments will remain level. If the actual performance of the INVESTMENT PORTFOLIO(s) you have selected exceeds the 3.5% assumption, the variable annuity payments will increase. Conversely, if the performance is less than the 3.5%, the variable annuity payments will decrease.

     ANNUITY PAYMENTS are made monthly unless you have less than $10,000 to apply toward a payment. In that case, BMA may provide your ANNUITY PAYMENT in a single lump sum. Likewise, if your ANNUITY PAYMENTS would be or become less than $250 a month, BMA has the right to change the frequency of payments so that your ANNUITY PAYMENTS are at least $250.

Annuity Options

     You can choose among income plans. We call those ANNUITY OPTIONS.

     You can select and/or change an ANNUITY OPTION at any time prior to the ANNUITY DATE (with 30 days notice to us). If you do not choose an ANNUITY OPTION, we will assume that you selected Option 2 which will provide a life annuity with 120 monthly payments guaranteed. You can choose one of the following ANNUITY OPTIONS. Any other ANNUITY OPTION acceptable to us may also be selected. After ANNUITY PAYMENTS begin, you cannot change the ANNUITY OPTION.

     OPTION 1. LIFE ANNUITY. Under this option, we will make an ANNUITY PAYMENT each month so long as the ANNUITANT is alive. After the ANNUITANT dies, we stop making ANNUITY PAYMENTS. If the Annuitant dies after the first payment and before the second payment, then we will make only one payment.

     OPTION 2. LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED. Under this option, we will make an ANNUITY PAYMENT each month so long as the ANNUITANT is alive. However, if, when the ANNUITANT dies, we have made ANNUITY PAYMENTS for less than the selected guaranteed period, we will then continue to make ANNUITY
PAYMENTS for the rest of the guaranteed period to the BENEFICIARY. If the BENEFICIARY does not want to receive ANNUITY PAYMENTS, he or she can ask us for a single lump sum.

     OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make ANNUITY PAYMENTS each month so long as the ANNUITANT and a second person are both alive. When either of these people dies, we will continue to make ANNUITY PAYMENTS, so long as the survivor continues to live. The amount of the ANNUITY PAYMENTS we will make to the survivor can be equal to 100%, 75% or 50% of the amount that we would have paid if both were alive. If both the Annuitant and the second person die after the first payment and before the second payment, then we will make only one payment.

     OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 10 OR 20 YEARS GUARANTEED. Under this option, we will make ANNUITY PAYMENTS each month so long as the ANNUITANT and a second person (joint ANNUITANT) are both alive. However, if when the last ANNUITANT dies, we have made ANNUITY PAYMENTS for less than the selected guaranteed period, we will then continue to make ANNUITY PAYMENTS for the rest of the guaranteed period to the BENEFICIARY. If the BENEFICIARY does not want to receive ANNUITY PAYMENTS, he or she can ask us for a single lump sum.


3.   PURCHASE

Purchase Payments

     A PURCHASE PAYMENT is the money you give us to buy the contract. The minimum we will accept for a NON-QUALIFIED contract is $10,000. If you buy the contract as part of an Individual Retirement Annuity (IRA), the minimum PURCHASE PAYMENT we will accept is $2,000. The maximum PURCHASE PAYMENTS we accept are $1 million without our prior approval. You can make additional PURCHASE PAYMENTS of $1,000 or more.


Allocation of Purchase Payments

     When you purchase a contract, we will allocate your PURCHASE PAYMENT to:

     o  Fixed Account I;

     o  any currently available GUARANTEE PERIOD of Fixed Account II; and/or

     o  one or more of the INVESTMENT PORTFOLIOS you have selected.

     If you make additional PURCHASE PAYMENTS, we will allocate them in the same way as your first PURCHASE PAYMENT unless you tell us otherwise. Any allocation to Fixed Account I or to any GUARANTEE PERIOD of Fixed Account II must be at least $5,000. Allocation percentages need to be in whole numbers. Each allocation must be at least 1%. Any allocation to an INVESTMENT PORTFOLIO must be at least $1,000. BMA reserves the right to decline any PURCHASE PAYMENT.

     At its discretion, BMA may refuse PURCHASE PAYMENTS into Fixed Account I or Fixed Account II if the total value of Fixed Accounts I and II is greater than or equal to 30% of the value of your contract at the time of the PURCHASE PAYMENT.

     Once we receive your PURCHASE PAYMENT and the necessary information, we will issue your contract and allocate your first PURCHASE PAYMENT within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your contract by making additional PURCHASE PAYMENTS, we will credit these amounts to your contract within one business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.


Free Look

     If you change your mind about owning the contract, you can cancel it within 10 days after receiving it, or the period required in your state. When you cancel the contract within this time period, BMA will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. In certain states, or if you have purchased the contract as an IRA, we will refund the greater of your PURCHASE PAYMENT (less withdrawals) or the value of your contract if you decide to cancel your contract within 10 days after receiving it (or whatever period is required in your state). If that is the case, we will put your PURCHASE PAYMENT in the Money Market Portfolio for 15 days beginning when we allocate your first PURCHASE PAYMENT. (In some states, the period may be longer.) At the end of that period, we will re-allocate those funds as you selected.


Accumulation Units

     The value of the variable annuity portion of your contract will go up or down depending upon the investment performance of the INVESTMENT PORTFOLIO(S) you choose. In order to keep track of the value of your contract, we use a unit of measure we call an ACCUMULATION UNIT. (An ACCUMULATION UNIT works like a share of a mutual fund.) During the INCOME PHASE of the contract we call the unit an ANNUITY UNIT.

     Every business day we determine the value of an ACCUMULATION UNIT for each of the INVESTMENT PORTFOLIOS by multiplying the ACCUMULATION UNIT value for the previous business day by a factor for the current business day. The factor is determined by:

1. dividing the value of an INVESTMENT PORTFOLIO share at the end of the current business day by the value of an INVESTMENT PORTFOLIO share for the previous business day; and

2. multiplying it by one minus the daily amount of the coverage charge and any charges for taxes.

     The value of an ACCUMULATION UNIT may go up or down from day to day.

     When you make a PURCHASE PAYMENT, we credit your contract with ACCUMULATION UNITS. The number of ACCUMULATION UNITS credited is determined by dividing the amount of the PURCHASE PAYMENT allocated to an INVESTMENT PORTFOLIO by the value of the ACCUMULATION UNIT for that INVESTMENT PORTFOLIO.

     We calculate the value of an ACCUMULATION UNIT for each INVESTMENT PORTFOLIO after the New York Stock Exchange closes each day and then credit your contract.

Example:

     On Monday we receive an additional PURCHASE PAYMENT of $4,000 from you. You have told us you want this to go to the Balanced Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an ACCUMULATION UNIT for the Balanced Portfolio is $12.70. We then divide $4,000 by $12.70 and credit your contract on Monday night with 314.9606 ACCUMULATION UNITS for the Balanced Portfolio.


4.   INVESTMENT OPTIONS

     The contract offers 23 INVESTMENT PORTFOLIOS which are listed below. Additional INVESTMENT PORTFOLIOS may be available in the future.

     Shares of the portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with BMA. Certain portfolios may also be sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

     BMA may enter into certain arrangements under which it is reimbursed by the
INVESTMENT   PORTFOLIOS'  advisers,   distributors  and/or  affiliates  for  the
administrative services which it provides to the portfolios.

     The investment objectives and policies of certain of the investment portfolios are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the investment portfolios have the same investment advisers.

     A portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

     You should read the prospectuses for these funds carefully. Copies of these prospectuses will be sent to you with your contract. Certain portfolios contained in the fund prospectuses may not be available with your contract. Below is a summary of the investment objectives and strategies of each investment portfolio available under the contract. There can be no assurance that the investment objectives will be achieved. The fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each portfolio.


INVESTORS MARK SERIES FUND, INC.

     Investors Mark Series Fund, Inc. is managed by Investors Mark Advisors, LLC (Adviser), which is an affiliate of BMA. Investors Mark Series Fund, Inc. is a mutual fund with multiple portfolios. Each Investment Option has a different investment objective. The Adviser has engaged sub-advisers to provide investment advice for the individual Investment Options. The following Investment Options are available under the Policy:

          Standish Mellon Asset Management Company LLC is the Sub-Adviser to the following Portfolios:

               Intermediate Fixed Income Portfolio

                    The goal of this Portfolio is to seek a high level of
               current income consistent with preserving capital and liquidity. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in investment grade fixed income securities and the Portfolio's average dollar-weighted effective portfolio maturity will be greater than three years and less than ten years.

               Mid Cap Equity Portfolio

                    The goal of the Portfolio is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of companies which appear to be undervalued. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in equity and equity-related securities of companies with market capitalization exceeding $2 billion but less than $10 billion at the time of purchase.

               Money Market Portfolio

                    The goal of this Portfolio is to seek to obtain the highest level of current income while preserving capital and maintaining liquidity. It invests in carefully selected short-term fixed income securities issued by the U.S. government and its agencies and by other stable financial institutions.

               Global Fixed Income Portfolio

                    The Portfolio's objective is to maximize total return while realizing a market level of income consistent with preserving both capital and liquidity. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in fixed income securities of foreign governments or their political subdivisions and companies located in at least three countries around the world, including the United States. Usually, the Portfolio will invest in no fewer than eight foreign countries.

          Stein Roe & Farnham Incorporated is the Sub-Adviser to the following
Portfolios:

               Small Cap Equity Portfolio

                    The Portfolio seeks long-term capital appreciation. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in a diversified portfolio of common stocks and equity-type securities of companies with market capitalization, at the time of purchase, equal to or less than the capitalization of the largest stock in the Standard & Poor's Small Cap Index ($3.8 billion as of December 31, 2001). The Portfolio's Sub-Adviser seeks to invest in entrepreneurially managed companies that serve large and growing markets and have the ability to grow their market share.

               Large Cap Growth Portfolio

                    The goal of this Portfolio is long-term capital
               appreciation. The Portfolio invests, during normal market conditions, at least 80% of its total net assets in common stocks and other equity-type securities of companies exceeding $10 billion in market capitalization at the time of purchase. The Portfolio's Sub-Adviser will focus on companies that it believes have long-term appreciation possibilities.

          David L. Babson & Co., Inc. is the Sub-Adviser to the following
Portfolio:

               Large Cap Value Portfolio

                    The goal of this Portfolio is long-term growth of capital
               and income by investing principally in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in common stocks of companies with market capitalization exceeding $5 billion at the time of purchase, which are either listed on an exchange or over-the-counter.

          Lord Abbett is the Sub-Adviser to the following Portfolio:

               Growth & Income Portfolio

                    This Portfolio seeks to provide long-term growth of capital and income without excessive fluctuation in market value. During normal market conditions, the Portfolio will invest in common stocks (including securities convertible into common stocks) of large, seasoned companies, generally exceeding $5 billion in market capitalization at the time of purchase, which the Portfolio's Sub-Adviser believes are undervalued.

          Kornitzer Capital Management, Inc. is the Sub-Adviser to the following
Portfolio:

               Balanced Portfolio

                    The goal of this Portfolio is both long-term capital growth and high current income. It invests in both stocks and fixed income securities. The balance of stocks and bonds in the Portfolio can change based on the Portfolio Sub-Adviser's view of economic conditions, interest rates, and stock prices. Generally, the Portfolio's assets will be invested in common stocks, in high yielding corporate bonds, and in convertible securities. Convertible securities offer current income like a corporate bond, but can also provide capital appreciation through their conversion feature (the right to convert to common stock). During normal market conditions, the Portfolio will generally invest a minimum of 25% of its total net assets in fixed income senior securities and a minimum of 25% of its total net assets in equity securities.


BERGER INSTITUTIONAL PRODUCTS TRUST

     Berger Institutional Products Trust is a mutual fund with multiple portfolios. Berger Financial Group LLC (formerly, Berger LLC) is the investment adviser to all portfolios. Berger Financial Group LLC has retained Bank of Ireland Asset Management (U.S.) as subadviser to the Berger IPT-International Fund. The following Investment Portfolio is available under the Contract:

          Berger IPT--International Fund

           The Fund aims for long-term capital appreciation through investments in common stocks of well-established foreign companies. The primary focus of the fund is on undervalued stocks of mid-sized to large companies.


THE ALGER AMERICAN FUND

     The Alger  American  Fund is a mutual fund with multiple  portfolios.  Fred
Alger  Management,   Inc.  serves  as  the  investment  adviser.  The  following
INVESTMENT PORTFOLIOS are available under the Contract:

          Alger American Growth Portfolio

          This Portfolio seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

          Alger American Leveraged AllCap Portfolio

          This Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The Portfolio can leverage, that is, borrow money, in amounts up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

          Alger American MidCap Growth Portfolio

          This Portfolio seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index(R).



AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

     American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. The following INVESTMENT PORTFOLIOS are available under the contract:

          VP Income & Growth

           This Portfolio seeks dividend growth, current income, and capital appreciation by investing in common stocks. The Portfolio invests in mainly large company stocks, such as those in the Standard & Poor's 500 Composite Stock Price Index, but it also may invest in the stocks of small and medium-size companies. The management team strives to outperform the Standard & Poor's 500 Composite Stock Price Index over time while matching its risk characteristics.

          VP Value

           This Portfolio seeks long-term capital growth as a primary objective and income as a secondary objective. It invests in well-established companies that the Portfolio's Adviser believes are undervalued at the time of purchase.


DREYFUS STOCK INDEX FUND  (Initial Share Class)

     The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Equity Associates, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

           The objective of this Portfolio is to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

DREYFUS VARIABLE INVESTMENT FUND

     The Dreyfus Variable Investment Fund ("Dreyfus VIF") is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment adviser. The following INVESTMENT PORTFOLIO is available under the contract:

          Dreyfus VIF Disciplined Stock Portfolio  (Initial Share Class)

           The Portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the portfolio invests at least 80% of its assets in stocks.


VARIABLE INSURANCE PRODUCTS FUND

     The Variable Insurance Products are managed by Fidelity Management & Research Company. The following INVESTMENT PORTFOLIOS are available under the contract:

          Fidelity VIP Overseas Portfolio

           This Portfolio seeks long-term growth of capital by investing at least 80% of its total assets in foreign securities and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

           Fidelity VIP Growth Portfolio

           This Portfolio seeks to achieve capital appreciation by investing primarily in common stocks of companies that the Adviser believes have above-average growth potential (stocks of these companies are often called "growth" stocks).

           Fidelity VIP Contrafund Portfolio

           This Portfolio seeks long-term capital appreciation by investing primarily in common stocks of companies whose value the Adviser believes is not fully recognized by the public.


INVESCO VARIABLE INVESTMENT FUNDS, INC.

     INVESCO Variable Investment Funds, Inc. is a mutual fund with multiple portfolios. INVESCO Funds Group, Inc. is the investment adviser. The following INVESTMENT PORTFOLIOS are available under the contract:

          INVESCO VIF-High Yield Fund

           The Fund seeks a high level of current income by investing primarily in bonds and other debt securities as well as preferred stock. It also seeks capital appreciation. The Fund normally invests at least 65% (80% effective July 31, 2002) of its assets in a diversified portfolio of high yield corporate bonds rated below investment grade, commonly known as "junk bonds" and preferred stocks with investment grade and below investment grade ratings.

          INVESCO VIF-Core Equity Fund (formerly INVESCO VIF-Equity Income
          Fund)

           The Fund seeks to provide a high total return through both growth and current income. The Fund normally invests at least 65% (80% effective July 31, 2002) of its assets in common stocks. At least 50% of common stocks which the Fund holds will be dividend-paying common and preferred stocks. The Fund also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to stocks that can be traded easily in the United States; it may, however, invest in foreign securities in the form of American Depository Receipts (ADRs). The Fund will normally invest up to 5% of its assets in debt securities, generally corporate bonds that are rated investment grade or better.


LAZARD RETIREMENT SERIES, INC.

     Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management, a division of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio. The following INVESTMENT PORTFOLIO is available under the contract:

          Lazard Retirement Small Cap Portfolio

           The Portfolio seeks long-term capital appreciation. It invests primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000 Index(R) that the manager believes are undervalued based on their earnings, cash flow or asset values.


Transfers (These transfer features as stated may not be available in all states.)

     You can transfer money among the FIXED ACCOUNTS and the 23 INVESTMENT PORTFOLIOS.


     Telephone Transfers

     You can make transfers by telephone. If you own the contract with a JOINT OWNER, unless BMA is instructed otherwise, BMA will accept instructions from either you or the other OWNER. BMA will use reasonable procedures to confirm that instructions given us by telephone are genuine. If BMA fails to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. BMA tape records all telephone instructions.

     Transfers During the Accumulation Phase

     You can make 12 transfers every year during the ACCUMULATION PHASE without charge. We measure a year from the anniversary of the day we issued your contract. You can make a transfer to or from the FIXED ACCOUNTS and to or from any INVESTMENT PORTFOLIO. If you make more than 12 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer. The following apply to any transfer during the ACCUMULATION PHASE:

1. The minimum amount which you can transfer from the INVESTMENT PORTFOLIO, Fixed Account I or any GUARANTEE PERIOD of Fixed Account II is $250 or your entire interest in the INVESTMENT PORTFOLIO, Fixed Account I or GUARANTEE PERIOD of Fixed Account II, if less.

2. We reserve the right to restrict the maximum amount which you can transfer from any FIXED ACCOUNT option (unless the transfer is from a GUARANTEE PERIOD of Fixed Account II just expiring) to 25% of the amount in Fixed Account I or any GUARANTEE PERIOD of Fixed Account II. Currently, BMA is waiving this restriction. This requirement is waived if the transfer is part of the Dollar Cost Averaging, Asset Allocation or Asset Rebalancing options. This requirement is also waived if the transfer is to switch your contract to the INCOME PHASE.

3. At its discretion, BMA may refuse transfers to Fixed Account I or Fixed Account II if the total value of Fixed Accounts I and II is greater than or equal to 30% of the value of your contract at the time of the transfer.

4. The minimum amount which must remain in any INVESTMENT PORTFOLIO after a transfer is $1,000. The minimum amount which must remain in Fixed Account I or any GUARANTEE PERIOD of Fixed Account II after a transfer is $5,000.

5.   You may not make a transfer until after the end of the free look period.

6. We reserve the right to restrict the number of transfers per year and to restrict transfers made on consecutive business days.

     Your right to make transfers may be modified if we determine, in our sole opinion, that the exercise of the transfer right by one or more OWNERS is, or would be, harmful to other OWNERS.


     Transfers During the Income Phase

     Each year, during the INCOME PHASE, you can make 4 transfers between the INVESTMENT PORTFOLIO(s). We measure a year from the anniversary of the day we issued your contract. You can also make 4 transfers each contract year from the INVESTMENT PORTFOLIOS to the general account. You may not make a transfer from the general account to the INVESTMENT PORTFOLIOS. These four transfers each contract year during the INCOME PHASE are free. If you make more than 4 transfers in a year during the INCOME PHASE, a transfer fee of $25 per transfer (after the 4 free) will be charged.


Dollar Cost Averaging Option

     The Dollar Cost Averaging Option allows you to systematically transfer a set amount each month from the Money Market Portfolio or Fixed Account I to any of the other INVESTMENT PORTFOLIO(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

     The minimum amount which can be transferred each month is $ 250. The value of your contract must be at least $10,000 in order to participate in Dollar Cost Averaging.

     All Dollar Cost Averaging transfers will be made on the 15th day of the month unless otherwise designated, other than the 29th, 30th or 31st of any month. If any designated day is not a business day, then the transfer will be made the next business day. You must participate in Dollar Cost Averaging for at least 6 months.

     If you participate in Dollar Cost Averaging, the transfers made under this option are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the Dollar Cost Averaging Option.

     No Automatic Withdrawals and Minimum Distributions will be allowed if you are participating in Dollar Cost Averaging.


Asset Rebalancing Option

     Once your money has been allocated among the INVESTMENT PORTFOLIOS, the performance of each portfolio may cause your allocation to shift. If the value of your contract is at least $10,000, you can direct us to automatically rebalance your contract monthly, quarterly, semi-annually or annually to return to your original percentage allocations by selecting our Asset Rebalancing Option.

     The program will ignore any new PURCHASE PAYMENTS or transfers allocated to portfolios other than the original (or most current) rebalancing portfolio allocations. You may change your allocations to incorporate new PURCHASE PAYMENTS or transfers by contacting the BMA Service Center.

     The minimum period to participate in this program is 6 months. The transfer date will be the 15th of the month unless otherwise designated, other than the 29th, 30th or 31st of any month. If any designated day is not a business day, then the transfer will be made the next business day. The FIXED ACCOUNT options are not part of asset rebalancing. Currently, there is no charge for participating in the Asset Rebalancing Option.

     If you participate in the Asset Rebalancing Option, the transfers made under the program are not taken into account in determining any transfer fee.


Example:

     Assume that you want your initial PURCHASE PAYMENT split between 2 INVESTMENT PORTFOLIOS. You want 40% to be in the Intermediate Fixed Income Portfolio and 60% to be in the Mid Cap Equity Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Intermediate Fixed Income Portfolio now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, BMA would sell some of your units in the Intermediate Fixed Income Portfolio to bring its value back to 40% and use the money to buy more units in the Mid Cap Equity Portfolio to increase those holdings to 60%.


Asset Allocation Option

     BMA recognizes the value to certain OWNERS of having available, on a continuous basis, advice for the allocation of your money among the investment options available under the contract.

     Even though BMA may allow the use of approved Asset Allocation Programs, the contract was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the INVESTMENT PORTFOLIOS, and should BMA become aware of such disruptive practices, it may modify the transfer provisions of the contract.

     If you participate in an approved Asset Allocation Program, the transfers made under the program will not be taken into account in determining any transfer fee. Currently, BMA does not charge for participating in an Asset Allocation Program.


Voting Rights

     BMA is the legal owner of the INVESTMENT PORTFOLIO shares. However, BMA believes that when an INVESTMENT PORTFOLIO solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other OWNERS instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that BMA owns on its own behalf. Should BMA determine that it is no longer required to comply with the above, it will vote the shares in its own right.


Substitution

     BMA may be required to substitute one or more of the INVESTMENT PORTFOLIOS you have selected with another portfolio. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intent to do this. We may also limit further investment in an INVESTMENT PORTFOLIO if we deem the investment inappropriate.


5.   EXPENSES

     There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:


Coverage Charge

     Each day, BMA makes a deduction for its coverage charge. BMA does this as part of its calculation of the value of the ACCUMULATION UNITS and the ANNUITY UNITS. The amount of the charge depends upon whether you elected the Additional Death Benefit Option (ADBO).

     The chart below tells you the amount, on an annual basis, of the coverage charge for your contract. It is a percentage of the average daily value of the contract invested in an INVESTMENT PORTFOLIO.

If you elect the ADBO....................................      1.45%
If you do not elect the ADBO.............................      1.25%

     In certain states, the ADBO may not be available. Check with your registered representative regarding availability. If you purchased your contract before May 3, 1999, the ADBO is not available.

     We reserve the right to increase the coverage charge but it will never be more than 1.75% of the average daily value of the contract invested in an INVESTMENT PORTFOLIO.

     This charge is for all the insurance benefits e.g., guarantee of annuity rates, the death benefit, and for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. This charge is also for administrative expenses, including preparation of the contract, confirmations, annual statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees and computer and system costs and certain distribution expenses.


Contract Maintenance Charge

     During the ACCUMULATION PHASE, every year on the anniversary of the date when your contract was issued, BMA deducts $35 from your contract as a contract maintenance charge. If you make a complete withdrawal from your contract, the charge will also be deducted. A pro rata portion of the charge will be deducted if the ANNUITY DATE is other than an anniversary. We reserve the right to increase this charge but it will never be more than $60 each year. This charge is for administrative expenses.

     BMA will not deduct this charge, if when the deduction is to be made, the value of your contract is $100,000 or more. If you own more than one BMA contract, we will determine the total value of all your contracts (except in South Carolina). If the OWNER is a non-natural person (e.g., a corporation), we will look to the ANNUITANT to determine this information. BMA may some time in the future discontinue this practice and deduct the charge.

     After the ANNUITY DATE, the charge will be collected monthly out of each ANNUITY PAYMENT regardless of the size of the contract.

Withdrawal Charge

     During the ACCUMULATION PHASE, you can make withdrawals from your contract. BMA keeps track of each PURCHASE PAYMENT. The withdrawal charge is equal to:

        Number of Complete Years                                     Withdrawal
     From Date of PURCHASE PAYMENT                                     Charge
     -----------------------------                                     ------
               0.........................................................    7%
               1.........................................................    6%
               2.........................................................    5%
               3.........................................................    4%
               4.........................................................    3%
               5.........................................................    2%
               6.........................................................    1%
               7 and thereafter..........................................    0%


     After BMA has had a PURCHASE PAYMENT for 7 years, there is no charge when you withdraw that PURCHASE PAYMENT. For purposes of the withdrawal charge, BMA treats withdrawals as coming from the oldest PURCHASE PAYMENT first. When the withdrawal is for only part of the value of your contract, the withdrawal charge is deducted from the remaining value in your contract.

Interest Adjustment

     An interest adjustment will be applied to each withdrawal or transfer from a Guarantee Period of Fixed Account II. The interest adjustment will be waived on death or when an Annuity Option is chosen.

Free Withdrawal Amount

     The first 10% of the contract value withdrawn (free withdrawal amount) is not subject to the withdrawal charge (unless you have already made another withdrawal during that same contract year), if on the day you make your withdrawal, the value of your contract is $10,000 or more. A withdrawal charge will be assessed against each PURCHASE PAYMENT withdrawn in excess of the free withdrawal amount and will result in a reduction in remaining contract value. The withdrawal charge, and the free withdrawal amount are calculated at the time of each withdrawal.

     BMA does not assess the withdrawal charge on any amounts paid out as death benefits or as ANNUITY PAYMENTS if a life ANNUITY OPTION or another option with an ANNUITY PAYMENT period of more than 5 years is selected.

     NOTE: For tax purposes, withdrawals are considered to have come from the last money into the contract. Thus, for tax purposes, earnings are considered to come out first.

     The withdrawal charge compensates us for expenses associated with selling the contract. Commissions will be paid to broker-dealers who sell the contracts. In no event are commissions deducted from your PURCHASE PAYMENTS or contract value. Rather, BMA pays commissions to the selling broker-dealer. Broker-dealers will be paid commissions of up to 7% of PURCHASE PAYMENTS. Sometimes, BMA may enter into an agreement with the broker-dealer to pay the broker-dealer commissions as a combination of a certain amount of the commission at the time of sale and a trail commission (which when totaled will not exceed 7% of PURCHASE PAYMENTS). BMA may, from time to time, pay promotional cash incentives that increase the amount of compensation.


Waiver of Withdrawal Charge (Life Liquidity Benefit)

     Under certain circumstances, after the first year, BMA will allow you to take your money out of the contract without deducting the withdrawal charge:

1) if you become confined to a long term care facility, nursing facility or hospital for at least 90 consecutive days;

2)   if you become totally disabled;

3) if you become terminally ill (which means that you are not expected to live more than 12 months);

4)   if you are involuntarily unemployed for at least 90 consecutive days; or

5)   if you get divorced.

     These benefits may not be available in your state.

Reduction or Elimination of the Withdrawal Charge

     BMA will reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with BMA. BMA will not deduct a withdrawal charge under a contract issued to an officer, director or employee of BMA or any of its affiliates.


Premium Taxes

     Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. BMA is responsible for the payment of these taxes and will make a deduction from the value of the contract for them. Some of these taxes are due when the contract is issued, others are due when ANNUITY PAYMENTS begin.

     It is BMA's current practice, for all states except South Dakota, to not charge anyone for these taxes until ANNUITY PAYMENTS begin. In South Dakota, BMA will assess a charge equal to the amount of the premium tax at the time each PURCHASE PAYMENT is made.

     BMA may some time in the future discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 4%, depending on the state.


Transfer Fee

     You can make 12 free transfers every year during the ACCUMULATION PHASE and 4 free transfers every year during the INCOME PHASE. We measure a year from the day we issue your contract. If you make more than 12 transfers a year during the ACCUMULATION PHASE or more than 4 transfers a year during the INCOME PHASE, we will deduct a transfer fee of $25. The transfer fee is deducted from the amount which is transferred. The transfer fee is for expenses in connection with transfers.

     If the transfer is part of the Dollar Cost Averaging Option, the Asset Rebalancing Option or an approved Asset Allocation Program, it will not count in determining the transfer fee.


Income Taxes

     BMA will deduct from the contract for any income taxes which it incurs because of the contract. At the present time, we are not making any such deductions.


Investment Portfolio Expenses

     There are deductions from and expenses paid out of the assets of the various INVESTMENT PORTFOLIOS, which are described in the fund prospectuses.


6.   TAXES

     NOTE: BMA has prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. BMA has included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

     Annuity contracts are a means of setting aside money for future needs usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

     Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as TAX DEFERRAL. There are different rules as to how you will be taxed depending on how you take the money out and the type of contract (QUALIFIED or NON-QUALIFIED, see the following sections).

     You, as the OWNER, will not be taxed on increases in the value of your contract until a distribution occurs--either as a withdrawal or as ANNUITY PAYMENTS. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For ANNUITY PAYMENTS, different rules apply. A portion of each ANNUITY PAYMENT is treated as a partial return of your PURCHASE PAYMENTS and will not be taxed. The remaining portion of the ANNUITY PAYMENT will be treated as ordinary income. How the ANNUITY PAYMENT is divided between taxable and non-taxable portions depends upon the period over which the ANNUITY PAYMENTS are expected to be made. ANNUITY PAYMENTS received after you have received all of your PURCHASE PAYMENTS are fully includible in income.

     When a NON-QUALIFIED contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.


Qualified and Non-Qualified Contracts

     If you purchase the contract as an individual and not an Individual Retirement Annuity (IRA), your contract is referred to as a NON-QUALIFIED contract.

     If you purchase the contract under an IRA, your contract is referred to as a QUALIFIED contract.

     A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that make it an important investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a QUALIFIED contract.


Withdrawals--Non-Qualified Contracts

     If you make a withdrawal from your NON-QUALIFIED contract, the Code treats such a withdrawal as first coming from earnings and then from your PURCHASE PAYMENTS. Such withdrawn earnings are includible in income.

     The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

           (1) paid on or after the taxpayer reaches age 59 1/2;

           (2) paid after you die;

           (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

           (4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

           (5) paid under an immediate annuity; or

           (6) which come from PURCHASE PAYMENTS made prior to August 14, 1982.


Withdrawals--Qualified Contracts

     If you make a withdrawal from your QUALIFIED contract, a portion of the withdrawal is treated as taxable income. This portion depends on the ratio of pre-tax purchase payments to the after-tax purchase payments in your contract. If all of your purchase payments were made with pre-tax money then the full amount of any withdrawal is includible in taxable income. Special rules may apply to withdrawals from certain types of qualified contracts.

     The Code also provides that any amount received under a qualified contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)  paid on or after you reach age 59 1/2;

(2)  paid after you die;

(3)  paid if you become totally disabled (as that term is defined in the Code);

(4) paid in a series of substantially equal periodic payments made annually (or more frequently) under a lifetime annuity;

(5)  paid for certain allowable medical expenses (as defined in the Code);

(6)  paid on account of an IRS levy upon the qualified contract;

(7)  paid from an IRA for medical insurance (as defined in the Code);

(8)  paid from an IRA for qualified higher education expenses; or

(9) paid from an IRA for up to $10,000 for qualified first-time homebuyer expenses (as defined in the Code).

     We have provided a more complete discussion in the Statement of Additional Information.


Death Benefits

     Any death benefits paid under the contract are taxable to the BENEFICIARY. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as ANNUITY PAYMENTS. Estate taxes may also apply.

     Certain death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the Internal Revenue Service could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

     The Code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or account value. The contract offers death benefits which may exceed the greater of purchase payments or account (contract) value. The Internal Revenue Service is currently examining whether these death benefits are appropriate for use as IRAs (including Roth IRAs). If these death benefits are determined by the Internal Revenue Service as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs) which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

     You should consult your tax adviser regarding these features and benefits prior to purchasing a contract or adding the ADBO to your contract.


Diversification and Owner Control

     The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. BMA believes that the INVESTMENT PORTFOLIOS are being managed so as to comply with the requirements.

     Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not BMA, would be considered the owner of the shares of the INVESTMENT PORTFOLIOS. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the contract. It is unknown to what extent under federal tax law OWNERS are permitted to select INVESTMENT PORTFOLIOS, to make transfers among the INVESTMENT PORTFOLIOS or the number and type of INVESTMENT PORTFOLIOS OWNERS may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the OWNER of the contract, could be treated as the OWNER of the INVESTMENT PORTFOLIOS.

     Due to the uncertainty in this area, BMA reserves the right to modify the contract in an attempt to maintain favorable tax treatment.


7.   ACCESS TO YOUR MONEY

     You can have access to the money in your contract:

          (1) by making a withdrawal (either a partial or a complete withdrawal);

          (2) by electing to receive ANNUITY PAYMENTS; or

          (3) when a death benefit is paid to your BENEFICIARY.

Withdrawals can only be made during the ACCUMULATION PHASE.

     When you make a complete withdrawal you will receive the value of the contract on the day you made the withdrawal:

     o  less any applicable withdrawal charge,

     o  less any premium tax,

     o  less any contract maintenance charge, and

     o less an interest adjustment (for amounts allocated to Fixed Account II), if applicable.

(See Section 5. Expenses for a discussion of the charges.)

     Unless you instruct BMA otherwise, any partial withdrawal will be made pro rata from all the INVESTMENT PORTFOLIO(S) and the FIXED ACCOUNT option(s) you selected. Under most circumstances, the amount of any partial withdrawal must be for at least $1,000 (withdrawals made pursuant to the automatic withdrawal program and the minimum distribution option are not subject to this minimum). BMA requires that after a partial withdrawal is made you keep at least $1,000 in any INVESTMENT PORTFOLIO and $5,000 in Fixed Account I or any GUARANTEE PERIOD of Fixed Account II. BMA also requires that after a partial withdrawal is made you keep at least $10,000 in your contract.

     We will pay the amount of any withdrawal from the INVESTMENT PORTFOLIOS within 7 days of a receipt in good order of your request unless the suspension or deferral of payments or transfers provision is in effect (see Section 7--Suspension of Payments or Transfers). Use of a certified check to purchase the contract may expedite the payment of your withdrawal request if the withdrawal request is soon after your payment by certified check.

     Income taxes and tax penalties may apply to any withdrawal you make.


Automatic Withdrawal Program

     The Automatic Withdrawal Program provides periodic payments to you. Each payment must be for at least $250. You may select to have payments made monthly, quarterly, semi-annually or annually. The first 10% of the contract value withdrawn is not subject to the withdrawal charge. A withdrawal charge will be applied to any withdrawals in excess of the first 10% withdrawn and will result in a reduction in remaining contract value. If you use this program, you may not make any other withdrawals (including a partial withdrawal). For a discussion of the withdrawal charge and the 10% free withdrawal, see Section 5. Expenses.

     All Automatic Withdrawals will be made on the 15th day of the month unless otherwise designated other than the 29th, 30th or 31st of any month. If any designated day is not a business day. If it is not, then the payment will be the next business day.

     No Minimum Distribution payments and/or Dollar Cost Averaging transfers will be allowed if you are participating in the Automatic Withdrawal Program.

     Income taxes and tax penalties may apply to automatic withdrawals.


Minimum Distribution Program

     If you own an IRA contract, you may select the Minimum Distribution Program. Under this program, BMA will make payments to you from your contract that are designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for QUALIFIED plans. BMA will make payments to you periodically (currently, monthly, quarterly, semi-annually or annually). The payments will not be subject to the withdrawal charge and will be instead of the 10% single free withdrawal amount each year.

     No Dollar Cost Averaging transfers or Automatic Withdrawals will be allowed if you are participating in the Minimum Distribution Program.


Suspension of Payments or Transfers

     BMA may be required to suspend or postpone payments from the INVESTMENT PORTFOLIOS for withdrawals or transfers for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3.   an  emergency  exists  as a  result  of which  disposal  of  shares  of the
     INVESTMENT   PORTFOLIOS  is  not  reasonably   practicable  or  BMA  cannot
     reasonably value the shares of the INVESTMENT PORTFOLIOS;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of OWNERS.

     BMA has reserved the right to defer payment for a withdrawal or transfer from the FIXED ACCOUNTS for the period permitted by law but not for more than six months.


8. PERFORMANCE

     BMA may periodically advertise performance of the various INVESTMENT PORTFOLIOS. BMA will calculate performance by determining the percentage change in the value of an ACCUMULATION UNIT by dividing the increase (decrease) for that unit by the value of the ACCUMULATION UNIT at the beginning of the period. This performance number reflects the deduction of the coverage charge and the fees and expenses of the INVESTMENT PORTFOLIO. It does not reflect the deduction of any applicable contract maintenance charge and withdrawal charge. The deduction of any applicable contract maintenance charge and withdrawal charge would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include average annual total return figures which will reflect the deduction of the coverage charge, contract maintenance charges, withdrawal charges as well as the fees and expenses of the INVESTMENT PORTFOLIO.

     BMA may also advertise the historical performance of certain INVESTMENT PORTFOLIOS whose inception dates precede the date the ACCUMULATION UNITS of your contract invested in the Portfolio.

     BMA may advertise yield information. If it does, it will provide you with information regarding how yield is calculated.

     BMA may, from time to time, include in its advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

     More detailed information regarding how performance is calculated is found in the SAI.

     Future performance will vary and the results shown are not necessarily representative of future results.

9.   DEATH BENEFIT

       Death Benefit Enhancement (Stepped Up Death Benefit)

     If you die during the ACCUMULATION PHASE, BMA will pay a death benefit to your BENEFICIARY (see below). If you have a JOINT OWNER, the death benefit will be paid when the first of you dies. The surviving JOINT OWNER will be treated as the BENEFICIARY.

     The amount of the death benefit depends on how old you are on the day we issue your contract. If BMA issues your contract prior to your 80th birthday, the death benefit will be:

     During the first contract year, the greater of:

(1) the payments you have made, less any money you have taken out and related withdrawal charges; or

(2)  the value of your contract.

     During the second and subsequent contract years, the greater of:

(1) the payments you have made, less any money you have taken out and related withdrawal charges; or

(2)  the value of your contract; or

(3) the highest year end death benefit value. The year end death benefit value is the contract value on the last day of each contract year prior to your 81st birthday, plus payments you have made, less withdrawals and charges since that day.

     If BMA issues your contract on or after your 80th birthday, the death benefit will be the greater of:

(1) the payments you have made, less any money you have taken out and related withdrawal charges; or

(2)  the value of your contract.

     THE ABOVE DEATH BENEFIT MAY NOT BE AVAILABLE IN YOUR STATE, in which case, the death benefit will be the greater of:

1. total PURCHASE PAYMENTS, less withdrawals (and any withdrawal charges paid on the withdrawals); or

2.   the value of your contract at the time the death benefit is to be paid.

   Additional Death Benefit Option (ADBO) - (+ Plus 15)

     If you bought your contract on or after May 3, 1999, you can elect the ADBO at the time you buy the contract. The ADBO may not be available in your state (check with your registered representative regarding the availability of the Additional Death Benefit Option). We will determine the benefit as of the date we receive at our Service Center proof of death, an authorized request for payment and any other necessary information for a payment option.

     The Additional Death Benefit is equal to 15% of the excess of: the "Additional Death Benefit Ending Value" over the "Additional Death Benefit Base Value" (as defined below).

     If the BENEFICIARY is your spouse, is under age 81 and elects to continue the contract after you die, the Additional Death Benefit will be added to the contract value on the date your spouse elects to continue the contract. In that case, a second Additional Death Benefit will apply to the continued contract. We deem any election to continue the contract valid on the date we receive an authorized request at our Service Center. The second Additional Death Benefit is equal to 15% of the excess of your spouse's "Additional Death Benefit Ending Value" over his or her "Additional Death Benefit Base Value" (as defined below). If your spouse is 81 or older at the time we receive proof of your death, your spouse may continue the contract, but there will not be a second Additional Death Benefit.

     Additional Death Benefit Base Value means:

     o  For the OWNER, the sum of the PURCHASE PAYMENTS made.

     o For your surviving spouse, the contract value on the date of his or her election to continue the contract, including all death benefits for the OWNER plus any PURCHASE PAYMENTS that were made after the date of the election.

     Additional Death Benefit Ending Value means the lesser of:

     o The contract value on the date BMA receives at its Service Center proof of death and any other necessary information; and

     o The contract value on the decedent's 81st birthday, if BMA receives at its Service Center proof of death after the decedent's 81st birthday.

     If you select the ADBO, the coverage charge for your contract will be higher than it would have been without this benefit and currently, the interest rate we credit on amounts you have allocated to Fixed Account II will be reduced.

     You will not receive any benefit under the ADBO if there is no gain under your contract when the death benefit is calculated.

     Appendix B to this prospectus contains examples of how the Additional Death Benefit is calculated.

     The Additional Death Benefit Option (ADBO) is available for use with IRA Contracts (including SEP's, Transfers, and Rollovers). This feature is not available for use with Roth IRA contracts.

     The entire death benefit must be paid within 5 years of the date of death unless the BENEFICIARY elects to have the death benefit payable under an ANNUITY OPTION. The death benefit payable under an ANNUITY OPTION must be paid over the BENEFICIARY'S lifetime or for a period not extending beyond the BENEFICIARY'S life expectancy. Payment must begin within one year of the date of death. If the BENEFICIARY is the spouse of the OWNER, he/she can continue the contract in his/her own name. Payment to the BENEFICIARY (other than a lump sum) may only be elected during the 60 day period beginning with the date we receive proof of death. If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days.

     If you or any JOINT OWNER dies during the INCOME PHASE (and you are not the ANNUITANT) any remaining payments under the ANNUITY OPTION chosen will continue at least as rapidly as under the method of distribution in effect at the time of death. If you die during the INCOME PHASE, the BENEFICIARY becomes the OWNER.

     See Section 6. Taxes--Death Benefits regarding the tax treatment of death proceeds.


Death of Annuitant

     If the ANNUITANT, who is not an OWNER or JOINT OWNER, dies during the ACCUMULATION PHASE, you can name a new ANNUITANT. If no ANNUITANT is named within 30 days of the death of the ANNUITANT, you will become the ANNUITANT. However, if the OWNER is a non-natural person (for example, a corporation), then the death of the ANNUITANT will be treated as the death of the OWNER, and a new ANNUITANT may not be named.

     Upon the death of the ANNUITANT during the INCOME PHASE, the death benefit, if any, will be as provided for in the ANNUITY OPTION selected. The death benefits will be paid at least as rapidly as under the method of distribution in effect at the ANNUITANT'S death.


10.  OTHER INFORMATION

BMA

     Business Men's Assurance Company of America (BMA), BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108 was incorporated in 1909 under the laws of the state of Missouri. BMA is licensed in the District of Columbia, Puerto Rico and all states except New York. BMA is a wholly owned subsidiary of Assicurazioni Generali S.p.A., which is the largest insurance organization in Italy.

     BMA's obligations arising under the contracts are general obligations of BMA.

The Separate Account

     BMA has established a separate account, BMA Variable Annuity Account A (Separate Account), to hold the assets that underlie the contracts. The Board of Directors of BMA adopted a resolution to establish the Separate Account under Missouri insurance law on September 9, 1996. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into sub-accounts.

     The assets of the Separate Account are held in BMA's name on behalf of the Separate Account and legally belong to BMA. However, those assets that underlie the contract are not chargeable with liabilities arising out of any other business BMA may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts BMA may issue.


Distributor

     Jones & Babson, Inc., acts as the distributor of the contracts. Jones & Babson, Inc. is a wholly owned subsidiary of BMA.


Administration

     We have hired Liberty Insurance Services, 2000 Wade Hampton Boulevard, Greenville, South Carolina to perform certain administrative services regarding the Policies. The administrative services include issuance of the Policies and maintenance of Policy records. Claims are handled jointly between BMA and Liberty Insurance Services.


Ownership

     Owner. You, as the OWNER of the contract, have all the rights under the contract. The OWNER is as designated at the time the contract is issued, unless changed. The BENEFICIARY becomes the OWNER upon the death of the OWNER.

     Joint Owner. The contract can be owned by JOINT OWNERS. Any JOINT OWNER must be the spouse of the other OWNER (except in Pennsylvania and Oregon). Upon the death of either JOINT OWNER, the surviving OWNER will be the primary
BENEFICIARY. Any other BENEFICIARY designation will be treated as a contingent BENEFICIARY unless otherwise indicated.


Beneficiary

     The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The BENEFICIARY is named at the time the contract is issued unless changed at a later date. Unless an irrevocable BENEFICIARY has been named, you can change the BENEFICIARY at any time before you die.


Assignment

     You can assign the contract at any time during your lifetime. BMA will not be bound by the assignment until it receives the written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. An assignment may be a taxable event.

     If the contract is issued pursuant to a QUALIFIED plan, there may be limitations on your ability to assign the contract.


Financial Statements

     The financial statements of BMA and the Separate Account have been included in the Statement of Additional Information.


                            Table of Contents of The
                       Statement of Additional Information

     Company
     Experts
     Legal Opinions
     Distributor
     Reduction or Elimination of Withdrawal Charge
     Calculation of Performance Data
     Federal Tax Status
     Annuity Provisions
     Mortality and Expense Guarantee
     Financial Statements




                  APPENDIX A - CONDENSED FINANCIAL INFORMATION

     ACCUMULATION UNIT Value History--The following schedule includes ACCUMULATION UNIT values for the years or periods shown. This data has been extracted from the Separate Account's audited December 31, 2001 financial statements. This information should be read in conjunction with the Separate Account's financial statements and related notes which are included in the Statement of Additional Information.



                                                                                               Contracts with 1.25%
                                                                                                 Coverage Charge

                                                                                Year          Year            Year       Period from
                                                                                Ended         Ended          Ended       9/6/98 to
                                                                               12/31/01      12/31/00       12/31/99     12/31/98

INVESTORS MARK SERIES FUND, INC.:

         MONEY MARKET SUB-ACCOUNT
                  Unit value at beginning of period                                 $11.2136     $10.7272     $10.0910      $10.00
                  Unit value at end of period                                       $11.4950     $11.2136     $10.7272    $10.0910
                  No. of ACCUMULATION UNITS Outstanding at end of period              32,435       47,507        6,648      17,747
         INTERMEDIATE FIXED INCOME SUB-ACCOUNT
                  Unit value at beginning of period                                 $11.2812     $10.3128     $10.0531      $10.00
                  Unit value at end of period                                       $11.9445     $11.2812     $10.3128    $10.0531
                  No. of ACCUMULATION UNITS Outstanding at end of period             150,064       60,427       28,681           0
         GLOBAL FIXED INCOME SUB-ACCOUNT
                  Unit value at beginning of period                                 $11.4737     $10.6143     $10.1741      $10.00
                  Unit value at end of period                                       $11.8336     $11.4737     $10.6143    $10.1741
                  No. of ACCUMULATION UNITS Outstanding at end of period              23,053        9,988       5,890            0
         MID CAP EQUITY SUB-ACCOUNT
                  Unit value at beginning of period                                 $13.4986     $10.7602     $12.0489      $10.00
                  Unit value at end of period                                       $12.9710     $13.4986     $10.7602    $12.0489
                  No. of ACCUMULATION UNITS Outstanding at end of period              48,414       37,895       37,267       6,884
         SMALL CAP EQUITY SUB-ACCOUNT
                  Unit value at beginning of period                                 $12.3613     $12.8633     $11,6860      $10.00
                  Unit value at end of period                                       $11.0206     $12.3613     $12.8633    $11.6860
                  No. of ACCUMULATION UNITS Outstanding at end of period              59,776       51,886       29,139       6,990
         LARGE CAP GROWTH SUB-ACCOUNT
                  Unit value at beginning of period                                 $14.8504     $17.0939     $12.1679      $10.00
                  Unit value at end of period                                       $11.0631     $14.8504     $17.0939    $12.1679
                  No. of ACCUMULATION UNITS Outstanding at end of period              50,011       47,219       24,654       8,207
         LARGE CAP VALUE SUB-ACCOUNT
                  Unit value at beginning of period                                 $10.7092      $9.9680     $11.3245      $10.00
                  Unit value at end of period                                       $10.4075     $10.7092      $9.9680    $11.3245
                  No. of ACCUMULATION UNITS Outstanding at end of period              53,464       55,541       47,627       7,921
         GROWTH & INCOME SUB-ACCOUNT
                  Unit value at beginning of period                                 $14.6325     $11.9485      $11.9485     $10.00
                  Unit value at end of period                                       $13.4992     $14.6325      $12.7758   $11.9485
                  No. of ACCUMULATION UNITS Outstanding at end of period             120,916       85,895        51,979      1,966
         BALANCED SUB-ACCOUNT
                  Unit value at beginning of period                                 $10.6769      $9.9724      $10.5555   $  10.00
                  Unit value at end of period                                       $10.9175     $10.6769       $9.9724   $10.5555
                  No. of ACCUMULATION UNITS Outstanding at end of period              65,184       46,283        41,270          0
BERGER INSTITUTIONAL PRODUCTS TRUST:
         BERGER IPT--INTERNATIONAL SUB-ACCOUNT
                  Unit value at beginning of period                                 $13.6893     $15.4324      $11.2656   $  10.00
                  Unit value at end of period                                       $10.7791     $13.6893      $15.4324   $11.2656
                  No. of ACCUMULATION UNITS Outstanding at end of period              64,713       49,616      35,993          938
DREYFUS STOCK INDEX SUB-ACCOUNT:
                  Unit value at beginning of period                                 $10.6553     $11.8936        $10.00   $      0
                  Unit value at end of period                                       $ 9.2412     $10.6553      $11.8936   $  10.00
                  No. of ACCUMULATION UNITS Outstanding at end of period              76,710       58,380       3,788            0
DREYFUS VARIABLE INVESTMENT FUND:
         DREYFUS VIF DISCIPLINED STOCK SUB-ACCOUNT
                  Unit value at beginning of period                                 $10.4808     $11.6811        $10.00   $      0
                  Unit value at end of period                                        $8.9772     $10.4808      $11.6811   $  10.00
                  No. of ACCUMULATION UNITS Outstanding at end of period              15,005       12,934        9,494           0
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
         INVESCO VIF--HIGH YIELD FUND
                  Unit value at beginning of period                                  $9.3921     $10.7689         $10.00  $      0
                   Unit value at end of period                                       $7.8907      $9.3921       $10.7689  $  10.00
                   No. of ACCUMULATION UNITS Outstanding at end of period              15,924       12,182        7,453          0
          INVESCO VIF--CORE EQUITY FUND
                  Unit value at beginning of period                                 $11.7287     $11.3253          $10.00 $     0
                  Unit value at end of period                                       $10.5440     $11.7287        $11.3253 $ 10.00
                  No. of ACCUMULATION UNITS Outstanding at end of period              36,255       20,032           2,016       0
LAZARD RETIREMENT SERIES, INC.:
         LAZARD RETIREMENT SMALL CAP SUB-ACCOUNT
                  Unit value at beginning of period                                 $12.3931     $10.3673         $10.00  $     0
                  Unit value at end of period                                       $14.5195     $12.3931       $10.3673  $ 10.00
                  No. of ACCUMULATION UNITS Outstanding at end of period              19,568        8,235          6,992        0
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:
         VP INCOME & GROWTH SUB-ACCOUNT
                  Unit value at beginning of period                                 $10.2737     $11.6388          $10.00 $     0
                  Unit value at end of period                                       $ 9.2986     $10.2737        $11.6388 $ 10.00
                  No. of ACCUMULATION UNITS Outstanding at end of period              38,180       31,590          10,395       0
         VP VALUE SUB-ACCOUNT
                  Unit value at beginning of period                                 $11.4079      $9.7779        $  10.00 $     0
                   Unit value at end of period                                       $12.7108     $11.4079       $ 9.7779 $ 10.00
                   No. of ACCUMULATION UNITS Outstanding at end of period              49,334       17,278        10,905        0







                                                                                       Contracts with 1.25%
                                                                                         Coverage Charge
                                                                                        Year       Period from
                                                                                        Ended       5/1/00 to
                                                                                      12/31/01      12/31/00
THE ALGER AMERICAN FUND:
               GROWTH PORTFOLIO
                  Unit value at beginning of period                                        $8.3211       $10.00
                  Unit value at end of period                                              $7.2468      $8.3211
                  No. of ACCUMULATION UNITS Outstanding at end of period                    60,561       32,903
               LEVERAGED ALLCAP PORTFOLIO
                  Unit value at beginning of period                                        $7.8990       $10.00
                  Unit value at end of period                                              $6.5583      $7.8990
                  No. of ACCUMULATION UNITS Outstanding at end of period                    99,924       78,141
                MIDCAP GROWTH PORTFOLIO
                  Unit value at beginning of period                                        $9.6215       $10.00
                  Unit value at end of period                                              $8.8821      $9.6215
                  No. of ACCUMULATION UNITS Outstanding at end of period                   111,490       81,113
VARIABLE INSURANCE PRODUCTS FUND (VIP)
                FIDELITY VIP OVERSEAS PORTFOLIO
                  Unit value at beginning of period                                        $8.4199       $10.00
                  Unit value at end of period                                              $6.5556      $8.4199
                  No. of ACCUMULATION UNITS Outstanding at end of period                    58,147       35,640
                 FIDELITY VIP GROWTH PORTFOLIO
                  Unit value at beginning of period                                        $8.5037       $10.00
                  Unit value at end of period                                              $6.8976      $8.5037
                  No. of ACCUMULATION UNITS Outstanding at end of period                    45,927       26,306
VARIABLE INSURANCE PRODUCTS FUND
                 FIDELITY VIP CONTRAFUND PORTFOLIO
                  Unit value at beginning of period                                        $9.4284       $10.00
                  Unit value at end of period                                              $8.1503      $9.4284
                  No. of ACCUMULATION UNITS Outstanding at end of period                    19,807       13,385

                                                                                           Contracts with 1.45%
                                                                                             Coverage Charge
                                                                                            Year          Year
                                                                                            Ended         Ended
                                                                                          12/31/01      12/31/00
INVESTORS MARK SERIES FUND, INC.:
         MONEY MARKET SUB-ACCOUNT
                  Unit value at beginning of period                                       $10.4325      $ 10.00
                  Unit value at end of period                                             $10.6729     $10.4325
                  No. of ACCUMULATION UNITS Outstanding at end of period                    31,773        1,821
         INTERMEDIATE FIXED INCOME SUB-ACCOUNT
                  Unit value at beginning of period                                       $10.9171      $ 10.00
                  Unit value at end of period                                             $11.5359     $10.9171
                  No. of ACCUMULATION UNITS Outstanding at end of period                    34,462        7,993
         GLOBAL FIXED INCOME SUB-ACCOUNT
                  Unit value at beginning of period                                       $10.7880      $ 10.00
                  Unit value at end of period                                             $11.1032     $10.7880
                  No. of ACCUMULATION UNITS Outstanding at end of period                     3,533            0
         MID CAP EQUITY SUB-ACCOUNT
                  Unit value at beginning of period                                       $12.5198      $ 10.00
                  Unit value at end of period                                             $12.0064     $12.5198
                  No. of ACCUMULATION UNITS Outstanding at end of period                     2,916          805
         SMALL CAP EQUITY SUB-ACCOUNT
                  Unit value at beginning of period                                       $ 9.5905      $ 10.00
                  Unit value at end of period                                             $ 8.5332     $ 9.5905
                  No. of ACCUMULATION UNITS Outstanding at end of period                     2,052        1,295
         LARGE CAP GROWTH SUB-ACCOUNT
                  Unit value at beginning of period                                        $8.6701      $ 10.00
                  Unit value at end of period                                              $6.4461      $8.6701
                  No. of ACCUMULATION UNITS Outstanding at end of period                       809        1,323
         LARGE CAP VALUE SUB-ACCOUNT
                  Unit value at beginning of period                                       $10.7221      $ 10.00
                  Unit value at end of period                                             $10.3992     $10.7221
                  No. of ACCUMULATION UNITS Outstanding at end of period                    12,145          855
         GROWTH & INCOME SUB-ACCOUNT
                  Unit value at beginning of period                                       $11.4303      $ 10.00
                  Unit value at end of period                                             $10.5239     $11.4303
                  No. of ACCUMULATION UNITS Outstanding at end of period                     6,915        1,305
         BALANCED SUB-ACCOUNT
                  Unit value at beginning of period                                       $10.6850      $ 10.00
                  Unit value at end of period                                             $10.9040     $10.6850
                  No. of ACCUMULATION UNITS Outstanding at end of period                     5,020        4,059
BERGER INSTITUTIONAL PRODUCTS TRUST:
         BERGER IPT--INTERNATIONAL SUB-ACCOUNT
                  Unit value at beginning of period                                        $8.8528      $ 10.00
                  Unit value at end of period                                              $6.9568     $ 8.8528
                  No. of ACCUMULATION UNITS Outstanding at end of period                     8,730        5,377
DREYFUS STOCK INDEX SUB-ACCOUNT:
                  Unit value at beginning of period                                        $8.9409      $ 10.00
                  Unit value at end of period                                              $7.7388      $8.9409
                  No. of ACCUMULATION UNITS Outstanding at end of period                    17,566        3,808
DREYFUS VARIABLE INVESTMENT FUND:
         DREYFUS VIF DISCIPLINED STOCK SUB-ACCOUNT
                  Unit value at beginning of period                                        $8.9544      $ 10.00
                  Unit value at end of period                                              $7.6546      $8.9544
                  No. of ACCUMULATION UNITS Outstanding at end of period                     2,567          777
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
         INVESCO VIF-HIGH YIELD FUND
                  Unit value at beginning of period                                       $ 8.7041      $ 10.00
                  Unit value at end of period                                             $ 7.2980      $8.7041
                  No. of ACCUMULATION UNITS Outstanding at end of period                       418            0
         INVESCO VIF-CORE EQUITY FUND
                  Unit value at beginning of period                                       $10.3354      $ 10.00
                  Unit value at end of period                                              $9.2729     $10.3354
                  No. of ACCUMULATION UNITS Outstanding at end of period                       309          309
LAZARD RETIREMENT SERIES, INC.:
         LAZARD RETIREMENT SMALL CAP SUB-ACCOUNT
                  Unit value at beginning of period                                       $11.9301      $ 10.00
                  Unit value at end of period                                             $13.9491     $11.9301
                  No. of ACCUMULATION UNITS Outstanding at end of period                     3,542        1,809
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:
         VP INCOME & GROWTH SUB-ACCOUNT
                  Unit value at beginning of period                                        $8.8094      $ 10.00
                  Unit value at end of period                                              $7.9573      $8.8094
                  No. of ACCUMULATION UNITS Outstanding at end of period                     6,113        2,153
         VP VALUE SUB-ACCOUNT
                  Unit value at beginning of period                                       $11.6436      $ 10.00
                  Unit value at end of period                                             $12.9475     $11.6436
                  No. of ACCUMULATION UNITS Outstanding at end of period                     2,511          365






                                                                                       Contracts with 1.45%
                                                                                         Coverage Charge
                                                                                        Year       Period from
                                                                                        Ended       5/1/00 to
                                                                                      12/31/01      12/31/00
THE ALGER AMERICAN FUND:
               GROWTH PORTFOLIO
                  Unit value at beginning of period                                       $ 8.3130      $ 10.00
                  Unit value at end of period                                             $ 7.2252      $8.3130
                  No. of ACCUMULATION UNITS Outstanding at end of period                    11,706            0
               LEVERAGED ALLCAP PORTFOLIO
                  Unit value at beginning of period                                       $ 7.8912      $ 10.00
                  Unit value at end of period                                             $ 6.5387     $ 7.8912
                  No. of ACCUMULATION UNITS Outstanding at end of period                     2,757          924
MIDCAP GROWTH PORTFOLIO
                  Unit value at beginning of period                                       $ 9.6121      $ 10.00
                  Unit value at end of period                                             $ 8.8556     $ 9.6121
                  No. of ACCUMULATION UNITS Outstanding at end of period                     4,434        1,734
VARIABLE INSURANCE PRODUCTS FUND (VIP)
                FIDELITY VIP OVERSEAS PORTFOLIO
                  Unit value at beginning of period                                       $ 8.4117      $ 10.00
                  Unit value at end of period                                             $ 6.5361     $ 8.4117
                  No. of ACCUMULATION UNITS Outstanding at end of period                     2,206            0
                 FIDELITY VIP GROWTH PORTFOLIO
                  Unit value at beginning of period                                       $ 8.4953      $ 10.00
                  Unit value at end of period                                             $ 6.8771     $ 8.4953
                  No. of ACCUMULATION UNITS Outstanding at end of period                      1320          457
VARIABLE INSURANCE PRODUCTS FUND II (VIP II)
                 FIDELITY VIP II CONTRAFUND PORTFOLIO
                  Unit value at beginning of period                                       $ 9.4191      $ 10.00
                  Unit value at end of period                                             $ 8.1260     $ 9.4191
                  No. of ACCUMULATION UNITS Outstanding at end of period                     1,068            0





                   APPENDIX B--ADDITIONAL DEATH BENEFIT OPTION

     The following examples show you how we calculate the additional death benefit (ADB) if you elect the Additional Death Benefit Option.


EXAMPLE #1

     Owner purchases contract at age 50; Spouse, who is age 45, is named BENEFICIARY; Total PURCHASE PAYMENTS at death of $100,000; OWNER dies at age 70, with contract value of $250,000.

     The Additional  Death Benefit payable to the BENEFICIARY  would be $22,500.
This is determined by .15 x [ADB Ending Value ($250,000) - ADB Base Value ($100,000)]--i.e. .15 x $150,000. If the basic death benefit under the contract were equal to the contract value, the total death benefit would be $272,500.


EXAMPLE #2

     Same assumptions as Example #1, except that surviving spouse elects to continue the contract.

     The contract value ($250,000) on the date of election to continue the contract would be increased by $22,500 to $272,500. The ADB Base Value would be $272,500. Assume the surviving spouse dies at age 75, no additional PURCHASE PAYMENTS were made, and the contract value was $400,000. The second Additional Death Benefit payable to the current BENEFICIARY would be $19,125. This is determined by .15 x [ADB Ending Value ($400,000) - spouse's ADB Base Value ($272,500)]--i.e. .15 x $127,500. If the basic death benefit were equal to the contract value, the total death benefit would be $419,125.


EXAMPLE #3

     Owner purchases contract at age 70; Spouse who is also age 70 is named as BENEFICIARY; PURCHASE PAYMENTS total $100,000; OWNER dies at age 85 with a contract value of $250,000; The contract value on the OWNER'S 81st birthday was $200,000.

     The Additional Death Benefit payable to the BENEFICIARY would be $15,000. This is determined by .15 x [ADB Ending Value ($200,000, since the value at the Owner's 81st birthday is less than the value at death) - ADB Base Value ($100,000)]--i.e. .15 x $100,000. If the basic death benefit under the contract were equal to the contract value, the total death benefit would be $265,000. If the surviving spouse elects to continue the contract, the contract value would be increased to $265,000. However, since the surviving spouse is older than age 80, there would be no second Additional Death Benefit at his/her death.


EXAMPLE #4

     Owner purchases contract at age 50; Spouse who is age 45 is named as BENEFICIARY; Total PURCHASE PAYMENTS at death of $100,000; On the 10th contract anniversary the contract value is $250,000; On the 10th contract anniversary the Owner withdraws $150,000; The next day the OWNER dies at age 60.

     The Additional  Death Benefit payable to the  BENEFICIARY  would be $7,500.
This is determined by .15 x [ADB Ending Value ($150,000) - ADB Base Value ($100,000)--i.e. .15 x $50,000. If the basic death benefit under the contract were equal to the contract value, the total death benefit would be $157,500.


EXAMPLE #5

     Owner purchases contract at age 50;
     Total PURCHASE PAYMENTS at death is $100,000;
     Contract Value on the day prior to the 25th Contract Anniversary (Owner age
     75) is $320,000; Owner dies at age 76 with contract value of $300,000.

The basic death benefit is $320,000. This basic death benefit amount is $20,000 higher than the contract value at the time of the owner's death. This is due to ratcheted property of the basic death benefit as described in the prospectus. Under this example, an Additional Death Benefit is also payable because the ADBO was selected at the time of contract issue. The Additional Death Benefit payable is .15 x [ADB Ending Value ($300,000) - ADB Base Value ($100,000)] which equals $30,000. The total death benefit payable to the BENEFICIARY is the sum of the basic death benefit ($320,000) and the Additional Death Benefit ($30,000) which totals $350,000. This is $50,000 more than the contract value at the time of the owner's death.





                      [THIS PAGE INTENTIONALLY LEFT BLANK]





                               Detach and mail to:

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                           2000 WADE HAMPTON BOULEVARD
                            GREENVILLE, SC 29602-0789

     Please send me, at no charge, the Statement of Additional Information dated May 1, 2002 for the Annuity Contract issued by BMA.


               (Please print or type and fill in all information)



     -------------------------------------------------------------------------

     Name



     -------------------------------------------------------------------------
     Address


     ----------------------------------------- -------------------------------
     City                                      State                 Zip Code





                   Business Men's Assurance Company of America
                     P.O. Box 412879 / Kansas City, MO 64141










                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION

                           INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                         BMA VARIABLE ANNUITY ACCOUNT A

                                       AND

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                              --------------------

THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS WHICH ARE REFERRED TO HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, CALL OR WRITE THE COMPANY AT: 1-888-262-8131, 9735 Landmark Parkway Drive, St. Louis, MO 63127-1690.

THIS  STATEMENT OF ADDITIONAL  INFORMATION  AND THE  PROSPECTUS ARE DATED May 1,
2002.

                                TABLE OF CONTENTS

COMPANY........................................................

EXPERTS........................................................

LEGAL OPINIONS...................................................

DISTRIBUTOR......................................................

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE................
CALCULATION OF PERFORMANCE DATA..................................

FEDERAL TAX STATUS..............................................

ANNUITY PROVISIONS..............................................

MORTALITY AND EXPENSE GUARANTEE.................................

FINANCIAL STATEMENTS............................................

                                     COMPANY

Business Men's Assurance Company of America ("BMA" or the "Company"), BMA Tower, 700 Karnes Blvd., Kansas City, Missouri, 64108 was incorporated in 1909 under the laws of the state of Missouri. BMA is licensed in the District of Columbia, Puerto Rico and all states except New York. BMA is a wholly owned subsidiary of Assicurazioni Generali S.p.A., which is the largest insurance organization in Italy.

                                     EXPERTS


The financial statements of the BMA Variable Annuity Account A as of and for the year ended December 31, 2001 and the Consolidated Financial Statements of Business Men's Assurance Company of America as of and for the two years then ended have been audited by PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, Missouri 64105, independent accountants, as set forth in their reports, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. The Consolidated Financial Statements of Business Men's Assurance Company of America for the year ended December 31, 1999 were audited by Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri 64105, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Fort Lauderdale, Florida has provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts.

                                   DISTRIBUTOR

Jones & Babson, Inc., acts as the distributor. The offering is on a continuous basis.

                REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

The amount of the Withdrawal Charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the Withdrawal Charge will be determined by the Company after examination of all the relevant factors such as:

         1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

         2. The total amount of purchase payments to be received will be considered. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

         3. Any prior or existing relationship with the Company will be considered. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

         4. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the Withdrawal Charge.

The Withdrawal Charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction or elimination of the Withdrawal Charge be permitted where the reduction or elimination of the Withdrawal Charge will be unfairly discriminatory to any person.

                         CALCULATION OF PERFORMANCE DATA

Total Return

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include average annual total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the coverage charge, the expenses for the underlying investment portfolio being advertised and any applicable contract maintenance charges and withdrawal charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable contract maintenance charges and any applicable withdrawal charges to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described.

The formula used in these calculations is:

                                           n
                                P ( 1 + T)     =    ERV


Where:

          P = a hypothetical initial payment of $1,000

          T = average annual total return

          n = number of years

        ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any withdrawal charge and contract maintenance charge. The deduction of any withdrawal charge and contract maintenance charge would reduce any percentage increase or make greater any percentage decrease.

You should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what your total return may be in any future period.

Yield

THE MONEY MARKET PORTFOLIO. The Company may advertise yield and effective information for the Money Market Portfolio. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the subaccount refers to the income generated by an investment in the subaccount over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The Money Market Portfolio's current yield is computed on a base period return of a hypothetical Contract having a beginning balance of one accumulation unit for a particular period of time (generally seven days). The return is determined by dividing the net change (exclusive of any capital changes) in such accumulation unit by its beginning value, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends paid by the Portfolio, and the deduction of the coverage charge and contract maintenance charge. The effective yield reflects the effects of compounding and represents an annualization of the current return with all dividends reinvested.

(Effective yield = [(Base Period Return + 1)365/7]-1.)

The Company does not currently advertise any yield information for the Money Market Portfolio.

OTHER PORTFOLIOS. The Company may also quote current yield in sales literature, advertisements and Owner communications for the other Portfolios. Each Portfolio (other than the Money Market Portfolio) will publish standardized total return information with any quotation of current yield.

The yield computation is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for the coverage charge and the contract maintenance charge) by the accumulation unit value on the last day of the period, according to the following formula:

                                          6
              Yield  =  2  [[(a-b)  +  1]     -  1]
                                   ----
                                   cd
Where:

          a = net investment income earned during the period by the Portfolio attributable to shares owned by the subaccount.

          b = expenses accrued for the period (net of reimbursements).

          c = the average daily number of accumulation units outstanding during the period.

          d = the maximum offering price per accumulation unit on the last day of the period.


The above formula will be used in calculating quotations of yield, based on specified 30-day periods identified in the advertisement or communication. Yield calculations assume no withdrawal charge. The Company does not currently advertise any yield information for any Portfolio Performance Information.

SECTION I - PERFORMANCE INFORMATION OF SEPARATE ACCOUNT

The following total return information reflects performance for the accumulation units of the Separate Account investing in the underlying Portfolios for the periods shown. Charts 1A-B reflect the deduction of the coverage charge and the operating expenses of the Portfolio. Charts 2A-B reflect the deduction of the coverage charge, contract maintenance charge, withdrawal charge and the operating expenses of the Portfolio. The inception dates shown below reflect the dates the Separate Account first invested in the Portfolio. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.




Statement of Additional Information
Chart 1A (1.45% coverage charge and portfolio expenses)     Sub-Account
Returns for the periods ended of 12/31/2001                 Inception                  Since
                                                               Date        1 Year     Inception





Standish Ayer & Wood Intermediate Fixed Income               11/24/97       5.67%       4.28%
Standish Ayer & Wood Mid Cap Equity                          11/24/97      -4.10%       7.29%
Standish Ayer & Wood Money Market                            11/24/97       2.28%       3.32%
Standish Global Fixed Income                                 11/24/97       2.92%       3.88%
Stein, Roe & Farnham Small Cap Equity                        11/24/97     -11.02%       2.17%
Stein Roe & Farnham Large Cap Growth                         11/24/97     -25.65%       2.95%
Babson Large Cap Value                                       11/24/97      -3.01%       0.87%
Lord, Abbett Growth & Income                                 11/24/97      -7.92%       8.25%
Kornitzer Balanced                                           11/24/97       2.05%       1.82%
Berger IPT International Fund                                11/24/97     -21.42%       1.41%
Dreyfus Stock Index Fund                                     12/31/98     -13.44%      -0.92%
Dreyfus VIF Disciplined Stock Portfolio                      12/31/98     -14.52%      -1.41%
INVESCO VIF-High Yield Fund                                  12/31/98     -16.15%     -19.14%
INVESCO VIF-Core Equity Fund                                 12/31/98     -10.28%       8.03%
Lazard Retirement Small Cap Portfolio                        12/31/98      16.91%      11.18%
American Century VP Income & Growth                          12/31/98      -9.67%      -1.01%
American Century VP Value                                    12/31/98      11.20%       7.64%
Fidelity Overseas                                            6/30/00      -22.33%     -33.87%
Fidelity Growth                                              6/30/00      -19.05%     -31.53%
Fidelity Contrafund                                          6/30/00      -13.73%     -18.49%
Alger Growth Portfolio                                       6/30/00      -13.08%     -20.32%
Alger MidCap Growth Portfolio                                6/30/00       -7.87%      -8.77%
Alger Leveraged AllCap Portfolio                             6/30/00      -17.14%     -25.86%




Statement of Additional Information
Chart 1B (1.25% coverage charge and portfolio expenses)     Sub-Account
Returns for the periods ended 12/31/2001                    Inception                  Since
                                                               Date        1 Year    Inception


Standish Ayer & Wood Intermediate Fixed Income               11/24/97       5.88%      4.49%
Standish Ayer & Wood Mid Cap Equity                          11/24/97      -3.91%      7.51%
Standish Ayer & Wood Money Market                            11/24/97       2.48%      3.53%
Standish Global Fixed Income                                 11/24/97       3.12%      4.09%
Stein, Roe & Farnham Small Cap Equity                        11/24/97     -10.84%      2.37%
Stein Roe & Farnham Large Cap Growth                         11/24/97     -25.50%      3.15%
Babson Large Cap Value                                       11/24/97      -2.81%      1.07%
Lord, Abbett Growth & Income                                 11/24/97      -7.74%      8.47%
Kornitzer Balanced                                           11/24/97       2.25%      2.03%
Berger IPT International Fund                                11/24/97     -21.26%      1.61%
Dreyfus Stock Index Fund                                     12/31/98     -13.27%     -0.72%
Dreyfus VIF Disciplined Stock Portfolio                      12/31/98     -14.35%     -1.21%
INVESCO VIF-High Yield Fund                                  12/31/98     -15.99%    -18.98%
INVESCO VIF-Core Equity Fund                                 12/31/98     -10.10%      8.25%
Lazard Retirement Small Cap Portfolio                        12/31/98      17.15%     11.40%
American Century VP Income & Growth                          12/31/98      -9.49%     -0.81%
American Century VP Value                                    12/31/98      11.42%      7.85%
Fidelity Overseas                                            6/30/00      -22.18%    -33.73%
Fidelity Growth                                              6/30/00      -18.89%    -31.39%
Fidelity Contrafund                                          6/30/00      -13.56%    -18.33%
Alger Growth Portfolio                                       6/30/00      -12.91%    -20.16%
Alger MidCap Growth Portfolio                                6/30/00       -7.68%     -8.59%
Alger Leveraged AllCap Portfolio                             6/30/00      -16.97%    -25.71%




Chart 2A (1.45% coverage charge, contract maintenance charge, withdrawal charges and portfolio expenses)
Returns for the periods ended 12/31/2001


                                                          Sub-Account
                                                           Inception                  Since
                                                              Date        1 Year    Inception

Standish Ayer & Wood Intermediate Fixed Income               11/24/97       0.07%      3.45%
Standish Ayer & Wood Mid Cap Equity                          11/24/97      -9.74%      6.57%
Standish Ayer & Wood Money Market                            11/24/97      -3.33%      2.48%
Standish Global Fixed Income                                 11/24/97      -2.69%      3.06%
Stein, Roe & Farnham Small Cap Equity                        11/24/97     -16.68%      1.33%
Stein Roe & Farnham Large Cap Growth                         11/24/97     -31.36%      2.16%
Babson Large Cap Value                                       11/24/97      -8.64%     -0.04%
Lord, Abbett Growth & Income                                 11/24/97     -13.57%      7.56%
Kornitzer Balanced                                           11/24/97      -3.56%      0.94%
Berger IPT International Fund                                11/24/97     -27.12%      0.57%
Dreyfus Stock Index Fund                                     12/31/98     -19.11%     -2.42%
Dreyfus VIF Disciplined Stock Portfolio                      12/31/98     -20.19%     -2.93%
INVESCO VIF-High Yield Fund                                  12/31/98     -21.84%    -21.52%
INVESCO VIF-Core Equity Fund                                 12/31/98     -15.94%      6.80%
Lazard Retirement Small Cap Portfolio                        12/31/98      11.36%      9.96%
American Century VP Income & Growth                          12/31/98     -15.33%     -2.53%
American Century VP Value                                    12/31/98       5.62%      6.34%
Fidelity Overseas                                            6/30/00      -28.04%    -38.89%
Fidelity Growth                                              6/30/00      -24.74%    -36.46%
Fidelity Contrafund                                          6/30/00      -19.40%    -22.93%
Alger Growth Portfolio                                       6/30/00      -18.75%    -24.83%
Alger MidCap Growth Portfolio                                6/30/00      -13.52%    -12.92%
Alger Leveraged AllCap Portfolio                             6/30/00      -22.82%    -30.56%




Statement of Additional Information
Chart 2B (1.25% coverage charge, contract maintenance
   charge, withdrawal charges and portfolio expenses)        Sub-Account
Returns for the periods ended 12/31/2001                     Inception                Since
                                                               Date        1 Year    Inception

Standish Ayer & Wood Intermediate Fixed Income               11/24/97       0.28%      3.67%
Standish Ayer & Wood Mid Cap Equity                          11/24/97      -9.54%      6.79%
Standish Ayer & Wood Money Market                            11/24/97      -3.13%      2.69%
Standish Global Fixed Income                                 11/24/97      -2.48%      3.27%
Stein, Roe & Farnham Small Cap Equity                        11/24/97     -16.50%      1.54%
Stein Roe & Farnham Large Cap Growth                         11/24/97     -31.21%      2.37%
Babson Large Cap Value                                       11/24/97      -8.44%      0.17%
Lord, Abbett Growth & Income                                 11/24/97     -13.39%      7.78%
Kornitzer Balanced                                           11/24/97      -3.36%      1.15%
Berger IPT International Fund                                11/24/97     -26.96%      0.78%
Dreyfus Stock Index Fund                                     12/31/98     -18.94%     -2.22%
Dreyfus VIF Disciplined Stock Portfolio                      12/31/98     -20.02%     -2.72%
INVESCO VIF-High Yield Fund                                  12/31/98     -21.67%    -21.34%
INVESCO VIF-Core Equity Fund                                 12/31/98     -15.76%      7.02%
Lazard Retirement Small Cap Portfolio                        12/31/98      11.59%     10.19%
American Century VP Income & Growth                          12/31/98     -15.14%     -2.32%
American Century VP Value                                    12/31/98       5.84%      6.56%
Fidelity Overseas                                            6/30/00      -27.88%    -38.75%
Fidelity Growth                                              6/30/00      -24.58%    -36.32%
Fidelity Contrafund                                          6/30/00      -19.23%    -22.76%
Alger Growth Portfolio                                       6/30/00      -18.57%    -24.66%
Alger MidCap Growth Portfolio                                6/30/00      -13.33%    -12.73%
Alger Leveraged AllCap Portfolio                             6/30/00      -22.66%    -30.41%



SECTION II - HISTORICAL PERFORMANCE OF CERTAIN PORTFOLIOS

Certain Portfolios have been in existence for some time and consequently have investment performance history. In order to demonstrate how the historical investment experience of certain Portfolios affects accumulation unit values, we have developed the following performance information. The information is based upon the historical experience of the Portfolios and is for the periods shown. Charts 3A-B reflect the deduction of the coverage charge and the operating expenses of the Portfolio. Charts 4A-B reflect the deduction of the coverage charge, contract maintenance charge, withdrawal charge and the operating expenses of the Portfolio. The inception dates shown below are the dates the underlying Portfolios commenced investment operations. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Statement of Additional Information
Chart 3A (1.45% coverage charge and portfolio expenses)       Portfolio
Returns for the periods ended 12/31/2001                       Inception                               10 Years or
                                                                Date         1 Year      5 Years     Since Inception


Dreyfus Stock Index Fund                                      9/27/89        -13.44%      8.78%      10.87%
Dreyfus VIF Disciplined Stock Portfolio                       4/29/96        -14.52%      7.67%       9.85%
INVESCO VIF-High Yield Fund                                   5/24/94        -16.15%     -1.91%       2.74%
INVESCO VIF-Core Equity Fund                                   8/8/94        -10.28%      8.54%      12.11%
Lazard Retirement Small Cap Portfolio                         11/2/97         16.91%        N/A       6.20%
American Century VP Income & Growth                           10/30/97        -9.67%        N/A       5.39%
American Century VP Value                                     4/29/96         11.20%     10.19%      10.99%
Fidelity Overseas (1)                                         1/28/87        -22.33%      1.15%       4.32%
Fidelity Growth (1)                                           10/9/86        -19.05%      9.89%      11.68%
Fidelity Contrafund (1)                                        1/3/95        -13.73%      8.71%      13.98%
Alger Growth Portfolio                                         1/9/89        -13.08%     11.73%      13.32%
Alger MidCap Growth Portfolio                                  5/3/93        -7.87%      13.40%      17.08%
Alger Leveraged AllCap Portfolio                              1/25/95        -17.14%     14.61%      21.00%

Statement of Additional Information
Chart 3B (1.25% coverage charge and portfolio expenses)       Portfolio
Returns for the periods ended 12/31/2001                      Inception                               10 Years or
                                                                Date         1 Year      5 Years     Since Inception

Dreyfus Stock Index Fund                                      9/27/88        -13.27%      9.00%      11.09%
Dreyfus VIF Disciplined Stock Portfolio                       4/30/95        -14.35%      7.88%      10.07%
INVESCO VIF-High Yield Fund                                   5/24/93        -15.99%     -1.72%       2.95%
INVESCO VIF-Core Equity Fund                                   8/8/93        -10.10%      8.76%      12.34%
Lazard Retirement Small Cap Portfolio                         11/2/96         17.15%        N/A       6.41%
American Century VP Income & Growth                          10/30/96         -9.49%        N/A       5.60%
American Century VP Value                                     4/30/95         11.42%     10.41%      11.21%
Fidelity Overseas (1)                                         1/28/86        -22.18%      1.36%       4.53%
Fidelity Growth (1)                                           10/9/85        -18.89%     10.11%      11.90%
Fidelity Contrafund (1)                                        1/3/94        -13.56%      8.93%      14.20%
Alger Growth Portfolio                                        1/10/88        -12.91%     11.95%      13.55%
Alger MidCap Growth Portfolio                                  5/3/92         -7.68%     13.63%      17.31%
Alger Leveraged AllCap Portfolio                              1/25/94        -16.97%     14.84%      21.24%



Statement of Additional Information
Chart 4A (1.45% coverage charge, contract maintenance
   charge, withdrawal charges and portfolio expenses)        Portfolio
Returns for the periods ended 12/31/2001                     Inception                              10 Years or
                                                                Date         1 Year      5 Years    Since Inception

Dreyfus Stock Index Fund                                      9/27/88        -19.10%      8.41%      10.81%
Dreyfus VIF Disciplined Stock Portfolio                       4/30/95        -20.18%      7.28%       9.54%
INVESCO VIF-High Yield Fund                                   5/24/93        -21.82%     -2.50%       2.59%
INVESCO VIF-Core Equity Fund                                   8/8/93        -15.92%      8.17%      12.02%
Lazard Retirement Small Cap Portfolio                         11/2/96         11.38%       N/A        5.44%
American Century VP Income & Growth                           10/30/96       -15.31%       N/A        4.66%
American Century VP Value                                     4/30/95          5.64%      9.81%      10.66%
Fidelity Overseas (1)                                         1/28/86        -28.03%      0.66%       4.23%
Fidelity Growth (1)                                           10/9/85        -24.73%      9.54%      11.64%
Fidelity Contrafund (1)                                        1/3/94        -19.39%      8.34%      13.85%
Alger Growth Portfolio                                        1/10/88        -18.73%     11.40%      13.29%
Alger MidCap Growth Portfolio                                  5/3/92        -13.50%     13.09%      17.02%
Alger Leveraged AllCap Portfolio                              1/25/94        -22.81%     14.32%      20.92%



Statement of Additional Information
Chart 4B (1.25% coverage charge, contract maintenance
   charge, withdrawal charges and portfolio expenses)       Portfolio
Returns for the periods ended 12/31/2001                      Inception                             10 Years or
                                                                Date         1 Year      5 Years     Inception

Dreyfus Stock Index Fund                                      9/27/88        -18.93%      8.63%      11.04%
Dreyfus VIF Disciplined Stock Portfolio                       4/30/95        -20.01%      7.50%       9.76%
INVESCO VIF-High Yield Fund                                   5/24/93        -21.65%     -2.29%       2.80%
INVESCO VIF-Core Equity Fund                                   8/8/93        -15.74%      8.39%      12.24%
Lazard Retirement Small Cap Portfolio                         11/2/96         11.61%       N/A        5.66%
American Century VP Income & Growth                           10/30/96       -15.13%       N/A        4.88%
American Century VP Value                                     4/30/95          5.86%     10.03%      10.89%
Fidelity Overseas (1)                                         1/28/86        -27.87%      0.86%       4.44%
Fidelity Growth (1)                                           10/9/85        -24.57%      9.76%      11.87%
Fidelity Contrafund (1)                                        1/3/94        -19.21%      8.56%      14.08%
Alger Growth Portfolio                                        1/10/88        -18.56%     11.63%      13.51%
Alger MidCap Growth Portfolio                                  5/3/92        -13.31%     13.32%      17.26%
Alger Leveraged AllCap Portfolio                              1/25/94        -22.64%     14.55%      21.16%



(1)  Service Class 2 shares include an asset-based distribution fee (12b-1 fee).
     Initial offering of Service Class 2 shares took place on January 12, 2000, at which time a 0.25% fee was imposed. Returns prior to that date do not include the effect of the Service Class 2 0.25% 12b-1 fee, and returns listed would have been lower for each portfolio if the Service Class fee structure had been in place and reflected in the performance.





Historical Unit Values

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

Reporting Agencies

The Company may also distribute sales literature which compares the performance of the accumulation unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger. Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

                               FEDERAL TAX STATUS

General

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. If after the annuity date, annuity payments cease because of the death of the annuitant, any unrecovered investment in the contract shall be allowed as a deduction to the annuitant for his last taxable year. Unrecovered investment in the contract is the investment in the contract on the annuity date reduced by amounts received after the annuity date which were excludable from taxable income. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions. The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.


On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all investment portfolios underlying the Contracts will
be  managed  in  such  a  manner  as  to  comply   with  these   diversification
requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

Owner Control

The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owners being retroactively determined to be the owners of the assets of the Separate Account. Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Partial 1035 Exchanges

Section. 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area, owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract.

BMA processes partial 1035 exchanges on a limited basis.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments


Any transfer, assignment or pledge of a Contract may be a taxable event. You should therefore consult competent tax advisers should you wish to transfer, assign or pledge your Contract.


If a Contract is issued for use under a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.


Gifting a Contract

If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.


Death Benefits

Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply.

Certain death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the Internal Revenue Service could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

The Code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or account value. The contract offers death benefits which may exceed the greater of purchase payments or account (contract) value. The Internal Revenue Service is currently examining whether these death benefits are appropriate for use as IRAs (including Roth IRAs). If these death benefits are determined by the Internal Revenue Service as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs) which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Taxable distributions made to nonresident aliens will generally be subject to a 30% withholding rate unless a lower tax treaty rate applies to such person.

Certain distributions from retirement plans qualified under Section 401, Section 403(b) or from a Code Section 457 governmental plan, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:
a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or
c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship withdrawals. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.


When all or part of an annuity contract or a death benefit under the contract is transferred or paid to an individual two or more generations younger than the owner, a generation-skipping transfer tax may be owed. Under certain circumstances, Federal tax law may require the company to withhold the tax from the contract and pay it directly to the Internal Revenue Service.


Tax Treatment of Withdrawals - Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception is used.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

Withdrawals - Investment Adviser Fees The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA or Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the Contract owner) for payment of the adviser's fee and the fee must actually be paid from the annuity Contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the contract.

Delayed Annuity Payments

Although there is no guidance in the federal tax law as to when annuity payments must commence under a non-qualified contract, the Internal Revenue Service could take the position that if annuity payments do not begin or are not scheduled to begin until an advanced age, such as after age 85, then the contract should not be treated as an annuity contract for federal tax purposes. If such was to occur, then the income under the contract could become currently taxable to the Owner.


Qualified Plans

The Contracts offered herein may also be used as Qualified Contracts. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that make it an important investment for a qualified plan. The following discussion of Qualified Contracts is not exhaustive and is for general informational purposes only. The tax rules regarding Qualified Contracts are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Qualified Contract.

Qualified Contracts include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Qualified Contracts are not transferable except upon surrender or annuitization.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. Qualified Contracts will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions.(See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

   ROTH IRAS

Section 408(A) of the Code provides that certain individuals may purchase a type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are not deductible from taxable income.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year period beginning with tax year 1998.

Purchasers of Contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals - Qualified Contracts

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Section 408 and 408A (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Annuitant reaches age 59 1/2; (b) distributions following the death or disability of the Annuitant (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and his or her designated Beneficiary; (d) distributions made to the Annuitant to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Annuitant for amounts paid during the taxable year for medical care; (e) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Annuitant and his or her spouse and dependents if the Annuitant has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Annuitant has been re-employed for at least 60 days); (f) distributions made on account of an IRS levy upon the Qualified Contract; (g) distributions from an Individual Retirement Annuity made to the Annuitant to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Annuitant for the taxable year; and (h) distributions from an Individual Retirement Annuity made to the Annuitant which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception is used.

Required Distributions

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.


The Internal Revenue Service has issued new proposed regulations regarding required minimum distributions from qualified plans. These new rules are effective January 1, 2002. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.


                               ANNUITY PROVISIONS

Fixed Annuity

A fixed annuity is an annuity with payments which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The dollar amount of each fixed annuity will be determined in accordance with annuity tables contained in the contract.

Variable Annuity

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio(s) of the Separate Account.

Annuity Unit Value

On the Annuity Date a fixed number of Annuity Units will be purchased as follows:

For each Subaccount the fixed number of Annuity Units is equal to the Adjusted Contract Value for all Subaccounts, divided first by $1000, then multiplied by the appropriate Annuity Payment amount from the Annuity Table contained in the Contract for each $1000 of value for the Annuity Option selected, and then divided by the Annuity Unit value for that Subaccount on the Annuity Date. After that, the number of Annuity Units in each Subaccount remains unchanged unless you elect to transfer between Subaccounts. All calculations will appropriately reflect the Annuity Payment frequency selected.

On each Annuity Payment date, the total Variable Annuity Payment is the sum of the Annuity Payments for each Subaccount. The Variable Annuity Payment in each Subaccount is determined by multiplying the number of Annuity Units then allocated to such Subaccount by the Annuity Unit value for that Subaccount. On each subsequent business day, the value of an Annuity Unit is determined in the following way:

First: The net Investment Factor is determined as described in the Prospectus under "Accumulation Units".

Second:  The value of an Annuity Unit for a business day is equal to:

          a. the value of the Annuity Unit for the immediately preceding business day;

          b. multiplied by the Net Investment Factor for current business day;

          c. divided by the Assumed Net Investment Factor (see below) for the business day.

The Assumed Net Investment Factor is equal to one plus the Assumed Investment Return which is used in determining the basis for the purchase of an Annuity, adjusted to reflect the particular business day. The Assumed Investment Return that we will use is 3 1/2%. However, we may agree with you to use a different value.

BMA may elect to determine the amount of each annuity payment up to 10 business days prior to the elected payment date. The value of your contract less any applicable premium tax is applied to the applicable annuity table to determine the initial annuity payment.

                         MORTALITY AND EXPENSE GUARANTEE

We guarantee that the dollar amount of each Annuity Payment after the first will not be affected by variations in mortality or expense experience.

                              FINANCIAL STATEMENTS

The audited balance sheet of BMA Variable Annuity Account A as of December 31, 2001 and the related statements of operations and changes in net assets for the years ended December 31, 2001 and 2000, and the report of PricewaterhouseCoopers LLP, independent accountants with respect thereto, follow.

The audited consolidated financial statements of the Company as of December 31, 2001, 2000 and 1999, and for each of the years in the three year period ended December 31, 2001, which are also included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.

                        BMA Variable Annuity Account A

                           Financial Statements with
                       Report of Independent Accountants

                    Years Ended December 31, 2001 and 2000

                        BMA VARIABLE ANNUITY ACCOUNT A

                             FINANCIAL STATEMENTS

                    Years ended December 31, 2001 and 2000

                                   CONTENTS

             Report of Independent Accountants.................  1

             Audited Financial Statements

             Statement of Net Assets...........................  2

             Statements of Operations and Changes in Net Assets  4

             Notes to Financial Statements..................... 12

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of
BMA Variable Annuity Account A
   and
The Board of Directors of
Business Men's Assurance Company of America:

   In our opinion, the accompanying statement of net assets and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting the BMA Variable Annuity Account A (the Account) at December 31, 2001, and the results of their operations and their changes in net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                                          /s/ PRICEWATERHOUSECOOPERS LLP

Kansas City, Missouri
February 22, 2002

                        BMA VARIABLE ANNUITY ACCOUNT A

                            STATEMENT OF NET ASSETS

                               December 31, 2001

                                                                                     Balance
                                                                   Number   Share     Sheet
                                                                  of Shares Value    Amount
                                                                  --------- ------ -----------
Assets
Investments (Note 1):
   Investors Mark Series Fund, Inc.:
       Balanced (cost, $778,867).................................   81,968  $ 9.35 $   766,402
       Growth and Income (cost, $1,702,584)......................  136,403   12.50   1,705,042
       Large Cap Value (cost, $680,024)..........................   69,737    9.79     682,728
       Small Cap Equity (cost, $839,868).........................   79,469    8.51     676,280
       Large Cap Growth (cost, $810,527).........................   49,555   11.27     558,488
       Intermediate Fixed Income (cost, $2,239,593)..............  219,005   10.00   2,190,048
       Mid Cap Equity (cost, $630,898)...........................   56,522   11.73     663,000
       Money Market (cost, $711,948).............................  711,948    1.00     711,948
       Global Fixed Income (cost, $321,338)......................   34,363    9.08     312,015
   Berger Institutional Products Trust (Berger IPT):
       International Fund (cost, $932,071).......................   79,075    9.59     758,328
   Dreyfus Stock Index Fund (cost, $993,887).....................   28,775   29.36     844,827
   Dreyfus Variable Investment Fund:
       Disciplined Stock Portfolio (cost, $174,185)..............    7,388   20.89     154,345
   INVESCO Variable Investment Funds:
       VIF--High Yield Fund (cost, $172,559).....................   16,848    7.64     128,718
       VIF--Core Equity Fund (cost, $420,563)....................   20,729   18.58     385,141
   Lazard Retirement Series, Inc.:
       Small Cap Portfolio (cost, $296,422)......................   25,499   13.08     333,525
   American Century Variable Portfolios, Inc.:
       VP Income and Growth (cost, $441,355).....................   62,487    6.46     403,665
       VP Value (cost, $594,873).................................   88,652    7.44     659,574
   The Alger American Fund:
       Growth Portfolio (cost, $616,582).........................   14,236   36.77     523,452
       MidCap Growth Portfolio (cost, $1,452,700)................   58,265   17.67   1,029,543
       Leveraged AllCap Portfolio (cost, $853,267)...............   21,342   31.55     673,355
   Variable Insurance Products Fund (VIP):
       Fidelity VIP Overseas Portfolio (cost, $526,623)..........   28,646   13.81     395,606
       Fidelity VIP Growth Portfolio (cost, $419,488)............    9,774   33.34     325,866
   Variable Insurance Products Fund II (VIP II):
       Fidelity VIP II Contrafund Portfolio (cost, $191,880).....    8,505   20.00     170,105
                                                                                   -----------
Total assets.....................................................                   15,052,001
Liability--coverage charge payable...............................                          176
                                                                                   -----------
Net assets.......................................................                  $15,051,825
                                                                                   ===========

                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                      STATMENT OF NET ASSETS--(Contiued)

                               December 31, 2001

                                                       Number
                                                      of Units Unit Value   Amount
                                                      -------- ---------- -----------
Net assets are represented by (Note 3):
Accumulation units:
   Investors Mark Series Funds, Inc.:
       Balanced......................................  70,205   $10.9165  $   766,390
       Growth and Income............................. 127,829    13.3382    1,705,010
       Large Cap Value...............................  65,609    10.4059      682,722
       Small Cap Equity..............................  61,827    10.9381      676,271
       Large Cap Growth..............................  50,820    10.9895      558,488
       Intermediate Fixed Income..................... 184,527    11.8681    2,189,990
       Mid Cap Equity................................  51,330    12.9162      662,989
       Money Market..................................  64,208    11.0881      711,947
       Global Fixed Income...........................  26,587    11.7354      312,009
   Berger Institutional Products Trust (Berger IPT):
       International Fund............................  73,444    10.3247      758,284
   Dreyfus Stock Index Fund..........................  94,275     8.9613      844,828
   Dreyfus Variable Investment Fund:
       Disciplined Stock Portfolio...................  17,571     8.7841      154,345
   INVESCO Variable Investment Funds:
       VIF--High Yield Fund..........................  16,342     7.8757      128,705
       VIF--Core Equity Fund.........................  36,564    10.5333      385,138
   Lazard Retirement Series, Inc.:
       Small Cap Portfolio...........................  23,110    14.4323      333,530
   American Century Variable Portfolios, Inc.:
       VP Income and Growth..........................  44,293     9.1135      403,666
       VP Value......................................  51,845    12.7223      659,588
   The Alger American Fund:
       Growth Portfolio..............................  72,267     7.2433      523,455
       MidCap Growth Portfolio....................... 115,924     8.8811    1,029,529
       Leveraged AllCap Portfolio.................... 102,682     6.5578      673,364
   Variable Insurance Products Fund (VIP):
       Fidelity VIP Overseas Portfolio...............  60,353     6.5549      395,606
       Fidelity VIP Growth Portfolio.................  47,247     6.8971      325,866
   Variable Insurance Products Fund II (VIP II):
       Fidelity VIP II Contrafund Portfolio..........  20,874     8.1491      170,105
                                                                          -----------
Net assets...........................................                     $15,051,825
                                                                          ===========

                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                         Year ended December 31, 2001

                                                                       Investors Mark Series Fund
                                                    ----------------------------------------------------------------
                                                              Growth and  Large Cap Small Cap Large Cap  Intermediate
                                                    Balanced    Income      Value    Equity    Growth    Fixed Income
                                                    --------  ----------  --------- --------- ---------  ------------
Net investment income:
   Dividend income................................. $ 22,926  $    8,930  $  8,070  $     --  $      --   $   91,747
   Coverage charges (Note 2).......................     (227)       (514)     (225)     (192)      (273)        (213)
                                                    --------  ----------  --------  --------  ---------   ----------
Net investment income..............................   22,699       8,416    (7,845)     (192)      (273)      91,534
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...................................   (5,016)     92,752     6,613   (31,301)   (33,513)       3,854
   Increase (decrease) in unrealized appreciation
    on investments.................................      432    (179,919)  (20,101)  (33,282)  (148,283)     (32,775)
                                                    --------  ----------  --------  --------  ---------   ----------
Net realized and unrealized gain (loss) on
 investments.......................................   (4,584)    (87,167)  (13,488)  (64,583)  (181,796)     (28,921)
                                                    --------  ----------  --------  --------  ---------   ----------
Net increase (decrease) in net assets
 resulting from operations.........................   18,115     (78,751)   (5,643)  (64,775)  (182,069)      62,613
Capital share transactions:
   Transfers of net variable annuity deposits......  101,075     240,683    42,230    84,976     55,808      345,824
   Transfers of surrenders and death benefits......  (27,691)    (60,982)  (56,057)  (45,823)   (61,099)     (54,137)
   Transfers of contract maintenance and other
    charges........................................   (7,720)    (18,064)   (7,803)   (8,307)    (7,558)     (14,923)
   Transfers between subaccounts, including
    fixed interest subaccount......................  145,089     350,343   106,016    56,396     40,712    1,081,664
                                                    --------  ----------  --------  --------  ---------   ----------
Net increase in net assets resulting from capital
 share transactions................................  210,753     511,980    84,386    87,242     27,863    1,358,428
                                                    --------  ----------  --------  --------  ---------   ----------
Net increase (decrease) in net assets..............  228,868     433,229    78,743    22,467   (154,206)   1,421,041
Net assets at beginning of year....................  537,522   1,271,781   603,979   653,804    712,694      768,949
                                                    --------  ----------  --------  --------  ---------   ----------
      Net assets at end of year.................... $766,390  $1,705,010  $682,722  $676,271  $ 558,488   $2,189,990
                                                    ========  ==========  ========  ========  =========   ==========



                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2001


                                                            Investors Mark Series Fund
                                                         -------------------------------
                                                           Mid                   Global      Berger     Dreyfus     Dreyfus
                                                           Cap       Money       Fixed         IPT       Stock    Disciplined
                                                          Equity     Market      Income   International  Index       Stock
                                                         --------  -----------  --------  ------------- --------  -----------
Net investment income:
   Dividend income...................................... $  1,541  $    16,084  $  9,926    $   7,962   $  8,528   $    662
   Coverage charges (Note 2)............................     (258)         (84)      (21)        (261)      (262)       (56)
                                                         --------  -----------  --------    ---------   --------   --------
Net investment income...................................    1,283       16,000     9,905        7,701      8,266        606
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions..   23,681           --    (1,633)      46,474    (12,655)    (9,697)
   Increase (decrease) in unrealized appreciation
    on investments......................................  (32,803)          --    (1,010)    (221,851)   (81,964)   (11,204)
                                                         --------  -----------  --------    ---------   --------   --------
Net realized and unrealized gain (loss) on investments..   (9,122)          --    (2,643)    (175,377)   (94,619)   (20,901)
                                                         --------  -----------  --------    ---------   --------   --------
Net increase (decrease) in net assets resulting from
 operations.............................................   (7,839)      16,000     7,262     (167,676)   (86,353)   (20,295)
Capital share transactions:
   Transfers of net variable annuity deposits...........  180,144    3,349,946    63,568       82,297    129,269     22,559
   Transfers of surrenders and death benefits...........  (51,762)     (41,909)  (14,935)     (39,882)   (17,846)    (8,851)
   Transfers of contract maintenance and other charges..   (7,540)      (6,118)   (2,668)      (9,054)    (9,345)    (1,689)
   Transfers between subaccounts, including fixed
    interest subaccount.................................   28,369   (3,157,707)  144,183      165,788    172,995     20,131
                                                         --------  -----------  --------    ---------   --------   --------
Net increase in net assets resulting from capital share
 transactions...........................................  149,211      144,212   190,148      199,149    275,073     32,150
                                                         --------  -----------  --------    ---------   --------   --------
Net increase in net assets..............................  141,372      160,212   197,410       31,473    188,720     11,855
Net assets at beginning of year.........................  521,617      551,735   114,599      726,811    656,108    142,490
                                                         --------  -----------  --------    ---------   --------   --------
      Net assets at end of year......................... $662,989  $   711,947  $312,000    $ 758,284   $844,828   $154,345
                                                         ========  ===========  ========    =========   ========   ========


                            See accompaning notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2001


                                                        INVESCO     INVESCO     Lazard
                                                       VIF--High   VIF--Core  Retirement VP Income            Alger
                                                       Yield Fund Equity Fund Small Cap  & Growth  VP Value   Growth
                                                       ---------- ----------- ---------- --------- --------  --------
Net investment income:
   Dividend income....................................  $     --   $     --    $    225  $  2,857  $  2,827  $    748
   Coverage charges (Note 2)..........................       (46)      (104)        (49)     (190)      (79)      (30)
                                                        --------   --------    --------  --------  --------  --------
Net investment income.................................       (46)      (104)        176     2,667     2,748       718
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions......................................     8,707      4,319      23,359   (24,053)    5,571    27,458
   Increase (decrease) in unrealized appreciation on
    investments.......................................   (27,455)   (25,012)     21,569    (8,873)   44,651   (58,094)
                                                        --------   --------    --------  --------  --------  --------
Net realized and unrealized gain (loss) on investments   (18,748)   (20,693)     44,928   (32,926)   50,222   (30,636)
                                                        --------   --------    --------  --------  --------  --------
Net increase (decrease) in net assets resulting from
 operations...........................................   (18,794)   (20,797)     45,104   (30,259)   52,970   (29,918)
Capital share transactions:
   Transfers of net variable annuity deposits.........     8,974    136,308     100,141    88,381   129,150   142,587
   Transfers of surrenders and death benefits.........    (5,810)    (2,568)    (12,405)  (12,652)  (15,084)   (8,784)
   Transfers of contract maintenance and other
    charges...........................................    (1,451)    (4,029)     (2,856)   (4,337)   (4,607)   (4,696)
   Transfers between subaccounts, including fixed
    interest subaccount...............................    31,369     38,086      79,906    19,010   295,800   150,474
                                                        --------   --------    --------  --------  --------  --------
Net increase in net assets result from capital share
 transactions.........................................    33,082    167,797     164,786    90,402   405,259   279,581
                                                        --------   --------    --------  --------  --------  --------
Net increase in net assets............................    14,288    147,000     209,890    60,143   458,229   249,663
Net assets at beginning of year.......................   114,417    238,138     123,640   343,523   201,359   273,792
                                                        --------   --------    --------  --------  --------  --------
      Net assets at end of year.......................  $128,705   $385,138    $333,530  $403,666  $659,588  $523,455
                                                        ========   ========    ========  ========  ========  ========


                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2001


                                                           Alger       Alger    Fidelity   Fidelity   Fidelity
                                                           MidCap    Leveraged    VIP        VIP       VIP II
                                                           Growth     AllCap    Overseas    Growth   Contrafund    Total
                                                         ----------  ---------  ---------  --------  ---------- -----------
Net investment income:
   Dividend income...................................... $       --  $      --  $  13,912  $    167   $  1,001  $   198,113
   Coverage charges (Note 2)............................        (91)      (100)       (70)       --        (54)      (3,399)
                                                         ----------  ---------  ---------  --------   --------  -----------
Net investment income...................................        (91)      (100)    13,842       167        947      194,714
Net realized and unrealized loss on investments:
   Net realized gain (loss) on investment transactions..    340,834     (6,801)    13,456     1,798     (3,773)     470,434
   Decrease in unrealized appreciation on investments...   (388,152)  (104,119)  (108,358)  (57,607)   (16,603)  (1,490,813)
                                                         ----------  ---------  ---------  --------   --------  -----------
Net realized and unrealized loss on investments.........    (47,318)  (110,920)   (94,902)  (55,809)   (20,376)  (1,020,379)
                                                         ----------  ---------  ---------  --------   --------  -----------
Net decrease in net assets resulting from operations....    (47,409)  (111,020)   (81,060)  (55,642)   (19,429)    (825,665)
Capital share transactions:
   Transfers of net variable annuity deposits...........    158,190     99,692    104,614    92,560     43,594    5,802,570
   Transfers of surrenders and death benefits...........    (11,824)    (3,425)      (340)      (76)    (9,406)    (563,348)
   Transfers of contract maintenance and other
    charges.............................................    (11,215)    (8,009)    (4,240)   (3,643)    (2,036)    (151,908)
   Transfers between subaccounts, including fixed
    interest subaccount.................................    144,684     71,595     76,545    65,086     31,179      157,713
                                                         ----------  ---------  ---------  --------   --------  -----------
Net increase in net assets resulting from capital share
 transactions...........................................    279,835    159,853    176,579   153,927     63,331    5,245,027
                                                         ----------  ---------  ---------  --------   --------  -----------
Net increase in net assets..............................    232,426     48,833     95,519    98,285     43,902    4,419,362
Net assets at beginning of year.........................    797,103    624,531    300,087   227,581    126,203   10,632,463
                                                         ----------  ---------  ---------  --------   --------  -----------
      Net assets at end of year......................... $1,029,529  $ 673,364  $ 395,606  $325,866   $170,105  $15,051,825
                                                         ==========  =========  =========  ========   ========  ===========




                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2000



                                                                         Investors Mark Series Fund
                                                     -----------------------------------------------------------------
                                                               Growth and    Large   Small Cap  Large Cap  Intermediate
                                                     Balanced    Income    Cap Value  Equity     Growth    Fixed Income
                                                     --------  ----------  --------- ---------  ---------  ------------
Net investment income:
   Dividend income.................................. $ 27,944  $   38,248  $  8,871  $ 155,336  $  39,062    $ 40,421
   Coverage charges (Note 2)........................     (183)       (394)     (209)      (134)      (220)       (103)
                                                     --------  ----------  --------  ---------  ---------    --------
Net investment income                                  27,761      37,854     8,662    155,202     38,842      40,318
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions....................................     (667)      8,352    (5,796)    48,500     58,053      (2,438)
   Increase (decrease) in unrealized appreciation
    on investments..................................    6,513     110,458    43,445   (274,002)  (233,281)      7,816
                                                     --------  ----------  --------  ---------  ---------    --------
Net realized and unrealized gain (loss) on
 investments........................................    5,846     118,810    37,649   (225,502)  (175,228)      5,379
                                                     --------  ----------  --------  ---------  ---------    --------
Net increase (decrease) in net assets resulting from
 operations.........................................   33,607     156,664    46,311    (70,300)  (136,386)     45,697
Capital share transactions:
   Transfers of net variable annuity deposits.......   41,336     359,337   170,423    322,435    280,404     326,875
   Transfers of surrenders and death benefits.......  (14,588)    (14,197)  (75,172)  (106,100)   (92,149)     (8,298)
   Transfers of contract maintenance and other
    charges.........................................   (6,370)    (13,078)   (6,418)    (6,487)    (5,856)     (4,392)
   Transfers between subaccounts, including
    fixed interest subaccount.......................   71,976     118,978    (5,909)   139,424    245,240     113,281
                                                     --------  ----------  --------  ---------  ---------    --------
Net increase in net assets resulting from capital
 share transactions.................................   92,354     451,040    82,924    349,272    427,639     427,466
                                                     --------  ----------  --------  ---------  ---------    --------
Net increase in net assets..........................  125,961     607,704   129,235    278,972    291,253     473,163
Net assets at beginning of year.....................  411,561     664,077   474,744    374,832    421,441     295,786
                                                     --------  ----------  --------  ---------  ---------    --------
      Net assets at end of year..................... $537,522  $1,271,781  $603,979  $ 653,804  $ 712,694    $768,949
                                                     ========  ==========  ========  =========  =========    ========



                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2000



                                                            Investors Mark Series Fund
                                                         -------------------------------
                                                           Mid                   Global      Berger     Dreyfus     Dreyfus
                                                           Cap       Money       Fixed         IPT       Stock    Disciplined
                                                          Equity     Market      Income   International  Index       Stock
                                                         --------  -----------  --------  ------------- --------  -----------
Net investment income:
   Dividend income...................................... $ 66,965  $    16,213  $ 12,518    $  2,216    $ 13,623   $  1,546
   Coverage charges (Note 2)............................     (210)         (38)      (13)       (216)        (43)       (73)
                                                         --------  -----------  --------     --------    --------   --------
Net investment income...................................   66,755       16,175    12,505       2,000      13,580      1,473
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions..   23,850           --      (544)     10,249       4,648      3,643
   Increase (decrease) in unrealized appreciation on       31,552           --    (3,529)    (81,426)    (71,496)   (17,353)
    investments......................................... --------  -----------  --------     --------    --------   --------
Net realized and unrealized gain (loss) on investments..   55,402           --    (4,073)    (71,177)    (66,848)   (13,710)
                                                         --------  -----------  --------     --------    --------   --------
Net increase (decrease) in net assets resulting from
 operations.............................................  122,157       16,175     8,432     (69,177)    (53,268)   (12,237)
Capital share transactions:
   Transfers of net variable annuity deposits...........   55,127    3,471,515    14,448     151,444     567,939     65,065
   Transfers of surrenders and death benefits...........  (88,853)     (10,451)   (5,290)    (10,943)     (6,518)    (2,213)
   Transfers of contract maintenance and other charges..   (6,761)      (3,703)   (1,109)     (7,941)     (5,358)      (906)
   Transfers between subaccounts, including fixed          38,952   (2,993,119)   35,598     107,968     108,259    (18,121)
    interest subaccount................................. --------  -----------  --------     --------    --------   --------
Net increase (decrease) in net assets resulting from       (1,535)     464,242    43,647     240,528     664,322     43,825
 capital share transactions............................. --------  -----------  --------     --------    --------   --------
Net increase in net assets..............................  120,622      480,417    52,079     171,351     611,054     31,588
Net assets at beginning of year.........................  400,995       71,318    62,520     555,460      45,054    110,902
                                                         --------  -----------  --------     --------    --------   --------
      Net assets at end of year......................... $521,617  $   551,735  $114,599    $726,811    $656,108   $142,490
                                                         ========  ===========  ========    ========    ========   ========


                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2000



                                                                                              VP
                                                          INVESCO     INVESCO     Lazard    Income
                                                         VIF--High   VIF--Core  Retirement    &                 Alger
                                                         Yield Fund Equity Fund Small Cap   Growth   VP Value   Growth
                                                         ---------- ----------- ---------- --------  --------  --------
Net investment income:
   Dividend income......................................  $  1,072   $ 13,531    $  1,343  $    726  $  4,833        --
   Coverage charges (Note 2)............................       (18)       (16)        (28)      (66)      (44)       --
                                                          --------   --------    --------  --------  --------  --------
Net investment income...................................     1,054     13,515       1,315       660     4,789        --
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions..      (156)        91       1,748     5,555      (638)     (628)
   Increase (decrease) in unrealized appreciation on
    investments.........................................   (14,004)   (10,974)     14,083   (38,948)   24,431   (35,036)
                                                          --------   --------    --------  --------  --------  --------
Net realized and unrealized gain (loss) on investments..   (14,160)   (10,883)     15,831   (33,393)   23,793   (35,664)
                                                          --------   --------    --------  --------  --------  --------
Net increase (decrease) in net assets resulting from
 operations.............................................   (13,106)     2,632      17,146   (32,733)   28,582   (35,664)
Capital share transactions:
   Transfers of net variable annuity deposits...........     8,866    109,337      34,000   194,325    35,597    96,943
   Transfers of surrenders and death benefits...........    (1,629)      (339)     (2,136)   (4,349)   (2,061)       --
   Transfers of contract maintenance and other charges..    (1,118)    (1,206)     (1,269)   (2,965)   (1,686)   (2,686)
   Transfers between subaccounts, including fixed
    interest subaccount.................................    41,149    104,886       3,412    68,258    34,301   215,199
                                                          --------   --------    --------  --------  --------  --------
Net increase in net assets result from capital share
 transactions...........................................    47,268    212,678      34,007   255,269    66,151   309,456
                                                          --------   --------    --------  --------  --------  --------
Net increase in net assets..............................    34,162    215,310      51,153   222,536    94,733   273,792
Net assets at beginning of year.........................    80,255     22,828      72,487   120,987   106,626        --
                                                          --------   --------    --------  --------  --------  --------
      Net assets at end of year.........................  $114,417   $238,138    $123,640  $343,523  $201,359  $273,792
                                                          ========   ========    ========  ========  ========  ========



                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2000



                                                          Alger      Alger   Fidelity  Fidelity   Fidelity
                                                          MidCap   Leveraged   VIP       VIP       VIP II
                                                          Growth    AllCap   Overseas   Growth   Contrafund    Total
                                                         --------  --------- --------  --------  ---------- -----------
Net investment income:
   Dividend income...................................... $     --  $     --  $     --  $     --   $     --  $   444,468
   Coverage charges (Note 2)............................       --        --        --        --         --       (2,008)
                                                         --------  --------  --------  --------   --------  -----------
Net investment income...................................       --        --        --        --         --      442,460
Net realized and unrealized loss on investments:
   Net realized gain (loss) on investment transactions..     (559)   (1,571)     (137)   (1,045)       (13)     150,498
   Decrease in unrealized appreciation on investments...  (35,005)  (75,793)  (22,659)  (36,016)    (5,172)    (716,396)
                                                         --------  --------  --------  --------   --------  -----------
Net realized and unrealized loss on investments.........  (35,564)  (77,364)  (22,796)  (37,061)    (5,185)    (565,898)
                                                         --------  --------  --------  --------   --------  -----------
Net decrease in net assets resulting from operations....  (35,564)  (77,364)  (22,796)  (37,061)    (5,185)    (123,438)
Capital share transactions:
   Transfers of net variable annuity deposits...........  548,303   616,850   223,104    82,968     50,916    7,827,557
   Transfers of surrenders and death benefits...........     (517)     (513)       --      (194)      (432)    (446,942)
   Transfers of contract maintenance and other charges..   (1,934)   (4,233)     (799)     (887)      (451)     (87,613)
   Transfers between subaccounts, including fixed
    interest subaccount.................................  286,815    89,791   100,578   182,755     81,355     (828,974)
                                                         --------  --------  --------  --------   --------  -----------
Net increase in net assets resulting from capital share
 transactions...........................................  832,667   701,895   322,883   264,642    131,388    6,464,028
                                                         --------  --------  --------  --------   --------  -----------
Net increase in net assets..............................  797,103   624,531   300,087   227,581    126,203    6,340,590
Net assets at beginning of year.........................       --        --        --        --         --    4,291,873
                                                         --------  --------  --------  --------   --------  -----------
      Net assets at end of year......................... $797,103  $624,531  $300,087  $227,581   $126,203  $10,632,463
                                                         ========  ========  ========  ========   ========  ===========


                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS


1. Summary of Significant Accounting Policies

  Organization

   BMA Variable Annuity Account A (the Account) is a separate account of Business Men's Assurance Company of America (BMA) established to fund single and flexible premium variable annuity policies. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.

  Investments

   Deposits received by the Account are invested in 23 separate subaccounts, each of which invests solely in the various funds (mutual funds not otherwise available to the public) as directed by the owners. Amounts may be invested in shares of the following portfolios:

   Investors Mark Series Funds, Inc. (IMSF): Balanced, Growth and Income, Large Cap Value, Small Cap Equity, Large Cap Growth, Intermediate Fixed Income, Mid Cap Equity, Money Market, and Global Fixed Income.

   Berger Institutional Products Trust (Berger IPT): International Fund.

   Dreyfus Stock Index Fund.

   Dreyfus Variable Investment Fund: Disciplined Stock Portfolio.

   INVESCO Variable Investment Funds: VIF--High Yield Fund and VIF--Core Equity Fund.

   Lazard Retirement Services, Inc: Small Cap Portfolio.

   American Century Fund: VP Income and Growth and VP Value.

   Alger American Fund: Growth Portfolio, MidCap Growth Portfolio and Leveraged AllCap Portfolio.

   Variable Insurance Products Fund (VIP): Fidelity VIP Overseas Portfolio and VIP Growth Portfolio.

   Variable Insurance Products Fund II (VIP II): Fidelity VIP II Contrafund Portfolio.

                        BMA VARIABLE ANNUITY ACCOUNT A

  Management of the Funds

   Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual funds of IMSF are made by Investors Mark Advisors, LLC
(IMA), which is owned by Jones & Babson, Inc., a wholly-owned subsidiary of BMA. IMA has engaged Standish Mellon Asset Management Company, LLC to provide subadvisory services for the Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio, the Money Market Portfolio, and the Global Fixed Income Portfolio. IMA has engaged Stein Roe & Farnam, Incorporated to provide subadvisory services for the Small Cap Equity Portfolio and the Large Cap Growth Portfolio. IMA has engaged David L. Babson & Co., Inc. to provide subadvisory services for the Large Cap Value Portfolio. IMA has engaged Lord Abbett to provide subadvisory services for the Growth and Income Portfolio. IMA has engaged Kornitzer Capital Management, Inc. to provide subadvisory services for the Balanced Portfolio.

   Berger Institutional Products Trust is a mutual fund with multiple portfolios, one of which, the Berger IPT--International Fund, is managed by Berger Financial Group LLC. Berger Financial Group LLC has retained Bank of Ireland Asset Management (U.S.) as subadviser to the Berger IPT--International Fund.

   Dreyfus Corporation serves as the fund manager for the Dreyfus Stock Index Fund. Dreyfus has hired its affiliate, Mellon Equity Associates to serve as the fund's index fund manager and provide day-to-day management of the fund's investments.

   Dreyfus Variable Investment Fund is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor for this fund. The Disciplined Stock Portfolio is one of these portfolios under the fund.

   INVESCO Variable Investment Funds, Inc. is a mutual fund with multiple portfolios, among them the High Yield Portfolio and the Core Equity Portfolio. INVESCO Funds Group, Inc. is the investment advisor.

   Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios, among them the Lazard Retirement Small Cap Portfolio. Lazard Asset Management, a division of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio.

   American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. VP Income and Growth and VP Value are two of these funds.

   The Alger American Fund is a series of portfolios managed by Fred Alger Management, Inc.

   Variable Insurance Products Fund and Variable Insurance Products Fund II are each mutual funds managed by Fidelity Management and Research Company.

  Investment Valuation

   Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). The first-in, first-out method is used to determine gains and losses. Security transactions are accounted for on the trade date, and dividend income from the funds to the Account is recorded on the ex-dividend date and reinvested upon receipt. Capital gain distributions from the mutual funds to the Account also are reinvested upon receipt.

                        BMA VARIABLE ANNUITY ACCOUNT A

   The cost of investments purchased and proceeds from investment securities sold by subaccount were as follows:

                                                     Year ended December 31,
                                          ---------------------------------------------
                                                   2001                   2000
                                          ---------------------- ----------------------
                                            Cost of    Proceeds    Cost of    Proceeds
                                           Purchases  from Sales  Purchases  from Sales
                                          ----------- ---------- ----------- ----------
IMSF Balanced............................ $   308,541 $   76,929 $   157,992 $   36,469
IMSF Growth and Income...................     721,801    116,351     530,240     38,821
IMSF Large Cap Value.....................     130,908     31,317     204,507    112,724
IMSF Small Cap Equity....................     194,220    105,932     643,476    139,019
IMSF Large Cap Growth....................     122,344     94,258     617,824    152,278
IMSF Intermediate Fixed Income...........   1,918,687    469,438     526,143     57,914
IMSF Mid Cap Equity......................     253,849     87,834     179,575    114,381
IMSF Money Market........................   3,707,776  3,547,691   3,569,827  3,090,645
IMSF Global Fixed Income.................     240,985     41,043      65,433      9,225
Berger IPT International.................     329,098     70,991     281,067     38,239
Dreyfus Stock Index Fund.................     339,945     54,832     752,335     71,827
Dreyfus Disciplined Stock Portfolio......      63,350     30,290      70,823     25,950
INVESCO VIF -- High Yield Fund...........      77,790     31,030      52,369      4,016
INVESCO VIF -- Core Equity Fund..........     184,122     11,089     227,415        990
Lazard Retirement Small Cap Portfolio....     221,347     37,043      56,915     21,415
American Century VP Income and Growth....     180,120     87,492     324,284     68,044
American Century VP Value................     507,280     99,461      88,877     17,878
Alger American Growth Portfolio..........     340,990     22,306     322,141     10,534
Alger American MidCap Growth Portfolio...     724,793     60,093     844,616     11,189
Alger American Leveraged AllCap Portfolio     237,066     57,928     721,452     15,882
Fidelity VIP Overseas Portfolio..........     231,019     18,928     323,920        718
Fidelity VIP Growth Portfolio............     196,909     27,337     275,165     10,285
Fidelity VIP II Contrafund Portfolio.....     103,885     35,983     132,662      1,146
                                          ----------- ---------- ----------- ----------
       Total............................. $11,336,825 $5,215,596 $10,969,058 $4,049,589
                                          =========== ========== =========== ==========

  Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the operations of BMA, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by BMA in the future, a charge to the account may be assessed.

  Use of Estimates

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                        BMA VARIABLE ANNUITY ACCOUNT A

2. Variable Annuity Contract Charges

   The Account pays BMA certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by BMA. The following summarizes those amounts:

      Coverage Charges: Mortality and expense risks assumed by BMA are compensated for by a fee equivalent to an annual rate of 1.25% of the average daily value of each contract.

      On May 5, 1999, BMA introduced a new product with an additional death benefit option. If this option is selected, BMA is compensated by a fee equivalent to an annual rate of 1.45% of the average daily value of the contract.

      Contract Maintenance Charge: The Account deducts an administrative fee of $35 per year for each contract, except for certain contracts based on a minimum account value.

      Other Charges: Transfers in excess of 12 during the accumulation phase, and in excess of four during the income phase, during a one-year period result in a $25 transfer fee assessment against the contract. When applicable, an amount for state premium taxes is deducted as provided by pertinent state law, either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

      Withdrawal Charge: A contingent deferred sales charge is assessed by the Account against certain withdrawals during the first seven years of the contract, declining from 7% in the first year to 1% in the seventh year.

   Contract charges retained by BMA from the proceeds of sales of annuity contracts aggregated $3,399 and $2,008 during the years ended December 31, 2001 and 2000, respectively.

3. Summary of Unit Transactions

   Account deposits and terminations, withdrawals and expense charges by units follow:

                                                          Number of Units
                                                     -----------------------
                                                     Year ended December 31,
                                                          2001        2000
                                                     -------      -------
   IMSF Balanced:
      Variable annuity deposits..................... $22,907      $10,470
      Terminations, withdrawals and expense charges.   3,043        1,399
   IMSF Growth and Income:
      Variable annuity deposits.....................  45,681       36,333
      Terminations, withdrawals and expense charges.   5,052        1,111
   IMSF Large Cap Value:
      Variable annuity deposits.....................  14,769       16,801
      Terminations, withdrawals and expense charges.   5,556        8,033
   IMSF Small Cap Equity:
      Variable annuity deposits.....................  13,224       33,346
      Terminations, withdrawals and expense charges.   4,578        9,304
   IMSF Large Cap Growth:
      Variable annuity deposits.....................   7,787       30,135
      Terminations, withdrawals and expense charges.   5,508        6,248

                        BMA VARIABLE ANNUITY ACCOUNT A

                                                          Number of Units
                                                     -----------------------
                                                     Year ended December 31,
                                                          2001        2000
                                                       --------    --------
   IMSF Intermediate Fixed Income:
      Variable annuity deposits..................... $121,062     $ 40,521
      Terminations, withdrawals and expense charges.    4,955          782
   IMSF Mid Cap Equity:
      Variable annuity deposits.....................   17,338        8,539
      Terminations, withdrawals and expense charges.    4,708        7,105
   IMSF Money Market:
      Variable annuity deposits.....................  330,119      317,306
      Terminations, withdrawals and expense charges.  315,241      274,625
   IMSF Global Fixed Income:
      Variable annuity deposits.....................   18,181        4,577
      Terminations, withdrawals and expense charges.    1,582          480
   Berger IPT International:
      Variable annuity deposits.....................   22,432       19,791
      Terminations, withdrawals and expense charges.    3,981          791
   Dreyfus Stock Index Fund:
      Variable annuity deposits.....................   33,953       59,007
      Terminations, withdrawals and expense charges.    1,866          607
   Dreyfus Disciplined Stock Portfolio:
      Variable annuity deposits.....................    4,829        5,939
      Terminations, withdrawals and expense charges.      967        1,725
   INVESCO VIF--High Yield Fund:
      Variable annuity deposits.....................    4,792        4,892
      Terminations, withdrawals and expense charges.      633          164
   INVESCO VIF--Core Equity Fund:
      Variable annuity deposits.....................   16,473       18,355
      Terminations, withdrawals and expense charges.      250           31
   Lazard Retirement Small Cap Portfolio:
      Variable annuity deposits.....................   14,205        3,241
      Terminations, withdrawals and expense charges.    1,139          190
   American Century VP Income & Growth:
      Variable annuity deposits.....................   11,873       23,760
      Terminations, withdrawals and expense charges.    1,324          411
   American Century VP Value:
      Variable annuity deposits.....................   35,773        6,954
      Terminations, withdrawals and expense charges.    1,571          216
   Alger American Growth Portfolio:
      Variable annuity deposits.....................   40,585       32,903
      Terminations, withdrawals and expense charges.    1,221           --
   Alger American MidCap Growth Portfolio:
      Variable annuity deposits.....................   34,431       82,898
      Terminations, withdrawals and expense charges.    1,355           50
   Alger American Leveraged AllCap Portfolio:
      Variable annuity deposits.....................   24,154       79,785
      Terminations, withdrawals and expense charges.      538          720

                        BMA VARIABLE ANNUITY ACCOUNT A

                                                          Number of Units
                                                     -----------------------
                                                     Year ended December 31,
                                                          2001        2000
                                                       --------    --------
   Fidelity VIP Overseas Portfolio:
      Variable annuity deposits..................... $ 24,772     $ 35,640
      Terminations, withdrawals and expense charges.       59           --
   Fidelity VIP Growth Portfolio:
      Variable annuity deposits.....................   20,496       26,783
      Terminations, withdrawals and expense charges.       12           20
   Fidelity VIP II Contrafund Portfolio:
      Variable annuity deposits.....................    8,627       13,429
      Terminations, withdrawals and expense charges.    1,138           44

4. Unit Fair Value

   The Company sells two different variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in two different unit values, expense ratios and total returns. Unit value information and financial ratios for each subaccount are as follows:

                                                      Unit                            Expense          Total
                                                   Fair Value             Investment  Ratio**        Return***
                                                   Lowest to                Income   Lowest to       Lowest to
                                           Units    Highest    Net Assets   Ratio*    Highest         Highest
                                          ------- ------------ ---------- ---------- ---------- --------------------
Year ended December 31, 2001
IMSF Balanced............................  70,205 $10.90-10.92 $  766,390   3.52%    1.25-1.45%       2.05% to 2.25%
IMSF Growth and Income................... 127,829  10.52-13.50  1,705,010   0.62%    1.25-1.45%   (7.92)% to (7.74)%
IMFS Large Cap Value.....................  65,609  10.40-10.41    682,722   1.32%    1.25-1.45%     (3.01)% to 2.81%
IMFS Small Cap Equity....................  61,827   8.53-11.02    676,271   0.00%    1.25-1.45% (11.02)% to (10.84)%
IMSF Large Cap Growth....................  50,820   6.45-11.06    558,488   0.00%    1.25-1.45% (25.65)% to (25.50)%
IMSF Intermediate Fixed Income........... 184,527  11.54-11.94  2,189,990   7.71%    1.25-1.45%       5.67% to 5.88%
IMSF Mid Cap Equity......................  51,330  12.01-12.97    662,989   0.26%    1.25-1.45%   (4.10)% to (3.91)%
IMSF Money Market........................  64,208  10.67-11.49    711,947   3.21%    1.25-1.45%       2.28% to 2.48%
IMSF Global Fixed Income.................  26,587  11.10-11.83    312,009   4.70%    1.25-1.45%       2.92% to 3.12%
Berger IPT International.................  73,444   6.96-10.78    758,284   1.08%    1.25-1.45%   (21.42)% to 21.26%
Dreyfus Stock Index Fund.................  94,275   7.74- 9.24    844,828   1.15%    1.25-1.45%   (13.44)% to 13.27%
Dreyfus Disciplined Stock Portfolio......  17,571   7.65- 8.98    154,345   0.49%    1.25-1.45%   (14.52)% to 14.35%
INVESCO VIF High Yield Portfolio.........  16,342   7.30- 7.89    128,705   0.00%    1.25-1.45%   (16.15)% to 15.99%
INVESCO VIF Core Equity Portfolio........  36,564   9.27-10.54    385,138   0.00%    1.25-1.45%   (10.28)% to 10.10%
Lazard Retirement Small Cap Portfolio....  23,110  13.94-14.52    333,530   0.10%    1.25-1.45%     16.91% to 17.15%
American Century VP Income and Growth....  44,293   7.96- 9.30    403,666   0.83%    1.25-1.45%   (9.67)% to (9.49)%
American Century VP Value................  51,845  12.71-12.95    659,588   0.78%    1.25-1.45%     11.20% to 11.42%
Alger American Growth Portfolio..........  72,267   7.23- 7.25    523,455   0.20%    1.25-1.45%   (13.08)% to 12.91%
Alger American MidCap Growth Portfolio... 115,924   8.86- 8.88  1,029,529   0.00%    1.25-1.45%     (7.87)% to 7.68%
Alger American Leveraged AllCap Portfolio 102,682   6.54- 6.56    673,364   0.00%    1.25-1.45%   (17.14)% to 16.97%
Fidelity VIP Overseas Portfolio..........  60,353   6.54- 6.56    395,606   4.08%    1.25-1.45%   (22.32)% to 22.17%
Fidelity VIP Growth Portfolio............  47,247   6.88- 6.90    325,866   0.06%    1.25-1.45%   (19.04)% to 18.88%
Fidelity VIP II Contrafund Portfolio.....  20,874   8.13- 8.15    170,105   0.61%    1.25-1.45%   (13.71)% to 13.54%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invest.

                        BMA VARIABLE ANNUITY ACCOUNT A

** These ratios represent the annualized contract expenses of the separate account, which consists of the coverage charge. The ratios include only those expense that result in a direct reduction to unit values. Charges made directly to the contract owner accounts through redemption of units and expenses of the underlying funds are excluded.
***These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses would result in a reduction in the total return presented.

                           Business Men's Assurance
                              Company of America
                               (A member of the
                         Generali Group of Companies)

                       Consolidated Financial Statements

                 Years ended December 31, 2001, 2000 and 1999
                    with Reports of Independent Accountants

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                       CONSOLIDATED FINANCIAL STATEMENTS

                 Years ended December 31, 2001, 2000 and 1999

                                   CONTENTS

           Reports of Independent Accountants....................  1

           Audited Consolidated Financial Statements

           Consolidated Balance Sheets...........................  3

           Consolidated Statements of Operations.................  5

           Consolidated Statements of Comprehensive Income (Loss)  6

           Consolidated Statements of Stockholder's Equity.......  7

           Consolidated Statements of Cash Flows.................  8

           Notes to Consolidated Financial Statements............ 10

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors and Shareholder
Business Men's Assurance Company of America

   In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity and cash flows present fairly, in all material respects, the financial position of Business Men's Assurance Company of America and its subsidiaries (an ultimate subsidiary of Assicurazioni Generali, S.p.A.) (the Company) at December 31, 2001 and December 31, 2000, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. The financial statements of the Company for the year ended December 31, 1999 were audited by other independent accountants whose report dated February 3, 2000 expressed an unqualified opinion on those statements.

                                          /s/  PRICEWATERHOUSECOOPERS LLP

Kansas City, Missouri
February 7, 2002

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Business Men's Assurance Company of America

   We have audited the accompanying consolidated statement of operations, comprehensive income (loss), stockholder's equity and cash flows of Business Men's Assurance Company of America (an ultimate subsidiary of Assicurazioni Generali, S.p.A.) (the Company) for the year ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated result of operations and cash flows of Business Men's Assurance Company of America for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          /s/  ERNST & YOUNG LLP

Kansas City, Missouri
February 3, 2000

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                          CONSOLIDATED BALANCE SHEETS

                                                                                           December 31,
                                                                                       ---------------------
                                                                                          2001       2000
                                                                                       ---------- ----------
                                                                                          (In Thousands)
Assets
Investments (Note 3):
   Securities available-for-sale, at fair value:
       Fixed maturities (amortized cost--$1,321,977,000 in 2001 and
         $1,150,842,000 in 2000)...................................................... $1,318,442 $1,117,456
       Equity securities (cost--$91,408,000 in 2001 and $96,007,000 in 2000)..........     85,671     87,509
   Mortgage loans on real estate, net of allowance for credit losses of $8,540,000 in
     2001 and $10,385,000 in 2000.....................................................    785,517    825,207
   Policy loans.......................................................................     54,550     56,958
   Short-term investments.............................................................      1,937      4,112
   Other (Note 3).....................................................................     18,854     18,423
                                                                                       ---------- ----------
          Total investments...........................................................  2,264,971  2,109,665
Cash..................................................................................     66,505     80,621
Accrued investment income.............................................................     20,823     20,811
Premium and other receivables.........................................................     27,800     31,384
Current income taxes receivable (Note 7)..............................................      2,182         --
Deferred policy acquisition costs.....................................................    146,065    136,050
Property, equipment and software (Note 6).............................................     11,204     12,046
Reinsurance recoverables:
   Paid benefits......................................................................      3,259      5,090
   Benefits and claim reserves ceded..................................................    208,295    208,624
Other assets..........................................................................     11,571     12,613
Assets held in separate accounts......................................................    315,182    402,652
                                                                                       ---------- ----------
          Total assets................................................................ $3,077,857 $3,019,556
                                                                                       ========== ==========


                            See accompanying notes.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                   CONSOLIDATED BALANCE SHEETS--(Continued)

                                                                                      December 31,
                                                                                 ----------------------
                                                                                    2001        2000
                                                                                 ----------  ----------
                                                                                     (In Thousands)
Liabilities and stockholder's equity
Future policy benefits:
   Life and annuity (Notes 4 and 10)............................................ $1,430,396  $1,332,530
   Health.......................................................................    122,102     116,176
Contract account balances (Note 4)..............................................    474,918     502,364
Policy and contract claims......................................................     75,085      72,493
Unearned revenue reserve........................................................      5,528       7,796
Other policyholder funds........................................................     10,425      10,924
Current income taxes payable (Note 7)...........................................         --         840
Deferred income taxes (Note 7)..................................................     41,671      17,032
Payable to affiliate (Note 10)..................................................        655         242
Other liabilities (Note 12).....................................................     66,484      79,953
Liabilities related to separate accounts (Note 4)...............................    315,182     402,652
                                                                                 ----------  ----------
          Total liabilities.....................................................  2,542,446   2,543,002
Commitments and contingencies (Note 5)..........................................         --          --
Stockholder's equity (Notes 2 and 11):
   Preferred stock of $1 par value per share; authorized 3,000,000 shares, none
     issued and outstanding.....................................................         --          --
   Common stock of $1 par value per share; authorized 24,000,000 shares,
     12,000,000 shares issued and outstanding...................................     12,000      12,000
   Paid-in capital..............................................................     40,106      40,106
   Accumulated other comprehensive loss.........................................     (8,269)    (29,039)
   Retained earnings............................................................    491,574     453,487
                                                                                 ----------  ----------
          Total stockholder's equity............................................    535,411     476,554
                                                                                 ----------  ----------
          Total liabilities and stockholder's equity............................ $3,077,857  $3,019,556
                                                                                 ==========  ==========



                            See accompanying notes.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                              Year ended December 31,
                                                                           ----------------------------
                                                                             2001      2000      1999
                                                                           --------  --------  --------
                                                                                  (In Thousands)
Revenues:
   Premiums (Note 9):
       Life and annuity................................................... $200,160  $154,680  $131,667
       Health.............................................................    5,057     4,878     4,863
   Other insurance considerations.........................................   31,473    31,197    33,788
   Net investment income (Note 3).........................................  177,256   188,119   185,437
   Realized gains, net (Note 3)...........................................    4,753     2,111     8,458
   Other income...........................................................   21,777    21,841    24,493
                                                                           --------  --------  --------
          Total revenues..................................................  440,476   402,826   388,706
Benefits and expenses:
   Life and annuity benefits..............................................  143,022   115,424    99,280
   Health benefits........................................................    1,770       827       938
   Increase in policy liabilities including interest credited to account
     balances.............................................................  129,067   118,251   115,785
   Commissions............................................................   69,641    52,036    40,251
   (Increase) decrease in deferred policy acquisition costs...............  (20,842)   (9,144)      330
   Taxes, licenses and fees...............................................    2,614     2,765     2,417
   Other operating costs and expenses.....................................   56,508    62,281    59,677
                                                                           --------  --------  --------
          Total benefits and expenses.....................................  381,780   342,440   318,678
                                                                           --------  --------  --------
Income from continuing operations before income tax expense...............   58,696    60,386    70,028
Income tax expense (Note 7)...............................................   20,504    21,152    23,389
                                                                           --------  --------  --------
Income from continuing operations.........................................   38,192    39,234    46,639
Discontinued operations (Note 13):
   Loss from discontinued operations, net of income tax benefit of
     $365,000 in 2001, $138,000 in 2000 and $1,264,000 in 1999............     (855)     (279)   (2,568)
   Gain on disposal of discontinued segment, net of income tax expense of
     $400,000 in 2001 and $8,008,000 in 2000..............................      750    14,871        --
                                                                           --------  --------  --------
Income (loss) from discontinued operations................................     (105)   14,592    (2,568)
                                                                           --------  --------  --------
Net income................................................................ $ 38,087  $ 53,826  $ 44,071
                                                                           ========  ========  ========

                            See accompanying notes.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                              Year ended December 31,
                                                            ---------------------------
                                                              2001     2000      1999
                                                            --------  -------  --------
                                                                   (In Thousands)
Net income................................................. $ 38,087  $53,826  $ 44,071
Other comprehensive income (loss):
   Unrealized holding gains (losses) arising during period.   25,207   16,627   (76,822)
   Less realized gains (losses) included in net income.....  (12,234)  (2,042)   12,473
                                                            --------  -------  --------
Net unrealized gains (losses)..............................   37,441   18,669   (89,295)
Effect on deferred policy acquisition costs................  (10,826)  (7,436)   22,362
Effect on unearned revenue reserve.........................      724      502    (1,370)
Related deferred income taxes..............................   (6,569)     893    15,906
                                                            --------  -------  --------
Other comprehensive income (loss)..........................   20,770   12,628   (52,397)
                                                            --------  -------  --------
Comprehensive income (loss)................................ $ 58,857  $66,454  $ (8,326)
                                                            ========  =======  ========



                            See accompanying notes.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                           Year ended December 31,
                                                        ----------------------------
                                                          2001      2000      1999
                                                        --------  --------  --------
                                                               (In Thousands)
Common stock:
   Balance at beginning and end of year................ $ 12,000  $ 12,000  $ 12,000
Paid-in capital:
   Balance at beginning and end of year................   40,106    40,106    40,106
Accumulated other comprehensive income (loss):
   Balance at beginning of year........................  (29,039)  (41,667)   10,730
       Net change in net unrealized gains (losses).....   20,770    12,628   (52,397)
                                                        --------  --------  --------
   Balance at end of year..............................   (8,269)  (29,039)  (41,667)
Retained earnings:
   Balance at beginning of year........................  453,487   399,661   355,590
       Net income......................................   38,087    53,826    44,071
                                                        --------  --------  --------
   Balance at end of year..............................  491,574   453,487   399,661
                                                        --------  --------  --------
          Total stockholder's equity................... $535,411  $476,554  $410,100
                                                        ========  ========  ========



                            See accompanying notes.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                Year ended December 31,
                                                                            -------------------------------
                                                                              2001       2000       1999
                                                                            ---------  ---------  ---------
                                                                                     (In Thousands)
Operating activities
Net income................................................................. $  38,087  $  53,826  $  44,071
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred income tax expense.............................................    18,070      9,990     13,192
   Realized gains, net.....................................................    (4,753)    (2,111)    (8,458)
   Gain on sale of discontinued segment....................................    (1,150)   (22,879)        --
   Premium amortization (discount accretion), net..........................     1,242        386        193
   Policy loans lapsed in lieu of surrender benefits.......................     2,574      2,724      2,858
   Depreciation............................................................     1,856      2,234      2,469
   Amortization............................................................       782        782        782
   Changes in assets and liabilities:
       Increase in accrued investment income...............................       (12)      (757)    (1,976)
       (Increase) decrease in receivables and reinsurance recoverables.....     6,611   (110,871)   (20,834)
       Policy acquisition costs deferred...................................   (45,239)   (34,057)   (25,451)
       Policy acquisition costs amortized..................................    24,397     24,913     25,781
       Increase (decrease) in income taxes receivable......................    (3,022)       354     (1,814)
       Increase in accrued policy benefits, claim reserves, unearned
         revenues and policyholder funds...................................    19,015     17,505     41,215
       Interest credited to policyholder accounts..........................    77,198     77,544     80,499
       (Increase) decrease in other assets and other liabilities, net......   (11,820)     8,234    (18,030)
   Other, net..............................................................       211       (794)       391
                                                                            ---------  ---------  ---------
Net cash provided by operating activities..................................   124,047     27,023    134,888
Investing activities
Purchases of investments:
   Securities available-for-sale:
       Fixed maturities....................................................  (752,954)  (142,345)  (558,982)
       Equity securities...................................................   (50,371)  (128,280)   (48,088)
   Mortgage and policy loans...............................................   (70,296)   (93,098)  (172,625)
   Other...................................................................    (7,880)    (5,921)   (19,572)
Sales, calls or maturities of investments:
   Maturities and calls of securities available-for-sale:
       Fixed maturities....................................................   190,834    120,727    225,728
   Sales of securities available-for-sale:
       Fixed maturities....................................................   388,429    149,579    312,069
       Equity securities...................................................    58,556     92,595     44,158
   Mortgage and policy loans...............................................   112,148    142,411    169,498
   Other...................................................................     6,789     18,282     30,793
Purchase of property, equipment and software...............................    (1,111)      (552)    (1,331)
Net (increase) decrease in short-term investments..........................     2,175     (3,221)     3,303
Proceeds from sale of discontinued segment.................................        75     24,879         --
                                                                            ---------  ---------  ---------
Net cash provided by (used in) investing activities........................  (123,606)   175,056    (15,049)

                            See accompanying notes.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

              CONSOLIDATED STATEMENTS OF CASH FLOWS--(Continued)

                                                                           Year ended December 31,
                                                                       -------------------------------
                                                                         2001       2000       1999
                                                                       ---------  ---------  ---------
                                                                                (In Thousands)
Financing activities
Deposits from interest sensitive and investment-type contracts........ $ 301,207  $ 151,713  $ 290,119
Withdrawals from interest sensitive and investment-type contracts.....  (320,524)  (366,554)  (347,673)
Net proceeds from reverse repurchase borrowing........................        --      5,000    143,200
Retirement of reverse repurchase borrowing............................        --    (33,400)  (144,989)
Net proceeds from other borrowing.....................................    37,910    115,390      6,615
Retirement of other borrowing.........................................   (33,150)   (91,285)        --
                                                                       ---------  ---------  ---------
Net cash used in financing activities.................................   (14,557)  (219,136)   (52,728)
                                                                       ---------  ---------  ---------
Net increase (decrease) in cash.......................................   (14,116)   (17,057)    67,111
Cash at beginning of year.............................................    80,621     97,678     30,567
                                                                       ---------  ---------  ---------
Cash at end of year................................................... $  66,505  $  80,621  $  97,678
                                                                       =========  =========  =========
Supplemental disclosures of cash flow information
For purposes of the statements of cash flows, Business Men's Assurance
  Company of America considers only cash on hand and demand deposits to be cash equivalents
Cash paid during the year for:
   Income taxes....................................................... $   5,491  $  18,679  $  10,747
                                                                       =========  =========  =========
   Interest paid on reverse repurchase and other borrowings........... $   1,791  $   2,527  $   1,884
                                                                       =========  =========  =========


                            See accompanying notes.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. Summary of Significant Accounting Policies

  Organization

   Business Men's Assurance Company of America (the Company) is a Missouri-domiciled life insurance company licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual and investment products both directly, primarily distributed through general agencies, and through reinsurance assumptions. Assicurazioni Generali S.p.A. (Generali), an Italian insurer, is the ultimate parent company.

  Principles of Consolidation and Basis of Presentation

   The accompanying consolidated financial statements include the accounts of the Company and all majority-owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

  Use of Estimates

   The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

  Investments

   The Company's entire investment portfolio is designated as available-for-sale. Changes in fair values of available-for-sale securities, after adjustment of deferred policy acquisition costs (DPAC), unearned revenue reserve (URR) and related deferred income taxes, are reported as unrealized gains or losses directly in accumulated other comprehensive income (loss). The DPAC and URR offsets to the unrealized gains or losses represents valuation adjustments or reinstatements of DPAC and URR that would have been required as a charge or credit to operations had such unrealized amounts been realized.

   The amortized cost of fixed maturity investments classified as available-for-sale is adjusted for amortization of premiums and accretion of discounts. That amortization or accretion is included in net investment income.

   Mortgage loans and mortgage-backed securities are carried at unpaid balances adjusted for accrual of discount and allowances for other than temporary declines in value.

   Policy loans are carried at unpaid balances.

   Realized gains and losses on sales of investments and declines in value considered to be other than temporary are recognized in net income on the specific identification basis.

  Impairment of Loans

   The Financial Accounting Standards Board's (FASB) Statement of Financial Accounting Standards (SFAS) No. 114, "Accounting by Creditors for Impairment of a Loan," and SFAS No. 118, "Accounting by Creditors for Impairment of a Loan--Income Recognition and Disclosures," require that an impaired mortgage loan's fair value be measured based on the present value of future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or at the fair value of the collateral if the loan is collateral dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as an allowance for mortgage loan losses. The change in the allowance for mortgage loan losses is reported with realized gains or losses on investments. Interest income on impaired loans is recognized on a cash basis.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


  Deferred Policy Acquisition Costs

   Certain commissions, expenses of the policy issue and underwriting departments and other variable policy issue expenses have been deferred. For limited payment and other traditional life insurance policies, these deferred acquisition costs are being amortized over a period of not more than 25 years in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected premium revenue was estimated with the same assumptions used for computing liabilities for future policy benefits for these policies.

   For universal life-type insurance and investment-type products, the deferred policy acquisition costs are amortized over a period of not more than 25 years in relation to the present value of estimated gross profits arising from estimates of mortality, interest expense and surrender experience. The estimates of expected gross profits are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings.

   Deferred policy acquisition costs are evaluated to determine that the unamortized portion of such costs does not exceed recoverable amounts after considering anticipated investment income.

  Recognition of Insurance Revenue and Related Expenses

   For limited payment and other traditional life insurance policies, premium income is reported as earned when due, with past-due premiums being reserved. Profits are recognized over the life of these contracts by associating benefits and expenses with insurance in force for limited payment policies and with earned premiums for other traditional life policies. This association is accomplished by a provision for liability for future policy benefits and the amortization of policy acquisition costs. Accident and health premium revenue is recognized on a pro rata basis over the terms of the policies.

   For universal life and investment-type policies, contract charges for mortality, surrender and expense, other than front-end expense charges, are reported as other insurance considerations revenue when charged to policyholders' accounts. Expenses consist primarily of benefit payments in excess of policyholder account values and interest credited to policyholder accounts. Profits are recognized over the life of universal life-type contracts through the amortization of policy acquisition costs and deferred front-end expense charges with estimated gross profits from mortality, interest, surrender and expense.

  Policy Liabilities and Contract Values

   The liability for future policy benefits for limited payment and other traditional life insurance contracts has been computed primarily by a net level premium reserve method based on estimates of future investment yield, mortality and withdrawals made at the time gross premiums were calculated. Assumptions used in computing future policy benefits are as follows: interest rates range from 3.25% to 8.50%, depending on the year of issue; withdrawal rates for individual life policies issued in 1966 and after are based on Company experience, and policies issued prior to 1966 are based on industry tables; and mortality rates are based on mortality tables that consider Company experience. The liability for future policy benefits is graded to reserves stipulated by the policy over a period of 20 to 25 years or the end of the premium paying period, if less.

   For universal life and investment-type contracts, the account value before deduction of any surrender charges is held as the policy liability. An additional liability is established for deferred front-end expense charges on universal life-type policies. These expense charges are recognized in income as insurance considerations using the same assumptions as are used to amortize deferred policy acquisition costs.

   Claims and benefits payable for reported disability income claims have been computed as the present value of expected future benefit payments based on estimates of future investment yields and claim termination rates.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

The net amount of benefits payable included in the future policy benefit reserves and policy and contract claims, less the amount of reinsurance recoverables for December 31, 2001 and 2000 was $6,410,000 and $6,532,000, respectively. Interest rates used in the calculation of future investment yields vary based on the year the claim was incurred and range from 3% to 7.25%. Claim termination rates are based on industry tables.

   Other accident and health claims and benefits payable for reported claims and incurred but not reported claims are estimated using prior experience. The methods of calculating such estimates and establishing the related liabilities are periodically reviewed and updated. Any adjustments needed as a result of periodic reviews are reflected in current operations.

   For individual life insurance contracts assumed through reinsurance (see
Note 9), the liability for future policy benefits has been computed primarily by a net level premium reserve method based on estimates of future investment yield, mortality and withdrawals made at the time gross premiums were calculated. Assumptions used in computing future policy benefits are as follows: interest rates range from 3.50% to 8.85%, depending on the year of issue; withdrawal rates are based on a combination of ceding company and Company experience; and mortality rates are based on mortality tables that consider ceding company and Company experience. For contracts issued prior to 2001, the liability for future policy benefits is generally graded to the reserves or percentage of the reserves stipulated by the policy over a period of 10 to 20 years.

  Federal Income Taxes

   Deferred federal income taxes have been provided in the consolidated financial statements to recognize temporary differences between the financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws (see Note 7). Temporary differences are principally related to deferred policy acquisition costs, the provision for future policy benefits, accrual of discounts on investments, accrued expenses, accelerated depreciation and unrealized investment gains and losses.

  Separate Accounts

   These accounts arise from three lines of business--variable annuities, variable universal life and MBIA insured guaranteed investment contracts
(GICs). The separate account assets are legally segregated and are not subject to the claims which may arise from any other business of the Company.

   The assets and liabilities of the variable lines of business are reported at fair value since the underlying investment risks are assumed by the policyowners. Investment income and gains or losses arising from the variable line of business accrue directly to the policyowners and are, therefore, not included in investment earnings in the accompanying consolidated statements of operations. Revenues to the Company from variable products consist primarily of contract maintenance charges and administration fees. Separate account assets and liabilities for the variable lines of business totaled $19,296,000 on December 31, 2001 and $13,751,000 on December 31, 2000.

   The assets of the MBIA GIC line of business are maintained at an amount equal to the related liabilities. These assets related to the MBIA GIC line of business include securities available-for-sale reported at fair value and mortgage loans carried at unpaid balances. Changes in fair values of available-for-sale securities, net of deferred income taxes, are reported as unrealized gains or losses directly in accumulated other comprehensive income
(loss).

   The liabilities are reported at the original deposit amount plus accrued interest guaranteed to the contractholders. Investment income and gains or losses arising from MBIA GIC investments are included in investment income in the accompanying consolidated statements of operations. The guaranteed interest payable is included in the increase in policy liabilities in the accompanying consolidated statements of operations.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

Separate account assets and liabilities for the MBIA GIC line of business totaled $295,886,000 on December 31, 2001 and $388,901,000 on December 31, 2000.

  Property, Equipment and Software

   Property, equipment and software and the home office building are generally valued at cost, including development costs, less allowances for depreciation and other than temporary declines in value. Property, equipment and software are being depreciated over the estimated useful lives of the assets, principally on a straight-line basis. Depreciation rates on these assets are set forth in Note 6.

  Intangible Assets

   Goodwill of $9,193,000 and $9,975,000 at December 31, 2001 and 2000, net of
accumulated amortization of $6,455,000 and $5,673,000, resulting from the acquisition of a subsidiary, is included in other assets. Goodwill is being amortized over a period of 20 years on a straight-line basis, and amortization amounted to $782,000 for the years ended December 31, 2001, 2000 and 1999.

  Reinsurance

   Premiums and expenses include amounts related to reinsurance assumed and are net of amounts ceded. Reinsurance recoverables and prepaid reinsurance premiums are reported as assets and are recognized in a manner consistent with the liabilities related to the underlying reinsurance contracts.

  Fair Values of Financial Instruments

   SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The following represents the carrying amount and fair value of significant assets and liabilities at December 31, 2001 and 2000:

                                               December 31, 2001     December 31, 2000
                                             --------------------- ---------------------
                                              Carrying              Carrying
                                               Amount   Fair Value   Amount   Fair Value
                                             ---------- ---------- ---------- ----------
                                                           (In Thousands)
Fixed maturities (Note 3)................... $1,318,442 1,318,442  $1,117,456 1,117,456
Equity securities (Note 3)..................     85,671    85,671      87,509    87,509
Mortgage loans on real estate...............    785,517   810,918     825,207   855,833
Policy loans................................     54,550    51,075      56,958    53,133
Short-term investments......................      1,937     1,937       4,112     4,112
Cash........................................     66,505    66,505      80,621    80,621
Reinsurance recoverables:...................
   Paid benefits............................      3,259     3,259       5,090     5,090
   Benefits and claim reserves ceded........    208,295   208,295     208,624   208,624
Assets held in separate accounts............    315,182   315,744     402,652   402,819
Investment-type insurance contracts (Note 4)  1,383,495 1,381,748   1,426,764 1,386,449
Borrowed money (Note 12)....................     35,480    33,712      30,720    28,669

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

       Cash and short-term investments: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

       Investment securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

       Mortgage loans on real estate and policy loans: The fair value for mortgage loans on real estate and policy loans is estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates its fair value.

       Reinsurance recoverables: The carrying values of reinsurance recoverables approximate their fair values.

       Liabilities for flexible and single premium deferred annuities: The cash surrender value of flexible and single premium deferred annuities approximates their fair value.

       Liabilities for guaranteed investment contracts: The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

       Liabilities for borrowed money: The fair value for borrowed money is estimated using a discounted interest rate that is commensurate with the Company's current borrowing rate.

  Postretirement Benefits

   The projected future cost of providing postretirement benefits, such as health care and life insurance, is recognized as an expense as employees render service. See Note 8 for further disclosures with respect to postretirement benefits other than pensions.

  Comprehensive Income (Loss)

   Unrealized gains and losses on our available-for-sale securities are included in other comprehensive income (loss) in stockholder's equity. Other comprehensive income (loss) excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts, which have been measured through the beginning of the year, are net of income taxes and adjustments to deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve.

  Reclassifications

   Certain amounts for 2000 and 1999 have been reclassified to conform to the current year presentation.

  Statutory Accounting Practices

   In 1998, the NAIC adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   On January 23, 2001 the Missouri Department of Insurance provided instruction to the Company to prepare its statutory financial statements in accordance with the NAIC Accounting Practices and Procedures manual, using the version effective January 1, 2001. The effect of adoption on the Company's statutory surplus increased surplus by approximately $347,000, primarily as a result of the recording of a deferred tax asset and other-than-temporary impairments of investments.

2. Dividend Limitations

   Missouri has legislation that requires prior reporting of all dividends to the Director of Insurance. The Company, as a regulated life insurance company, may pay a dividend from unassigned surplus without the approval of the Missouri Department of Insurance if the aggregate of all dividends paid during the preceding 12-month period does not exceed the greater of 10% of statutory stockholder's equity at the end of the preceding calendar year or the statutory net gain from operations for the preceding calendar year. A portion of the statutory equity of the Company that is available for dividends would be subject to additional federal income taxes should distribution be made from "policyholders' surplus" (see Note 7).

   Under Missouri insurance regulations, the Company is required to maintain minimum capital and surplus of $1,200,000 at December 31, 2001. The Company's capital and surplus exceed the NAIC's "Risk-Based Capital" requirements at the end of 2001.

   As of December 31, 2001 and 2000, the Company's statutory stockholder's equity was $279,566,000 and $284,102,000, respectively. Statutory net gain from operations before realized capital gains and net income for each of the three years in the period ended December 31, 2001 were as follows:

                                                        Year ended December 31,
                                                        -----------------------
                                                         2001    2000    1999
                                                        ------  ------- -------
                                                            (In Thousands)
 Net gain from operations before realized capital gains $3,856  $30,883 $29,369
 Net income............................................  1,973   36,583  32,915

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


3. Investment Operations

   The Company's investments in securities available-for-sale are summarized as follows:

                                                                          December 31, 2001
                                                             -------------------------------------------
                                                                          Gross      Gross
                                                             Amortized  Unrealized Unrealized
                                                               Cost       Gains      Losses   Fair Value
                                                             ---------- ---------- ---------- ----------
                                                                           (In Thousands)
Fixed maturities:
   Bonds:
       U.S. Treasury securities and obligations of
         U.S. government corporations and agencies.......... $  116,218  $ 1,044    $    (33) $  117,229
       Obligations of states and political subdivisions.....      6,633      461           0       7,094
       Debt securities issued by foreign governments........      2,447       36           0       2,483
       Corporate securities.................................    585,958   13,470      (8,221)    591,207
       Mortgage-backed securities...........................    600,439    6,503     (16,865)    590,077
       Redeemable preferred stocks..........................     10,282      119         (49)     10,352
                                                             ----------  -------    --------  ----------
Total fixed maturities......................................  1,321,977   21,633     (25,168)  1,318,442
Equity securities...........................................     91,408    4,722     (10,459)     85,671
                                                             ----------  -------    --------  ----------
                                                             $1,413,385  $26,355    $(35,627) $1,404,113
                                                             ==========  =======    ========  ==========

                                                                          December 31, 2000
                                                             -------------------------------------------
                                                                          Gross      Gross
                                                             Amortized  Unrealized Unrealized
                                                               Cost       Gains      Losses   Fair Value
                                                             ---------- ---------- ---------- ----------
                                                                           (In Thousands)
Fixed maturities:
   Bonds:
       U.S. Treasury securities and obligations of
         U.S. government corporations and agencies.......... $   55,805  $     4    $ (1,251) $   54,558
       Obligations of states and political subdivisions.....      6,697      333          --       7,030
       Debt securities issued by foreign governments........      2,837       18         (21)      2,834
       Corporate securities.................................    470,606    3,551     (12,826)    461,331
       Mortgage-backed securities...........................    596,050    2,025     (25,103)    572,972
       Redeemable preferred stocks..........................     18,847       99        (215)     18,731
                                                             ----------  -------    --------  ----------
Total fixed securities......................................  1,150,842    6,030     (39,416)  1,117,456
Equity securities...........................................     96,007    3,225     (11,723)     87,509
                                                             ----------  -------    --------  ----------
                                                             $1,246,849  $ 9,255    $(51,139) $1,204,965
                                                             ==========  =======    ========  ==========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


      The amortized cost and estimated fair value of fixed maturity securities at December 31, 2001, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities have not been set forth in the following table, as such securities are not due at a single maturity date:

                                                Amortized
                                                  Cost     Fair Value
                                                ---------- ----------
                                                   (In Thousands)
          Due in one year or less.............. $   43,479 $   44,081
          Due after one year through five years    419,724    429,238
          Due after five years through 10 years     83,470     83,272
          Due after 10 years...................     68,533     64,469
                                                ---------- ----------
                                                   615,206    621,060
          Mortgage-backed securities...........    706,771    697,382
                                                ---------- ----------
          Total fixed maturity securities...... $1,321,977 $1,318,442
                                                ========== ==========

   The majority of the Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio:

                                     Carrying Amount as of
                                         December 31,
                                     ---------------------
                                        2001       2000
                                      --------   --------
                                        (In Thousands)
                      State:
                         Missouri... $ 77,634   $ 73,368
                         Arizona....   58,010     68,528
                         Texas......   55,343     55,622
                         California.   54,676     59,762
                         Florida....   51,562     53,859
                         Utah.......   49,065     47,388
                         Oklahoma...   39,273     41,866
                         Nevada.....   32,397     30,795
                         Washington.   28,630     31,192
                         Other......  338,927    362,827
                                      --------   --------
                                     $785,517   $825,207
                                      ========   ========

   The Company had no investment in impaired mortgage loans and related allowance for credit losses and no interest income on impaired loans for the years ended December 31, 2001, 2000 and 1999.

   Bonds, mortgage loans, preferred stocks and common stocks approximating $3,178,000 and $3,340,000 were on deposit with regulatory authorities at December 31, 2001 and 2000, respectively.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   Set forth below is a summary of consolidated net investment income for the years ended December 31:

                                                        Year ended December 31,
                                                       --------------------------
                                                         2001     2000     1999
                                                       -------- -------- --------
                                                             (In Thousands)
Fixed maturities:
   Bonds.............................................. $ 96,196 $ 98,186 $102,990
   Redeemable preferred stocks........................    1,307    1,548    1,917
Equity securities:
   Common stocks......................................    2,204    3,309      957
   Nonredeemable preferred stocks.....................       31       30       43
Mortgage loans on real estate.........................   68,764   77,436   78,462
Real estate...........................................       --       --       11
Policy loans..........................................    3,542    3,547    3,486
Short-term investments................................    7,005    7,549    3,115
Other.................................................      653    2,701    2,898
                                                       -------- -------- --------
                                                        179,702  194,306  193,879
Less:
   Net investment income from discontinued operations.      154    3,589    5,765
   Investment expenses................................    2,292    2,598    2,677
                                                       -------- -------- --------
Net investment income from continuing operations...... $177,256 $188,119 $185,437
                                                       ======== ======== ========

   Realized gains (losses) on securities disposed of during 2001, 2000 and 1999 consisted of the following:

                                         Year ended December 31,
                                        -------------------------
                                         2001     2000     1999
                                        -------  -------  -------
                                              (In Thousands)
             Fixed maturity securities:
                Gross realized gains... $ 5,914  $   866  $ 6,615
                Gross realized losses..  (6,461)  (6,995)  (1,636)
             Equity securities:
                Gross realized gains...   8,827   10,200    6,299
                Gross realized losses..  (5,658)  (1,177)    (744)
             Other investments.........   2,131     (783)  (2,076)
                                        -------  -------  -------
             Net realized gains........ $ 4,753  $ 2,111  $ 8,458
                                        =======  =======  =======

   Sales of investments in securities in 2001, 2000 and 1999, excluding maturities and calls, resulted in gross realized gains of $11,890,000, $10,524,000 and $12,338,000 and gross realized losses of $3,735,000, $3,398,000 and $2,318,000, respectively.

   There were no non-income producing investments at December 31, 2001 and 2000.

   The Company began investing in the Cypress Tree Investment Fund LLC during 1998. At December 31, 2000, the Company had invested $5 million in the partnership, which primarily invests in senior secured loans. The Company's portion of the investment was approximately 10% of the total fund value at December 31, 2000 and has been recorded under the guidelines of equity accounting. This investment is classified in other investments on the balance sheets, with unrealized gains and losses being reflected in accumulated other

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

comprehensive income (loss). During 2001, the Company sold all of its remaining investment in Cypress Tree resulting in an immaterial realized loss.

4. Investment Contracts

   The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts (included with future policy benefits, contract account balances and separate accounts in the balance sheets) at December 31 are as follows:

                                                              December 31,
                                               -------------------------------------------
                                                       2001                  2000
                                               --------------------- ---------------------
                                                Carrying    Fair      Carrying    Fair
                                                 Amount     Value      Amount     Value
                                               ---------- ---------- ---------- ----------
                                                             (In Thousands)
Guaranteed investment contracts............... $  433,988 $  448,552 $  465,261 $  459,605
Flexible and single premium deferred annuities    634,325    608,345    558,851    538,155
Separate accounts.............................    315,182    324,851    402,652    388,689
                                               ---------- ---------- ---------- ----------
Total investment-type insurance contracts..... $1,383,495 $1,381,748 $1,426,764 $1,386,449
                                               ========== ========== ========== ==========

   Fair values of the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

5. Commitments and Contingencies

   The Company leases equipment and certain office facilities from others under operating leases through January 2004. Certain other equipment and facilities are rented monthly. Rental expense amounted to $326,000, $629,000 and $781,000 for the years ended December 31, 2001, 2000 and 1999, respectively. As of December 31, 2001, the minimum future payments under noncancelable operating leases for each of the next five years are as follows (in thousands):

                         Year ending December 31,
                         ------------------------
                                  2002........... $191
                                  2003...........   75
                                  2004...........    6
                                  2005...........   --
                                  2006...........   --
                                                  ----
                                  Total.......... $272
                                                  ====

   Total outstanding commitments to fund mortgage loans were $3,707,000 and $0 at December 31, 2001 and 2000, respectively.

   A number of insurance companies are under regulatory supervision that results in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2001 and 2000, the Company accrued $303,000 and $310,000, respectively, for guaranty fund assessments. Expenses incurred for guaranty fund assessments were $227,000, $314,000 and $333,000 in 2001, 2000 and 1999, respectively.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   The Company and its subsidiaries are parties to certain claims and legal actions arising during the ordinary course of business. In the opinion of management, these matters will not have a materially adverse effect on the operations or financial position of the Company.

6. Property, Equipment and Software

   A summary of property, equipment and software and their respective depreciation rates is as follows:

                                                                             December 31,
                                                               Rate of    ------------------
                                                             Depreciation   2001      2000
                                                             ------------ --------  --------
                                                                            (In Thousands)
Home office building, including land with a cost of $425,000      2%      $ 23,330  $ 23,218
Other real estate not held-for-sale or rental...............      4%           208       208
Less accumulated depreciation...............................               (14,828)  (14,246)
                                                                          --------  --------
                                                                             8,710     9,180
Equipment and software......................................    5%-33%      16,230    18,182
Less accumulated depreciation...............................               (13,736)  (15,316)
                                                                          --------  --------
                                                                             2,494     2,866
                                                                          --------  --------
Total property, equipment and software......................              $ 11,204  $ 12,046
                                                                          ========  ========

7. Federal Income Taxes

   The Company and its subsidiaries file a consolidated federal tax return. Under a written agreement approved by the Board of Directors, the Company collects from, or refunds to, the subsidiaries the amount of taxes or benefits determined as if the Company and the subsidiaries filed separate returns.

   The components of the provision for income taxes and the temporary differences generating deferred income taxes are as follows:

                                                                Year ended December 31,
                                                               -------------------------
                                                                2001     2000     1999
                                                               -------  -------  -------
                                                                     (In Thousands)
Current....................................................... $ 2,469  $19,033  $ 8,933
Deferred:
   Deferred policy acquisition costs..........................   7,508    3,099     (204)
   Future policy benefits.....................................   9,211   10,032    9,501
   Accrual of discount........................................     356      298      438
   Tax on realized gains greater than book....................    (663)  (2,384)    (780)
   Employee benefit plans.....................................     870      198    3,002
   Prior year taxes...........................................      --     (537)   1,698
   Other, net.................................................     788     (717)    (463)
                                                               -------  -------  -------
                                                                18,070    9,989   13,192
                                                               -------  -------  -------
Total income tax expense......................................  20,539   29,022   22,125
Less income tax expense (benefit) from discontinued operations      35    7,870   (1,264)
                                                               -------  -------  -------
Total income tax expense from continuing operations........... $20,504  $21,152  $23,389
                                                               =======  =======  =======

   At December 31, 2000 and 1999 the Company recorded a valuation allowance against deferred tax assets resulting from cumulative unrealized losses on available-for-sale securities for $3,000,000 and $8,000,000 respectively. The Company did not record any valuation allowances against deferred tax assets at December 31, 2001.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   Total income taxes vary from the amounts computed by applying the federal income tax rate of 35% to income before income tax expense for the following reasons:

                                                                      Year ended December 31,
                                                                     -------------------------
                                                                      2001     2000     1999
                                                                     -------  -------  -------
                                                                           (In Thousands)
Application of statutory rate to income before taxes on income...... $20,520  $28,997  $23,168
Tax-exempt municipal bond interest and dividends received deductions    (219)    (288)    (171)
Other...............................................................     238      313     (872)
                                                                     -------  -------  -------
                                                                     $20,539  $29,022  $22,125
                                                                     =======  =======  =======

   The significant components comprising the Company's deferred income tax assets and liabilities as of December 31, 2001 and 2000 are as follows:

                                                                                    December 31,
                                                                                   ---------------
                                                                                    2001    2000
                                                                                   ------- -------
                                                                                   (In Thousands)
Deferred income tax liabilities:
   Deferred policy acquisition costs.............................................. $40,182 $33,593
   Reserve for future policy benefits.............................................  16,635      --
   Other..........................................................................     247  14,353
                                                                                   ------- -------
Total deferred income tax liability...............................................  57,064  47,946
Deferred income tax assets:
   Reserve for future policy benefits.............................................      --   6,866
   Unrealized investment losses, net of valuation allowance of $3,000,000 in 2000
     (no valuation allowance in 2001).............................................   8,232  11,021
   Other..........................................................................   7,161  13,027
                                                                                   ------- -------
Total deferred income tax assets..................................................  15,393  30,914
                                                                                   ------- -------
Net deferred income tax liability................................................. $41,671 $17,032
                                                                                   ======= =======

   Certain amounts that were not currently taxed under pre-1984 tax law were credited to a "policyholders' surplus" account. This account is frozen under the 1984 Tax Act and is taxable only when distributed to stockholders at which time it is taxed at regular corporate rates. The policyholders' surplus of the Company approximates $87,000,000. The Company has no present plan for distributing the amount in policyholders' surplus. Consequently, no provision has been made in the consolidated financial statements for the taxes thereon. However, if such taxes were assessed, the amount of taxes payable would be approximately $30,000,000.

   Earnings taxed on a current basis are accumulated in a "shareholder's surplus" account and can be distributed to the shareholder without tax. The shareholder's surplus amounted to approximately $329,208,000 at December 31, 2001.

8. Benefit Plans

  Trusteed Employee Retirement Plan

   The Company has a trusteed employee retirement plan for the benefit of salaried employees who have reached age 21 and who have completed one year of service. The plan, which is administered by an Employees' Retirement Committee consisting of at least three officers appointed by the Board of Directors of the Company, provides for normal retirement at age 65 or earlier retirement based on minimum age and service requirements. Retirement may be deferred to age 70. Upon retirement, the retirees receive monthly benefit payments from the

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

plan's BMA group pension investment contract. During 2001, approximately $5.4 million of annual benefits were covered by a group pension investment contract issued by the Company. Assets of the plan, primarily equities, are held by three trustees appointed by the Board of Directors.

   The following table sets forth the plan's funded status at December 31:

                                                                   December 31,
                                                                ------------------
                                                                  2001      2000
                                                                --------  --------
                                                                  (In Thousands)
Change in benefit obligations:
   Benefit obligation at beginning of year..................... $ 65,883  $ 64,396
   Service cost................................................    1,317     1,542
   Interest cost...............................................    4,758     4,879
   Amendments..................................................      205        --
   Curtailment Adjustment......................................       --    (1,163)
   Settlement Adjustment.......................................       --      (149)
   Actuarial losses............................................    3,905     1,257
   Benefits paid...............................................   (5,390)   (4,879)
                                                                --------  --------
Benefit obligation at end of year..............................   70,678    65,883
Change in plan assets:
   Fair value of plan assets at beginning of year..............  104,716   110,399
   Actual return on plan assets................................   (6,487)     (804)
   Benefits paid...............................................   (5,390)   (4,879)
                                                                --------  --------
Fair value of plan assets at end of year.......................   92,839   104,716
                                                                --------  --------
Funded status of the plan......................................   22,161    38,833
Unrecognized net actuarial gain................................   (7,164)  (27,963)
Unrecognized prior service cost................................      267        57
Unrecognized net asset at January 1, 1987 being recognized over
  15 years.....................................................       --      (292)
                                                                --------  --------
Prepaid pension cost........................................... $ 15,264  $ 10,635
                                                                ========  ========

   The additional minimum pension liability noted above results from the pension plan for the Company's subsidiary, BMA Financial Services, Inc. Net pension cost included the following components:

                                                    Year ended December 31,
                                                 ----------------------------
                                                   2001      2000      1999
                                                 --------  --------  --------
                                                        (In Thousands)
 Service cost--benefits earned during the period $  1,317  $  1,542  $  1,835
 Interest cost on projected benefit obligation..    4,758     4,879     4,556
 Actual return on plan assets...................    6,487       804   (18,537)
 Net amortization and deferral..................  (17,202)  (11,997)    9,529
                                                 --------  --------  --------
 Net pension benefit............................ $ (4,640) $ (4,772) $ (2,617)
                                                 ========  ========  ========

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 7.25% for 2001, 7.5% for 2000 and 7.75% for 1999. The rate of increase in future compensation levels used for 2001 was 7.0% for employees at the younger attained ages grading to 3.0% for older employees, the rate was 7.25% grading to 3.25% for 2000 and 7.5% grading to 3.5% for 1999. The expected long-term rate of return on assets was 8% in 2001, 2000 and 1999.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   As part of the 2000 net periodic retirement plan cost, curtailment and settlement losses were recognized. These losses resulted from the disposal of the Company's workplace benefits division (Note 13).

Supplemental Retirement Programs and Deferred Compensation Plan

   The Company has supplemental retirement programs for senior executive officers, the chairman, and for group sales managers and group sales persons who are participants in the trusteed retirement plan. These programs are not qualified under Section 401(a) of the Internal Revenue Code and are not prefunded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the trusteed retirement plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the trusteed plan.
   The Company also has a deferred compensation plan for the Company's managers that provides retirement benefits based on renewal premium income at retirement resulting from the sales unit developed by the manager. This program is not qualified under Section 401(a) of the Internal Revenue Code and is not prefunded. As of January 1, 1987, the plan was frozen with respect to new entrants. The actuarial present value of benefits shown below includes all managers who have retired and are entitled to benefits under the program.

   The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status at:

                                                                   December 31,
                                                                ------------------
                                                                  2001      2000
                                                                --------  --------
                                                                  (In Thousands)
Change in benefit obligations:
   Benefit obligation at beginning of year..................... $ 17,698  $ 14,905
   Service cost................................................      629       721
   Interest cost...............................................    1,128       975
   Amendments..................................................     (209)    1,174
   Curtailment Adjustments.....................................       --      (539)
   Settlement Adjustments......................................       --       (65)
   Actuarial losses............................................    1,338     1,807
   Benefits paid...............................................   (1,226)   (1,280)
                                                                --------  --------
Benefit obligation at end of year..............................   19,358    17,698
Change in plan assets:
   Fair value of plan assets at beginning and end of year......       --        --
                                                                --------  --------
Funded status of the plan (underfunded)........................  (19,358)  (17,698)
Unrecognized net actuarial loss................................    5,184     4,270
Unrecognized prior service cost................................      970     1,341
Unrecognized net asset at January 1, 1987 being recognized over
  15 years.....................................................       --       182
Adjustment to recognized minimum liability.....................   (4,883)   (4,590)
                                                                --------  --------
Accrued pension cost...........................................  (18,087)  (16,495)
Accrued benefit liability......................................   17,117    14,972
Intangible asset...............................................      970     1,523
                                                                --------  --------
Net amount recognized.......................................... $     --  $     --
                                                                ========  ========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   Net pension cost included the following components:

                                                    Year ended December 31,
                                                    -----------------------
                                                     2001    2000    1999
                                                    ------  ------  ------
                                                        (In Thousands)
    Service cost--benefits earned during the period $  629  $  721  $  546
    Interest cost on projected benefit obligation..  1,128     975     844
    Net amortization and deferral..................    768     654     626
                                                    ------  ------  ------
    Net pension cost............................... $2,525  $2,350  $2,016
                                                    ======  ======  ======

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 7.25% for 2001, 7.5% for 2000 and 7.75% for 1999. The rate of increase in future compensation levels used was 4.75% for 2001, 5.0% for 2000 and 5.25% for 1999.

   The Company has a deferred compensation plan for senior executive officers. This program is not qualified under Section 401(a) of the Internal Revenue Code. Eligible participants may defer a portion of their salary and/or their annual bonus. Amounts deferred earn interest at the Company's average investment rate. At December 31, 2001 and 2000, the Company carried a liability of $2,529,000 and $2,942,000 for this plan.

   The Company has established two separate rabbi trusts for the plans described above. At December 31, 2001 and 2000 the trusts held assets with a market value of $12,075,000 and $17,911,000.

   As part of the 2000 net periodic retirement plan cost, curtailment and settlement losses were recognized. These losses resulted from the disposal of the Company's workplace benefits division (Note 13).

  Savings and Investment Plans

   The Company has savings and investment plans qualifying under Section 401(k) of the Internal Revenue Code. Employees and sales representatives are eligible to participate after one year of service. Participant contributions are invested by the trustees for the plans at the direction of the participant in any one or more of four investment funds. The Company makes matching contributions in varying amounts. The Company's matching contributions amounted to $860,000 in 2001, $1,008,000 in 2000 and $1,086,000 in 1999. Participants
are fully vested in the Company match after five years of service.

  Defined Benefit Health Care Plan

   In addition to the Company's other benefit plans, the Company sponsors an unfunded defined benefit health care plan that provides postretirement medical benefits to full-time employees for whom the sum of the employee's age and years of service equals or exceeds 75, with a minimum age requirement of 50 and at least 10 years of service. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. The accounting for the plan anticipates a future cost-sharing arrangement with retirees that is consistent with the Company's past practices.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   The following table presents the plan's funded status:

                                                               December 31,
                                                            -----------------
                                                              2001     2000
                                                            --------  -------
                                                              (In Thousands)
 Change in benefit obligations:
    Projected benefit obligation at beginning of year...... $  9,930  $10,655
    Service cost...........................................       88       88
    Interest cost..........................................      731      760
    Actuarial losses.......................................    2,073      138
    Participant contributions..............................       --      442
    Curtailment adjustment.................................       --     (269)
    Benefits paid..........................................   (1,501)  (1,884)
                                                            --------  -------
 Projected benefit obligation at end of year...............   11,321    9,930
 Change in plan assets:
    Fair value of plan assets at beginning and end of year.       --       --
                                                            --------  -------
 Funded status of the plan (underfunded)...................  (11,321)  (9,930)
 Unrecognized net actuarial loss...........................    2,398      324
 Unrecognized prior service cost...........................      890    1,051
 Unrecognized transition obligation........................    2,221    2,397
                                                            --------  -------
 Accrued pension cost......................................   (5,812)  (6,158)
 Accrued benefit liability.................................    5,812    6,158
                                                            --------  -------
 Net amount recognized..................................... $     --  $    --
                                                            ========  =======

   Net periodic postretirement benefit cost includes the following components:

                                                      Year ended December 31,
                                                      -----------------------
                                                       2001    2000    1999
                                                      ------  ------  ------
                                                          (In Thousands)
  Service cost....................................... $   88  $   88  $  112
  Interest cost......................................    731     760     760
  Amortization of transition obligation over 20 years    176     235     293
  Amortization of past service costs.................    161     228     294
                                                      ------  ------  ------
  Net periodic benefit cost..........................  1,156   1,311   1,459
  Plan curtailment adjustment........................     --   1,824      --
                                                      ------  ------  ------
  Final periodic postretirement benefit cost......... $1,156  $3,135  $1,459
                                                      ======  ======  ======

   The weighted-average annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) varies per year, equal to the maximum contractual increase of the Company's contribution. Because the Company's future contributions are contractually limited as discussed above, an increase in the health care cost trend rate has a minimal impact on expected benefit payments.

   The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.25% at December 31, 2001 and 7.75% at December 31, 2000 and 1999.

   As part of the 2000 net periodic postretirement benefit cost, a curtailment loss was recognized. The 2000 curtailment resulted from the disposal of the Company's workplace benefits division (Note 13).

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


9. Reinsurance

   The Company actively solicits reinsurance from other companies. The Company also cedes portions of the insurance it writes as described in the next paragraph. The effect of reinsurance on premiums earned from continuing operations was as follows:

                                                   Year ended December 31,
                                               -------------------------------
                                                 2001       2000       1999
                                               ---------  ---------  ---------
                                                        (In Thousands)
 Direct....................................... $  98,541  $ 145,141  $ 144,224
 Assumed......................................   246,271    201,273    174,794
 Ceded........................................  (139,607)  (133,302)   (78,023)
                                               ---------  ---------  ---------
 Total net premium............................   205,205    213,112    240,995
 Less net premium from discontinued operations        12    (53,554)  (104,465)
                                               ---------  ---------  ---------
 Total net premium from continuing operations. $ 205,217  $ 159,558  $ 136,530
                                               =========  =========  =========

   The Company reinsures with other companies portions of the insurance it writes, thereby limiting its exposure on larger risks. Normal retentions without reinsurance are $750,000 on an individual life policy and $1,000,000 on individual life insurance assumed. As of December 31, 2001, the Company had ceded to other life insurance companies individual life insurance in force of approximately $30.7 billion.

   Benefits and reserves ceded to other insurers amounted to $102,297,000, $199,466,000 and $73,536,000 during the years ended December 31, 2001, 2000 and
1999, respectively. At December 31, 2001 and 2000, policy reserves ceded to other insurers were $181,698,000 and $177,444,000, respectively. Claim reserves ceded amounted to $26,597,000 and $31,179,000 at December 31, 2001 and 2000,
respectively. The Company remains contingently liable on all reinsurance ceded by it to others. This contingent liability would become an actual liability in the event an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

   Gross assumed premiums from the Company's five largest customers amounted to $116,475,000, $107,945,000 and $102,153,000 for the years ended December 31,
2001, 2000 and 1999, respectively.

10. Related-Party Transactions

   The Company reimburses Generali's U.S. branch for certain expenses incurred on the Company's behalf. These expenses were not material in 2001, 2000 or 1999. The Company retrocedes a portion of the life insurance it assumes to Generali. In accordance with this agreement, the Company ceded premiums of $664,000, $463,000 and $575,000 during 2001, 2000 and 1999, respectively. The
Company ceded claims of $360,000 during 2001, $2,000 during 2000 and $121,000 during 1999.

   In 1995, the Company entered into a modified coinsurance agreement with Generali to cede 50% of certain single-premium deferred annuity contracts issued. In accordance with this agreement, $4 million, $6 million and $9 million in account balances were ceded to Generali in 2001, 2000 and 1999, respectively, and Generali loaned such amounts back to the Company. Account balances ceded and loaned back at December 31, 2001 and 2000 were $141 million and $158 million, respectively. The recoverable amount from Generali was offset against the loan. The net expense related to this agreement was $1,392,000, $883,000 and $2,034,000 for the years ended December 31, 2001, 2000 and 1999, respectively. The Company held payables to Generali of $656,000 and $243,000 at December 31, 2001 and 2000, respectively.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


11. Stockholder's Equity

   The changes in net unrealized gains (losses) that have been included in the balance sheet caption "accumulated other comprehensive income (loss)" in stockholder's equity are summarized as follows:

                                                          December 31,
                                                       -----------------
                                                        2001      2000
                                                       -------  --------
                                                         (In Thousands)
       Net unrealized gains (losses) on securities:
          Fixed maturities............................ $(3,533) $(33,374)
          Equity securities...........................  (5,644)   (8,896)
          Securities held in separate account.........   1,454    (3,711)
          Other.......................................    (733)       85
                                                       -------  --------
       Net unrealized gains (losses)..................  (8,456)  (45,896)
       Adjustment to deferred policy acquisition costs  (4,607)    6,219
       Adjustment to unearned revenue reserve.........     341      (383)
       Deferred income taxes..........................   4,453    11,021
                                                       -------  --------
       Net unrealized gains (losses).................. $(8,269) $(29,039)
                                                       =======  ========

12. Borrowed Money

   The Company has an outstanding liability for borrowed money in the amount of $35,480,000 as of December 31, 2001, which is included in other liabilities. This consists of twelve items all through the Federal Home Loan Bank due during the following periods:

                      Year Due   Amount    Interest Range
                      -------- ----------- --------------
                        2002.. $15,190,000  3.81%-6.74%
                        2003..  10,575,000  4.88%-7.01%
                        2004..   9,715,000  3.39%-7.20%
                               -----------
                               $35,480,000

   Pledged collateral for this debt consists of GNMA and FNMA securities with a face amount of $ 36,590,000 and a market value of $ 37,408,000 on December 31, 2001. The Company has the ability to borrow up to $80 million from the Federal Home Loan Bank. The Company's intent is to take advantage of investment opportunities by matching borrowing maturities to asset maturities that have a favorable interest rate spread.

13. Discontinued Operations

   In October of 1999, the Company adopted a plan to dispose of its workplace benefit (group) insurance line of business. Accordingly, the group line of business was considered a discontinued operation during the year ended 1999 and the consolidated statement of operations for 2001, 2000 and 1999 separately reported the operating results of the discontinued operations, net of related income taxes. Income (loss) net of taxes for this line of business amounted to $612,000, $273,000 and $(2,012) with revenues of $734,000, $57,662,000 and
$110,409,000, for the years ended December 31, 2001, 2000 and 1999, respectively.

   The Company reached an agreement to sell the group line of business in January 2000 and closed the sale effective June 30, 2000. During 2000 the Company realized a gain on the disposal of this line of business, net of income taxes of $14,871,000 and deferred an additional $2,000,000 of gain that was attributable to the estimated

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

profit on inforce business that is 100% ceded to the purchaser. During 2001 the Company amortized $1,500,000 of the original deferral resulting in a gain of $978,000, net of income taxes. At December 31, 2001 the Company has continued to defer $500,000 of the original gain.

   In December of 2001, the Company adopted a plan to liquidate its wholly owned subsidiary BMA Financial Services, Inc. (BMAFS). Accordingly, the BMAFS line of business was considered a discontinued operation during the year ended 2001 and the consolidated statement of operations for 2001, 2000 and 1999 separately reported the operating results of the discontinued operations, net of related income taxes. Losses net of income taxes for this line of business amounted to $1,467,000, $552,000 and $556,000 with revenues of $10,886,000,
$13,186,000 and $12,833,000, for the years ended December 31, 2001, 2000 and
1999, respectively. During 2001 the Company realized a loss on the disposal of this line of business, net of income taxes of $228,000. The net assets in liquidation are $491,000 at December 31, 2001.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     a.  Financial Statements

The financial statements of the Separate Account and the Company are included in Part B hereof.

     b.  Exhibits

      1. Resolution of Board of Directors of the Company authorizing the establishment of the Variable Account*
      2.     Not Applicable
      3.(a)  Principal Underwriter's Agreement **
      3.(b)  Form of Selling Agreement**
      4.(a)  Individual Variable Annuity Contract+++
      4.(b)  Waiver of Withdrawal Charge and Interest Adjustment Rider**
      4.(c)  Death Benefit Endorsement +
      4.(d)  Additional Death Benefit Endorsement ++
      5.     Application for Individual Variable Annuity Contract**
      6.     (i)  Copy of Articles of Incorporation of the Company**
             (ii) Copy of the Bylaws of the Company**
      7.     Not Applicable
      8.(a)  Form of Fund Participation Agreement**
      8.(b) Form of Fund Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and the Company#
      8.(c)  Form of Fund Participation Agreement among Variable Insurance
            Products Fund II, Fidelity Distributors Corporation and the Company# 8.(d) Form of Fund Participation Agreement among The Alger American Fund,
             Fred Alger and Company, Incorporated and the Company#
      9.     Opinion and Consent of Counsel
     10.     Consents of Independent Accountants
     11.     Not Applicable
     12.     Not Applicable
     13.     Calculation of Performance Information
     14.     Company Organizational Chart**
     27.     Not Applicable

     *Incorporated by reference to Registrant's Form N-4, as electronically filed on August 5, 1997.

   **Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-4, as electronically filed on October 17, 1997.

  ***Incorporated by reference to Registrant's Post-Effective Amendment No.2 to Form N-4, as electronically filed on July 8, 1998.

   + Incorporated by reference to Registrant's Post-Effective Amendment No. 3 to Form N-4, as electronically filed on August 14, 1998.

  ++ Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to Form N-4, as electronically filed on February 17, 1999.

 +++ Incorporated by reference to Registrant's Post-Effective Amendment No. 7 to Form N-4, as electronically filed on December 29, 1999.

    #Incorporated by reference to Registrant's Post-Effective Amendment No. 8 to Form N-4, as electronically filed on May 1, 2000.

Item 25.    Directors and Officers of the Depositor

The following are the Officers and Directors of the Company:

Name and Principal                               Positions and Offices
Business Address                                 with Depositor
Giorgio Balzer                                   Director, Chairman of the Board and
BMA Tower                                        Chief Executive Officer
700 Karnes Blvd.
Kansas City, MO 64108-3306

Robert Thomas Rakich                             Director, President and Chief Operating Officer
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Dennis Keith Cisler                              Senior Vice President - Information
BMA Tower                                        Systems
700 Karnes Blvd.
Kansas City, MO 64108-3306

David Lee Higley                                 Senior Vice President & Chief Financial
BMA Tower                                        Officer
700 Karnes Blvd.
Kansas City, MO 64108-3306

Stephen Stanley Soden                            Senior Vice President - BMA Financial
BMA Tower                                        Group
700 Karnes Blvd.
Kansas City, MO 64108-3306

Michael Kent Deardorff                           Senior Vice President - Marketing,
BMA Tower                                        BMA Financial Group
700 Karnes Blvd.
Kansas City, MO 64108-3306

Edward Scott Ritter                              Senior Vice President -  Insurance Services,
BMA Tower                                        Corporate Development & Communications
700 Karnes Blvd.
Kansas City, MO 64108-3306

David A. Gates                                   Vice President, General Counsel and Secretary
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Robert Noel Sawyer                               Senior Vice President & Chief Investment
BMA Tower                                        Officer
700 Karnes Blvd.
Kansas City, MO 64108-3306

Margaret Mary Heidkamp                           Vice President - Operations, Variable and
BMA Tower                                        Asset Accumulation Products
700 Karnes Blvd.
Kansas City, MO 64108-3306

Jay Brian Kinnamon                               Vice President & Corporate Actuary
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Susan Annette Sweeney                            Vice President - Treasurer & Controller
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Gerald W. Selig                                  Vice President & Actuary -
BMA Tower                                        Accumulation Products
700 Karnes Blvd.
Kansas City, MO 64108-3306

Thomas Morton Bloch                              Director

William Thomas Grant II                          Director

Donald Joyce Hall, Jr.                           Director

Allan Drue Jennings                              Director

David Woods Kemper                               Director

John Kessander Lundberg                          Director

John Pierre Mascotte                             Director

Andrea Rabusin                                   Director

Renzo Isler                                      Director

Mel G. Carvill                                   Director

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Company organizational chart was filed as Exhibit 14 in Pre-Effective Amendment No. 1 to Form N-4 and is incorporated herein by reference.

Item 27.    Number of Contract Owners

As of March 29, 2002, there were 222 Non-Qualified Contract Owners and 109 Qualified Contract Owners.

Not Applicable

Item 28.    Indemnification

The Bylaws of the Company (Article IV) provide that:

Section 1: Indemnification. Each person who is or was a Director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the Corporation as a right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a Director, officer or employee of the Corporation, or if serving at the request of the Corporation, as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this Bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnifications with respect to the same or different persons or classes of persons.

Without limiting the foregoing, the Corporation is authorized to enter into an agreement with any Director, officer or employee of the Corporation providing indemnification for such person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement that result from any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Corporation, that arises by reason of the fact that such person is or was a Director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, to the full extent allowed by law, whether or not such indemnification would otherwise be provided for in this Bylaw, except that no such agreement shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

     a. Jones & Babson, Inc. is the principal underwriter for the Contracts. It is also the principal underwriter for: BMA Variable Life Account A, Investors Mark Series Fund, Inc., David L. Babson Growth Fund, Inc., D. L. Babson Money Market Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., D. L. Babson Bond Trust, AFBA Five Star Fund, Inc., Babson-Stewart Ivory International Fund, Inc., Jones & Babson Mid-Cap Aggressive Growth Fund, Jones & Babson Small-Cap Aggressive Growth Fund, Jones & Babson Small-Cap International Fund, Buffalo Science & Technology Fund, Buffalo Mid Cap Fund, Buffalo Large Cap Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo USA Global Fund, Inc. and Buffalo High Yield Fund, Inc.

     b.  The following are the officers and directors of Jones & Babson, Inc.:

    Name and                                     Positions and Offices
Business Address*                                with Underwriter
- - - -------------------------                  ---------------------
Steven S. Soden                                  President, Chairman
                                                 and CEO

P. Bradley Adams                                 Vice President, Chief
                                                 Financial Officer and
                                                 Treasurer
William G. Cooke                                 Chief Compliance Officer

Martin A. Cramer                                 Legal and Regulatory Affairs-
                                                 Vice President and
                                                 Secretary

Constance B. Martin                              Asst. Vice President


Giorgio Balzer                                   Director

Robert T. Rakich                                 Director

Edward S. Ritter                                 Director

Robert N. Sawyer                                 Director

*Principal business address is BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108-3306


Item 30.    Location of Accounts and Records

The physical possession of the accounts, books or documents of the Separate Account which are required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained by the Company at 700 Karnes Boulevard, Kansas City, Missouri 64108.



Item 31.    Management Services

Not Applicable

Item 32.    Undertakings

     a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen
(16) months old for so long as payment under the variable annuity contracts may be accepted.

     b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     d. Business Men's Assurance Company of America ("Company") hereby represents that the fees and charges deducted under the Contracts described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for the effectiveness of this registration statement and has caused this Registration Statement to be signed on its behalf in the City of Kansas City and the State of Missouri, on this 15th day of April, 2002.


                         BMA VARIABLE ANNUITY ACCOUNT A
                                      (Registrant)

                         By: BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA (Depositor)


                         By: /s/DAVID A. GATES
                            --------------------------------


                         BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                         (Depositor)


                           By: /s/MICHAEL K. DEARDORFF
                            ---------------------------------



Attest:

/s/SUSAN A. SWEENEY
- ----------------------------
(Name)

VICE PRESIDENT - TREASURER & CONTROLLER
- --------------------------------------
Title

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                             TITLE                                       DATE
- ---------                                           -----                                       ----

Giorgio Balzer*                             Director, Chairman of the Board                      4/15/02
- -------------------------                 and Chief Executive Officer                          -------
Giorgio Balzer                                                                                     Date

Thomas Morton Bloch*                        Director                                             4/15/02
- -------------------------                                                                      -------
Thomas Morton Bloch                                                                                Date

Mel G. Carvill*                             Director                                             4/15/02
- -------------------------                                                                      -------
Mel G. Carvill                                                                                     Date

William Thomas Grant II *                   Director                                             4/15/02
- -------------------------                                                                      -------
William Thomas Grant II                                                                            Date

Donald Joyce Hall, Jr.*                     Director                                             4/15/02
- -------------------------                                                                       ------
Donald Joyce Hall, Jr.                                                                             Date

Renzo Isler*                                Director                                              4/15/02
- -------------------------                                                                       -------
Renzo Isler                                                                                        Date

Allan Drue Jennings*                        Director                                              4/15/02
- -------------------------                                                                       -------
Allan Drue Jennings                                                                                Date

David Woods Kemper*                         Director                                              4/15/02
- -------------------------                                                                       -------
David Woods Kemper                                                                                 Date

John Kessander Lundberg*                    Director                                              4/15/02
- -------------------------                                                                       -------
John Kessander Lundberg                                                                            Date

John Pierre Mascotte*                       Director                                              4/15/02
- -------------------------                                                                       -------
John Pierre Mascotte                                                                               Date
Andrea Rabusin*                             Director                                              4/15/02
- -------------------------                                                                       -------
Andrea Rabusin                                                                                      Date


/s/ROBERT T. RAKICH                         Director, President and Chief                         4/15/02
- -------------------------                 Operating Officer                                     -------
Robert T. Rakich                                                                                    Date

/s/DAVID A. GATES                                                                                 4/15/02
- -------------------------                 Vice President, General Counsel                       -------
David A. Gates                              and Secretary                                           Date

/s/DAVID L. HIGLEY                          Senior Vice President & Chief                         4/15/02
- -------------------------                                                                       -------
David L. Higley                             Financial Officer                                       Date

/s/SUSAN A. SWEENEY                         Vice President - Treasurer &                          4/15/02
- -------------------------                                                                       -------
Susan A. Sweeney                            Controller                                              Date

*By: /s/ROBERT T. RAKICH
    --------------------
     Attorney-in-Fact


*By: /s/DAVID A. GATES
     --------------------
     Attorney-in-Fact


                                    EXHIBITS

                                       TO

                       POST-EFFECTIVE AMENDMENT NO. 10 TO

                                    FORM N-4

                         BMA VARIABLE ANNUITY ACCOUNT A

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                                INDEX TO EXHIBITS

Exhibit                                                            Page

EX-99.B9      Opinion and Consent of Counsel
EX-99.B10     Consents of Independent Accountants
EX-99.B13     Calculation of Performance Information